                                                                    CONFIDENTIAL

                                    CONTRACT
                                       FOR
                          ENGINEERING AND CONSTRUCTION
                                       OF
                       TERRESTRIAL REPEATER NETWORK SYSTEM


                                 BY AND BETWEEN


                             XM SATELLITE RADIO INC.


                                       AND


                             LCC INTERNATIONAL, INC.


                             CONFIDENTIALITY NOTICE

THIS ATTACHED CONTRACT AND THE INFORMATION CONTAINED HEREIN IS CONFIDENTIAL TO XM SATELLITE RADIO INC. AND LCC INTERNATIONAL, INC., AND SHALL NOT BE PUBLISHED OR DISCLOSED TO ANY THIRD PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF A DULY AUTHORIZED REPRESENTATIVE OF XM SATELLITE RADIO INC. AND LCC INTERNATIONAL, INC.

                                                                    CONFIDENTIAL

                                TABLE OF CONTENTS
                                    CONTRACT
                                       FOR
                          ENGINEERING AND CONSTRUCTION
                                       OF
                       TERRESTRIAL REPEATER NETWORK SYSTEM

TERMS AND CONDITIONS

EXHIBIT A    -    NETWORK DESIGN CRITERIA  AND PROCESS

EXHIBIT B    -    STATEMENT OF WORK (SOW)

EXHIBIT C    -    CONTRACT PRICING, PAYMENTS AND MILESTONE ACHIEVEMENT
                  CRITERIA

EXHIBIT D    -    DATA AND DOCUMENTATION

EXHIBIT E    -    NETWORK TESTING AND ACCEPTANCE CRITERIA

                                                                    CONFIDENTIAL

                                    CONTRACT

                                       FOR

                          ENGINEERING AND CONSTRUCTION

                                       OF

                       TERRESTRIAL REPEATER NETWORK SYSTEM


                                 BY AND BETWEEN


                             XM SATELLITE RADIO INC.


                                       AND


                             LCC INTERNATIONAL, INC.



                              TERMS AND CONDITIONS

                                                                   CONFIDENTIAL

                               TABLE OF CONTENTS

                              TERMS AND CONDITIONS

1.  DEFINITIONS AND CONSTRUCTION.............................................2

  1.1 CERTAIN DEFINITIONS....................................................2
  1.2 OTHER TERMS............................................................9
  1.3 INTEGRATION AND CONSTRUCTION...........................................9
  1.4 HEADINGS; NUMBER AND GENDER...........................................10

2.  SCOPE OF WORK...........................................................11

  2.1 GENERAL...............................................................11
  2.2 ASSURANCES OF CONTRACTOR AND SUBCONTRACTOR PERFORMANCE................12

3.  EFFECTIVE DATE OF CONTRACT ("EDC"); CONDITIONS PRECEDENT................13

  3.1 EFFECTIVE DATE OF CONTRACT............................................13
  3.2 CONDITIONS PRECEDENT..................................................13

4.  CONTRACT SUM............................................................14

  4.1 CONTRACT SUM..........................................................14
  4.2 CHANGES IN CONTRACT SUM...............................................14
  4.3 TAXES AND DUTIES......................................................14

5.  PAYMENT.................................................................15

  5.1 INVOICING.............................................................15
  5.2 PAYMENT...............................................................15
  5.3 RESERVED..............................................................16
  5.4 FINAL PAYMENT FOR A CITY NETWORK......................................16
  5.5 SET OFF...............................................................16
  5.6 LATE PAYMENT..........................................................16
  5.7 RESERVED..............................................................17
  5.8 WITHHOLDING OF PAYMENT................................................17
  5.9 CONTRACTOR'S RIGHT TO SUSPEND THE WORK................................17
  5.10  ACCESS TO RECORDS...................................................18

6.  ACCESS TO WORK..........................................................20

  6.1 ACCESS TO WORK........................................................20
  6.2 DATA AND DOCUMENTATION................................................20
  6.3 ELECTRONIC ACCESS.....................................................20
  6.4 MEETINGS..............................................................20
  6.5 FINANCING ENTITIES....................................................21

7.  TIME FOR PERFORMANCE....................................................22

  7.1 INITIAL CITY SCHEDULE AND ACCEPTANCE DATE.............................22
  7.2 DELIVERY INCENTIVES AND LIQUIDATED DAMAGES............................22
  7.3 SUSPENSION OF WORK BY OWNER...........................................23
  7.4 EXCUSABLE DELAY DEFINED...............................................24
  7.5 CONTRACT ADJUSTMENTS..................................................24
  7.6 NO CLAIMS FOR WEATHER CONDITIONS OTHER THAN EXTRAORDINARY WEATHER
  CONDITIONS................................................................25
  7.7 NO CLAIMS FOR PREVENTION OF EARLY COMPLETION..........................25

8.  ACCEPTANCE..............................................................26

  8.1 REPEATER ACCEPTANCE TESTING (CITY NETWORK TESTING OF REPEATERS ONLY)..26



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
                                                                   CONFIDENTIAL


  8.2 CITY NETWORK TESTING OF REPEATERS AND ONE SATELLITE...................28

9.  TITLE AND RISK OF LOSS..................................................29

  9.1 TRANSFER OF TITLE.....................................................29
  9.2 TRANSFER OF RISK OF LOSS..............................................29

10. PERFORMANCE WARRANTIES..................................................30

  10.1  WARRANTIES..........................................................30
  10.2  DUTY TO CORRECT.....................................................33
  10.3  DISCLAIMERS OF WARRANTY.............................................33

11. CHANGES IN SCOPE OF WORK................................................35

  11.1  CHANGES REQUESTED BY OWNER..........................................35
  11.2  CHANGES REQUESTED BY CONTRACTOR.....................................36
  11.3  PRICING OF CHANGES..................................................36

12. PERMITS AND LICENSES; COMPLIANCE WITH LAWS..............................38

  12.1  PERMITS, LICENSES, AND APPROVALS....................................38
  12.2  COMPLIANCE WITH LAWS................................................38

13. SUBCONTRACTS............................................................40

  13.1  SUBCONTRACTS........................................................40
  13.2  REPLACEMENT OF MATERIAL SUBCONTRACTORS..............................40
  13.3  NO PRIVITY OF CONTRACT..............................................40
  13.4  SUBCONTRACTOR RELATIONS.............................................40
  13.5  ASSIGNMENT OF SUBCONTRACTS UPON TERMINATION.........................41

14. PERSONNEL AND KEY PERSONNEL.............................................42

  14.1  PERSONNEL QUALIFICATIONS............................................42
  14.2  KEY PERSONNEL POSITIONS.............................................42
  14.3  ASSIGNMENT OF KEY PERSONNEL.........................................42

15. CONTRACTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS..................43

16. OWNER'S REPRESENTATIONS AND WARRANTIES..................................45

17. INTELLECTUAL PROPERTY RIGHTS............................................47

18. INTELLECTUAL PROPERTY INFRINGEMENT INDEMNIFICATION......................51

  18.1  CONTRACTOR INTELLECTUAL PROPERTY INDEMNIFICATION....................51
  18.2  OWNER INTELLECTUAL PROPERTY INDEMNIFICATION.........................51

19. CONFIDENTIAL INFORMATION................................................52

  19.1  CONFIDENTIALITY OBLIGATIONS.........................................52
  19.2  EXCEPTIONS..........................................................52
  19.3  NO LICENSE..........................................................53
  19.4  RETURN OF CONFIDENTIAL INFORMATION..................................53
  19.5  INCONSISTENT LEGENDS................................................54

20. INDEMNIFICATION.........................................................55

  20.1  CONTRACTOR'S INDEMNIFICATION........................................55
  20.2  OWNER'S INDEMNIFICATION.............................................55
  20.3  INDEMNIFICATION PROCEDURES..........................................55
  20.4  WAIVER OF SUBROGATION...............................................56

21. INSURANCE...............................................................57

                                                                   CONFIDENTIAL

  21.1  GENERAL.............................................................57
  21.2  SPECIFIC INSURANCE REQUIREMENTS.....................................57
  21.3  CERTIFICATES OF INSURANCE...........................................61

22. DISPUTE RESOLUTION......................................................62

  22.1  INFORMAL DISPUTE RESOLUTION.........................................62
  22.2  ARBITRATION.........................................................62
  22.3  LITIGATION..........................................................64
  22.4  CONTINUED PERFORMANCE...............................................65

23. OWNER'S RESPONSIBILITIES................................................66

24. LIMITATION OF LIABILITY.................................................67

25. DEFAULT AND CORRECTION PLAN.............................................68

  25.1  MATERIAL BREACH.....................................................68
  25.2  FAILURE TO ACHIEVE KEY TASK.........................................68

26. TERMINATION.............................................................70

  26.1  TERMINATION FOR OWNER'S CONVENIENCE.................................70
  26.2  TERMINATION FOR CONTRACTOR'S DEFAULT................................72
  26.3  TERMINATION FOR OWNER'S DEFAULT.....................................74
  26.4  TERMINATION/EXPIRATION ASSISTANCE...................................76

27. MECHANICS' LIENS AND CLAIMS.............................................78

  27.1  WAIVER OF LIENS.....................................................78
  27.2  DISCHARGE OF LIENS..................................................78
  27.3  SUBORDINATION OF LIENS..............................................78

28. GENERAL.................................................................79

  28.1  ASSIGNMENT..........................................................79
  28.2  ENTIRE AGREEMENT....................................................80
  28.3  AMENDMENTS..........................................................80
  28.4  WAIVER OF BREACH OF CONTRACT........................................80
  28.5  REMEDIES CUMULATIVE.................................................80
  28.6  SEVERABILITY........................................................80
  28.7  APPLICABLE LAW......................................................81
  28.8  NOTICES.............................................................81
  28.9  RELATIONSHIP OF THE PARTIES.........................................82
  28.10 MEDIA RELEASES......................................................82
  28.11 CALCULATION OF INTEREST.............................................82
  28.12 SURVIVAL............................................................82
  28.13 NO THIRD-PARTY BENEFICIARIES........................................82
  28.14 CONSENTS AND APPROVALS..............................................82
  28.15 LENDER REQUIREMENTS.................................................83
  28.16 NO SOLICITATION.....................................................83
  28.17 TIME OF THE ESSENCE.................................................83
  28.18 COVENANT OF GOOD FAITH..............................................83
  28.19 COUNTERPARTS........................................................83

                                                                    CONFIDENTIAL

                                   ATTACHMENTS

Attachment A        Key Personnel

Attachment B        Form of Certification Accompanying Invoices

Attachment C        Contractor's Software License Terms and Conditions

                                                                    CONFIDENTIAL

                    CONTRACT FOR ENGINEERING AND CONSTRUCTION
                                       OF
                       TERRESTRIAL REPEATER NETWORK SYSTEM

     THIS CONTRACT FOR ENGINEERING AND CONSTRUCTION OF TERRESTRIAL REPEATER NETWORK SYSTEM (this "Contract") is made and entered into as of this 18th day of August, 1999, by and between XM SATELLITE RADIO INC., a Delaware corporation with its principal offices located at 1250 23rd Street, NW, Suite 57, Washington, DC 20037 (hereinafter "Owner"), and LCC INTERNATIONAL, INC., a Delaware corporation with its principal offices located at 7925 Jones Branch Drive, McLean Virginia 22102 (hereinafter "Contractor"). As used in this Contract, "Party" means either Owner or Contractor, as appropriate, and "Parties" means Owner and Contractor.

     WHEREAS, Owner is implementing a satellite system designed to provide digital audio radio services to the continental United States; and

     WHEREAS, Owner anticipates providing the business referred to above through two (2) geostationary satellites, a system of terrestrial repeater networks located in various cities within the continental United States ("Terrestrial Repeater Network System" or "System") and end-user receivers; and

     WHEREAS, Contractor is a company qualified to design, engineer, and construct the Terrestrial Repeater Network System, has the necessary skill and experience to perform the services described in this Contract in a cost-effective, professional and timely manner, and has performed similar services with respect to other wireless systems; and

     WHEREAS, the Parties have reached agreement on the terms and conditions of procurement by Owner from Contractor of the engineering, design and construction of the Terrestrial Repeater Network System, and related items, services and activities as set forth and further defined in this Contract.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Parties agree as follows:

                                                                    CONFIDENTIAL

1. DEFINITIONS AND CONSTRUCTION

     1.1  CERTAIN DEFINITIONS.

     In this Contract, the following terms shall have the meaning stated hereunder:

     (a) "ACCEPTANCE" of the Work with respect to a City Network has the meaning set forth in Article 8.1(c) (Acceptance).

     (b) "ACCEPTANCE DATE" means [               ] as such date may be extended
in accordance with the Contract.

     (c) "AFFILIATE" means, with respect to an entity, any other entity Controlling or Controlled by or under common Control with such entity.

     (d) "AGREED PERFORMANCE THRESHOLD" means that either Contractor (i) has achieved Acceptance of all Cities or (ii) would have achieved Acceptance of all Cities but for underperformance in one or more Cities due to the absence of the lesser of two Sites per City or five percent (5%) of all Sites in any such City.

     (e) "AMENDMENT TO THIS CONTRACT" or "AMENDMENT" means a written agreement modifying the terms of this Contract executed in accordance with Article 28.3 (Amendments).

     (f) "APPROVAL" means written approval. This term is as defined, whether or not capitalized in this Contract.

     (g) "ARCHITECTURE AND ENGINEERING" or "A&E" means the architecture and engineering services Contractor shall furnish Owner in accordance with Exhibit B
(SOW).

     (h) "ASSOCIATES" means, with respect to an entity, its directors, officers, employees agents, consultants, and assigns.

     (i) "BUSINESS DAY" means any day other than the following: a Saturday, Sunday, and any other day on which national banks are authorized to be closed in New York City, New York.

     (j) "CALENDAR DAY" means any day.

     (k) "CHANGE DIRECTIVE" means a written directive executed by Owner directing Contractor to proceed with a change in the Work pending final determination of the appropriate change, if any, in the Contract Sum and/or Initial City Schedules and/or Acceptance Date.

     (l) "CHANGE ORDER" means a written document, executed by both Owner and Contractor, setting forth a change in the Work and agreement between Owner and Contractor as

                                                                    CONFIDENTIAL

 to the change in the Contract Sum and/or Initial City Schedules and/or Acceptance Date associated with such change in the Work.

     (m) "CITY" means any city identified in Attachment 1 of Exhibit B (SOW), as the geographical boundaries (Defined Coverage Areas) of such city shall be determined by Owner and provided to Contractor in accordance with Exhibit B
(SOW).

     (n) "CITY NETWORK" means, for any City designated in Attachment 1 of Exhibit B (SOW), the terrestrial repeater network to be designed, constructed and implemented at various Sites in such City in accordance with this Contract.

     (o) "CITY PROGRESS SCHEDULE" has the meaning set forth in Exhibit B (SOW).

     (p) "CONFIDENTIAL INFORMATION" means all information, of any nature and in any form, whether written, oral or recorded or transmitted electronically or by tape or other similar manner, regarding the business, finances, operations, prospects, plans, or affairs of the Furnishing Party (including its Affiliates, Subcontractors, or Consultants), and all data, processes, materials, and software in source code and object code form, related documentation, and other technical data that is confidential and embodies trade secrets and other proprietary information of the Furnishing Party, which information is designated in writing by the Furnishing Party as confidential; provided, however, that if disclosed orally, such information must be confirmed and designated in writing in summary form as confidential within five (5) Business Days of the time at which oral disclosure took place. This Contract is deemed Confidential Information of each Party. Contractor Tools and Contract Software (including WINDS) are deemed confidential information of Contractor.

     (q) "CONSULTANT" means a person or organization retained by Owner to provide Owner with technical advice and related services and identified by Owner to Contractor as such in accordance with Article 6 (Access to Work).

     (r) "CONTRACT" means the written instrument herein dated the day and year first written above, including any Amendments made pursuant to Article 28.3 (Amendments), and Change Orders made pursuant to Article 11 (Changes in Scope of
Work), embodying the agreement between Contractor and Owner and including the Terms and Conditions, Attachments and Exhibits (and Attachments thereto), annexed hereto and made a part of this Contract.

     (s) "CONTRACT SUM" has the meaning set forth in Article 4.1 (Contract Sum).

     (t) "CONTRACTOR TOOLS" means all proprietary software, methods, tools, techniques, processes, or procedures of Contractor that Contractor may use, modify or develop in the provision of services hereunder, including all Intellectual Property Rights related thereto.

     (u) "CONTRACT SOFTWARE" has the meaning set forth in Article 17 (Intellectual Property Rights).

                                                                    CONFIDENTIAL

     (v) "CONTROL" and its derivatives mean, with respect to an entity, the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights or the power to direct the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

     (w) "CORRECTION PLAN" means a plan submitted by Contractor pursuant to
Article 25 (Default and Correction Plan) that details the means by which Contractor shall correct a failure to perform any material duty or obligation under this Contract.

     (x) "DATA AND DOCUMENTATION" means that data and documentation to be supplied by Contractor pursuant to the requirements of Exhibit D (Data and Documentation).

     (y) "DEFAULT PRICING" has the meaning set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

     (z) "DEVELOPED MATERIALS" means all tangible deliverables developed by Contractor or on Contractor's behalf specifically for Owner and provided by Contractor to Owner under this Contract that are paid for by Owner, including network designs, system schematics, system drawings, site specifications, zoning site reports, market databases described in Section 3 of Exhibit (B) (SOW), and other documentation materials relating specifically to the Work, provided by Contractor in the performance of the Work, but specifically excluding any Contractor Tools and Contract Software.

     (aa) "DISPUTE" has the meaning set forth in Article 22 (Dispute
Resolution).

     (bb) "EFFECTIVE DATE OF CONTRACT" or "EDC" has the meaning set forth in
Article 3 (Effective Date of Contract).

     (cc) "EXCUSABLE DELAY" has the meaning set forth in Article 7.3 (Excusable Delay).

     (dd) "EXHIBIT" or "EXHIBITS" means any and all exhibits, and any schedules or attachments thereto, to this Contract, which are attached hereto and incorporated herein.

     (ee) "EXTRAORDINARY WEATHER CONDITIONS" means any rain, snow, cold, or other weather conditions (not including those referred to in Article 7.4(a)
(ii)) that occur during any calendar month that are extraordinary by comparison to the average of the weather conditions that occurred during the same calendar month of the past five (5) years as set forth in the U.S. National Oceanic and Atmospheric Administration records for the City where the affected Work is being performed.

     (ff) "FINAL PAYMENT" has the meaning set forth in Article 5.4 (Final Payment for a City Network).

                                                                    CONFIDENTIAL

     (gg) "FINANCING AGREEMENTS" means any and all documents and agreements executed in connection with the debt or equity financing to be obtained by Owner from Financing Entities to provide all or a substantial portion of the funds to finance the Project and related repeater hardware, and all security instruments, mortgages, assignments and related documentation executed or delivered to secure repayment of such financing.

     (hh) "FINANCING ENTITY" means any financial institution, bank, corporation, partnership or other entity (other than Contractor, its Affiliates or competitors of Contractor or Affiliates of such competitors), providing all or a substantial portion of the debt or equity financing to Owner to provide funds to finance the Project and related repeater hardware, including any trustee acting on behalf of any such entity.

     (ii) "FURNISHING PARTY" means the Party who furnishes Confidential Information to the other Party.

     (jj) "GENERAL CONDITIONS COSTS" means all time-related and indirect costs other than direct labor and material costs, including salaries and benefits for superintendents, insurance costs, bond costs, increased or adjusted bond costs, any and all non-productive labor, clean-up, project management, supervision, safety, field supervision, incidental costs, fixed costs, variable costs, insurance, testing, start-up, warranty, small tools, big tools, miscellaneous materials, trash, trash removal, lay-out, re-layout, engineering, waste, coordination, estimating, remobilization and demobilization.

     (kk) "INCLUDING" and its derivatives (such as "include" and "includes") means including without limitation. This term is as defined, whether or not capitalized in this Contract.

     (ll) "INITIAL CITY SCHEDULE" shall have the meaning set forth in Section
2.3 of Exhibit B (SOW).

     (mm) "INTELLECTUAL PROPERTY" means all designs, methods, concepts, layouts, software, inventions (whether or not patented or patentable), processes, technical data and documentation, technical information and drawings, and similar matter in which an Intellectual Property Right may subsist.

     (nn) "INTELLECTUAL PROPERTY RIGHTS" means any and all common law and statutory proprietary rights, including Patent Rights, Trademark Rights, Trade Secret Rights and Copyrights Rights (each term as defined below), existing from time to time under the intellectual property Laws of the United States, any state or foreign jurisdiction or international treaty regime. The term "Patent Rights" means any and all common law and statutory rights existing from time to time under the Laws of the United States, any state or foreign jurisdiction or international treaty regime with respect to patents, patent applications, and patent registrations. The term "Trademark Rights" means any and all common law and statutory rights existing from time to time under the Laws of the United States, any state or foreign jurisdiction or international treaty regime with respect to trademarks, service marks, trade names and trade dress. The term "Trade Secret Rights" means any and all common law and statutory rights existing from time to time under the Laws of the United States, any state or foreign jurisdiction or international treaty regime with respect to trade secrets and data rights. The term "Copyright Rights" means any and all common law and statutory rights existing from time to

                                                                    CONFIDENTIAL

time under the Laws of the United States, any state or foreign jurisdiction or international treaty regime with respect to copyrights, mask work rights, moral rights and rights in visual works.

     (oo) "INTERIM MAINTENANCE" means the interim maintenance services Contractor shall furnish Owner in accordance with Exhibit B (SOW).

     (pp) "INTERIM SERVICES AGREEMENT" means the Interim Services Agreement between the Parties dated February 19, 1999, and amendments thereto.

     (qq) "KEY TASK" has the meaning set forth in Section 2.3 and Attachment 4 of Exhibit B (SOW).

     (rr) "LANDLORD" means, with respect to a particular Site, the person or entity that owns the real property or improvement upon which the Site is situated and/or the person or entity that is otherwise in lawful possession of such real property or improvement and has the authority to enter into a Site Lease Agreement.

     (ss) "LAW" or "LAWS" means any and all laws, including rules, regulations, codes, injunctions, judgments, orders, ordinances, decrees, rulings, licenses, authorizations, approvals or consents and charges thereunder, of any federal, state, local or municipal government of any country (and all agencies thereof) having jurisdiction over any portion of the Work or the performance of any portion of the Work.

     (tt) "LOSSES" means all losses, liabilities, damages, royalty payments and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, expert fees, litigation, settlement, judgment, interest, and penalties).

     (uu) "MATERIAL ADVERSE EFFECT" means any material adverse change in (i) the legality, validity, or enforceability of this Contract or (ii) the ability of Owner or Contractor to perform this Contract.

     (vv) "MILESTONE" means a portion of the definitive, measurable Work, which shall be completed in accordance with this Contract including Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) and upon completion of which a payment is to be made in accordance with Exhibit C.

     (ww) "MILESTONE ACHIEVEMENT CRITERIA" has the meaning set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

     (xx) "MILESTONE PAYMENT" means any of those payments listed as specific milestone payments in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

                                                                    CONFIDENTIAL

     (yy) "NETWORK MANAGEMENT TESTING" has the meaning set forth in Section 12 of Exhibit B (SOW).

     (zz) "NOTICE OF DEFECTS" means a written notice executed by Owner and delivered to Contractor identifying any defects in the Work setting forth in reasonable detail a description of the defect.

     (aaa) "OWNER-FURNISHED MATERIALS" means those documents, equipment and other materials furnished by Owner to Contractor in connection with Contractor's performance of the Work.

     (bbb) "OWNER PERSONNEL" means Owner employees, Consultants or representatives, or Owner's Consultants' employees.

     (ccc) "OWNER'S DESIGNATED REPRESENTATIVE" means Jack Wormington, Senior Vice President of Engineering and Operations, or his successor or designee in writing.

     (ddd) "PASS-THROUGH EXPENSES" has the meaning set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

     (eee) "PERMITTED LIEN" means any lien, security interest, mortgage, assignment, pledge, encumbrance or change of any kind in favor of the Financing Entities under the Financing Agreements or any interest (except to the extent waived or otherwise contravened in an applicable Site Lease Agreement) of a Landlord (in its capacity as a Landlord under such Site Lease Agreement) pursuant to applicable Law at a Site where the Work is located or pursuant to the terms of such Site Lease Agreement itself.

     (fff) "PERMITTED REIMBURSEABLES EXPENSES" has the meaning set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

     (ggg) "PROGRAM MANAGEMENT" means the program management services Contractor shall furnish Owner in accordance with Exhibit B (SOW).

     (hhh) "PROJECT" means the design, development, implementation, and completion of the entire Terrestrial Repeater Network System and related equipment, facilities and services (excluding Owner-Furnished Materials) to be provided to Owner in connection therewith, all in accordance with this Contract.

     (iii) "RECEIVING PARTY" means the Party who receives Confidential Information from the Furnishing Party.

     (jjj) "REGULATORY SERVICES" has the meaning set forth in Exhibit B (SOW).



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
                                                                    CONFIDENTIAL

     (kkk) "REPEATER ACCEPTANCE TEST CRITERIA" has the meaning set forth in
Section 2 of Exhibit E (Network Testing and Acceptance Criteria).

     (lll) "REPEATER ACCEPTANCE TESTING" has the meaning set forth in Exhibit E (Network Testing and Acceptance Criteria).

     (mmm) "RF ENGINEERING" means the radio frequency engineering services Contractor shall furnish Owner in accordance with Exhibit B (SOW).

     (nnn) "SITE" means a terrestrial repeater site identified, acquired, designed, constructed and tested in accordance with this Contract, which site shall be part of the City Network of the City in which it is located.

     (ooo) "SITE ACQUISITION SERVICES" means the site acquisition services Contractor shall furnish Owner in accordance with Exhibit B (SOW).

     (ppp) "SITE CONSTRUCTION" means the site construction services Contractor shall furnish Owner in accordance with Exhibit B (SOW).

     (qqq) "SITE LEASE AGREEMENT" means the agreement between Owner and Landlord, whether license, lease or otherwise, whereby Owner acquires the right to occupy, build and operate a Site on Landlord's property.

     (rrr) "STANDARD SITES" has the meaning set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

     (sss) "STATEMENT OF WORK" or "SOW" means the Work described in Exhibit B to this Contract and to be provided by Contractor.

     (ttt) "SUBCONTRACT" means a contract awarded by Contractor to a Subcontractor or a contract awarded by a Subcontractor.

     (uuu) "SUBCONTRACTOR" means a person, firm, corporation, or business entity that has been awarded a Subcontract.

     (vvv) "TESTING" means the site testing and network testing services Contractor shall furnish Owner in accordance with Exhibit B (SOW) and Exhibit E (Network Testing and Acceptance Criteria), respectively.

     (www) "TIER 1 CITY" "TIER 2 CITY" OR "TIER 3 CITY" has the meaning set forth in Attachment 1 of Exhibit B (SOW).

                                                                    CONFIDENTIAL

     (xxx) "WORK" means all services (including design, radio frequency, engineering, site acquisition, zoning, architecture and engineering, program management, construction management, construction and testing services), labor, equipment, materials, articles, matters, acts (including tests to be performed) and things to be furnished by Contractor and rights to be transferred by Contractor in performance of this Contract, all as described in Exhibit A (Network Design Criteria and Process), Exhibit B (SOW) and Exhibit E (Network Testing and Acceptance Criteria). "Work" does not include any labor, materials, articles, matters, acts (including tests to be performed) and things to be furnished by Owner pursuant to this Contract, including pursuant to Attachment 2 of Exhibit B (SOW), or Contractor Tools or Contract Software.

     (yyy) "ZONING" means the services Contractor shall furnish Owner with respect to obtaining certain local zoning permits, licenses and approvals necessary to perform the Work, all in accordance with Exhibit B (SOW).

     1.2 OTHER TERMS.

     Other terms in this Contract are defined in the context in which they are used and shall have the meanings there indicated.

     1.3 INTEGRATION AND CONSTRUCTION.

     (a) The documents listed below in this Article 1.3 (Integration and Construction), including any Exhibits, Attachments, and Schedules, as amended from time to time in accordance with Article 28.3 (Amendments), constitute this Contract and shall be deemed to constitute one fully integrated agreement between the Parties. In the event of any conflict or inconsistency among the provisions of the various documents of this Contract, such conflict or inconsistency shall be resolved by giving a descending level of precedence to the documents in the order set forth below:

          (1)  Terms and Conditions

          (2)  Exhibit A - Network Design Criteria and Process

          (3)  Exhibit B - Statement of Work (SOW)

          (4) Exhibit C - Contract Pricing, Payments and Milestone Achievement Criteria

          (5)  Exhibit D - Data and Documentation

          (6)  Exhibit E - Network Testing and Acceptance Criteria

     (b) Exhibits A, B, C, D, and E are attached to and incorporated into these Terms and Conditions.



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                                                                    CONFIDENTIAL

     1.4 HEADINGS; NUMBER AND GENDER.

     The Article headings are for convenience of reference only and shall not be considered in interpreting the text of this Contract. Words in the singular include the plural and vice versa, and words imputing the masculine gender include the feminine and neuter genders where the context so requires.



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                                                                    CONFIDENTIAL

2. SCOPE OF WORK

     2.1 GENERAL.

     (a) In accordance with the requirements of this Contract, Contractor shall furnish and perform and Owner shall purchase the Work.

     (b) Without limiting the generality of the foregoing, Contractor shall furnish the following:

          (1) Program Management -- Contractor shall provide Program Management in accordance with Exhibit B (SOW).

          (2) RF Engineering -- Contractor shall provide RF Engineering in accordance with Exhibit B (SOW).

          (3) Site Acquisition Services -- Contractor shall provide Site Acquisition Services in accordance with Exhibit B (SOW).

          (4) Architecture and Engineering -- Contractor shall provide Architecture and Engineering in accordance with Exhibit B (SOW).

          (5) Zoning Services -- Contractor shall provide Zoning Services in accordance with Exhibit B (SOW).

          (6) Site Construction -- Contractor shall provide Site Construction in accordance with Exhibit B (SOW).

          (7) Interim Maintenance -- Contractor shall provide Interim Maintenance in accordance with Exhibit B (SOW).

          (8) Regulatory Services -- Contractor shall provide Regulatory Services in accordance with these Terms and Conditions and Exhibit B (SOW).

          (9) Network Management Testing -- Contractor shall provide Network Management Testing in accordance with Exhibit B (SOW).

          (10) Antenna Procurement -- Contractor shall procure antennas in accordance with Exhibit B (SOW).

          (11) Antenna Pointing - Contractor shall perform antenna pointing services in accordance with Exhibit B (SOW).

          (12) Testing -- Contractor shall perform site testing in accordance with Exhibit B (SOW) and network testing in accordance with Exhibit E (Network Testing and Acceptance Criteria).



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                                                                    CONFIDENTIAL

2.2 ASSURANCES OF CONTRACTOR AND SUBCONTRACTOR PERFORMANCE.

     (a) By separate letter agreement, the Parties shall agree on a process for providing Owner continuing assurances of Contractor's ability to perform its obligations under this Contract.

     (b) Contractor shall obtain from its Subcontractors, and shall require its Subcontractors to obtain from their subcontractors, such performance and/or payment bonds as are commercially prudent taking into account the risk of failure and financial resources of such Subcontractors.



                                       12

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                                                                    CONFIDENTIAL

3. EFFECTIVE DATE OF CONTRACT ("EDC"); CONDITIONS PRECEDENT

     3.1 EFFECTIVE DATE OF CONTRACT.

     This Contract shall be effective as of, and the effective date of this Contract (the "Effective Date of Contract" or "EDC") shall be, the date first set forth in this Contract.

     3.2 CONDITIONS PRECEDENT.

     Contractor shall have no obligation to commence performance of the Work until, and Contractor agrees to commence Work upon, the date upon which Owner deposits by wire transfer into the account specified in Article 5.2 (Payment)
the sum of [                                  ] wire transfer of which for the
purposes of this Contract and the Interim Services Agreement, as amended, shall be deemed to be Owner's issuance and delivery of a notice to proceed with the Work. Owner shall make such wire transfer on or before one (1) Business Day following EDC.



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                                                                    CONFIDENTIAL

4. CONTRACT SUM

     4.1 CONTRACT SUM.

     In consideration of Contractor's performance of the Work in accordance with this Contract, Owner shall pay Contractor the amounts determined in accordance with Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) (collectively the "Contract Sum") in accordance with the payment conditions and Milestones set forth therein, as may be adjusted pursuant to this Contract. For the Work provided or to be provided under this Contract, Owner shall not be obligated to pay Contractor any amounts in addition to the Contract Sum, except as otherwise specifically provided in this Contract.

     4.2 CHANGES IN CONTRACT SUM.

     Except pursuant to Article 11 (Changes in Scope of Work) or Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria), and as otherwise expressly set forth in this Contract, the Contract Sum is not subject to any escalation or to any adjustment or revision.

     4.3 TAXES AND DUTIES.

     (a) Contractor shall be responsible for any sales, use, excise, value-added, services, consumption and other taxes payable by Contractor on any goods or services used or consumed by Contractor in providing the Work, excluding taxes on Permitted Reimbursable Expenses and Pass-Through Expenses, where such tax is imposed on Contractor's acquisition or use of such goods or services and the amount of such tax is measured by Contractor's costs in acquiring such goods or services.

     (b) Owner shall be responsible for any sales, use, excise, value-added, services, consumption and other tax on the provision to Owner of the Work as a whole or any part of the Work, including on Permitted Reimbursable Expenses and Pass-Through Expenses.

     (c) Each Party shall consult and cooperate with the other to minimize the other's tax liability to the extent legally permissible.

     (d) Each Party shall cooperate with the other in the settlement of any claim for taxes asserted by applicable taxing authorities.



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                                                                    CONFIDENTIAL

5. PAYMENT.

     5.1 INVOICING.

     (a) Contractor shall invoice Owner monthly for all Milestones completed in accordance with the applicable Milestone Achievement Criteria and all other applicable requirements of this Contract during the period covered by the invoice (including Permitted Reimbursable Expenses and Pass-Through Expenses incurred during the month) and any other charge permitted by this Contract. Each invoice shall be accompanied by conditional releases of claims and waivers of liens, in form and substance reasonably satisfactory to Owner, executed by Contractor and all Subcontractors with respect to the Work for which payment is sought. The invoice shall show details and supporting documentation as to amounts invoiced as specified by Owner. Each invoice shall be accompanied by a certification in the form of Attachment B.

     (b) In the event a Party determines a credit is due Owner pursuant to this Contract, such Party shall notify the other Party in writing. To the extent the Parties agree on the amount of the credit, if any, due to Owner, Contractor shall provide Owner with such credit against amounts then due and owing; if no further payments are due to Contractor, Contractor shall pay the amount of such credit to Owner within thirty (30) Calendar Days after such credit becomes due.

     (c) Contractor shall deliver a copy of each invoice and all details and supporting documentation to:

                  XM Satellite Radio Inc.
                  1250 23rd Street, NW
                  Suite 57
                  Washington, DC 20037
                  Tel:  202-969-7100
                  Fax:  202-969-7050
                  Attention:  Chief Financial Officer

                  Copy to:  Royce Kincaid
                  Vice President, Terrestrial Repeater Program

     5.2 PAYMENT.

     (a) Subject to Article 5.8 (Withholding of Payment), Owner shall pay Contractor within thirty (30) Calendar Days after receipt from Contractor of an invoice in accordance with the requirements of Article 5.1. Notwithstanding the foregoing, invoices shall be credited in full against the initial [
                    ] down payment described in Article 3.2 (Conditions Precedent) until such amount has been exhausted.

     (b) Payments on account of invoices shall be made by wire transfer to the following bank account (or to such other account as Contractor shall request by written instruction to Owner signed by Contractor's Chief Executive Officer or President):

                                                                    CONFIDENTIAL

                  Bank:         Nations Bank, NA
                  Address:      Washington, DC
                  Account No.:  [            ]
                  ABA No.:      [           ]

     (c) No payment by Owner shall constitute an Acceptance of any Work not in accordance with this Contract.

     (d) Owner shall have no obligation to pay or be responsible in any way for payment to a Subcontractor. Contractor shall pay each Subcontractor all undisputed amounts in accordance with the applicable Subcontract. Promptly upon execution of this Contract, the Parties shall develop procedures to be employed by Contractor to assure Owner that Subcontractors will be paid on a timely basis.

     5.3 RESERVED.

     5.4 FINAL PAYMENT FOR A CITY NETWORK.

     (a) With respect to each City Network constructed hereunder, Final Payment (as defined below) shall be due and payable by wire transfer to the account specified above in Article 5.2 (Payment) on or before thirty (30) Calendar Days following the last to occur of the following: (i) the Work in respect of such City Network has been completed; (ii) Acceptance of such City Network has occurred; and (iii) Owner has received Contractor's invoice for Final Payment for such City Network, including all details and supporting documentation as to amounts invoiced as specified by Owner. "Final Payment" with respect to a City Network means the entire unpaid balance for all amounts due for Work in respect of such City Network.

     (b) Acceptance by Contractor of Final Payment for a City Network shall constitute a waiver of all claims for payment by Contractor in respect of such City Network, except those claims previously made in writing and identified as unsettled at the time of submission of the invoice for such Final Payment.

     5.5 SET OFF.

     In the event Contractor has not paid Owner any amount due and payable to Owner under this Contract, or if Owner is entitled to a credit under this Contract (for example, for overcharges that have been paid by Owner), Owner shall have the right to set off such amount against payments due to Contractor.

     5.6 LATE PAYMENT.

     For any payment under this Contract that is overdue, the Party entitled to such payment shall also be entitled to interest on such payment for each day the payment is overdue until the day payment is made, such interest to be calculated in accordance with Article 28.11 (Calculation of Interest), unless expressly provided otherwise in this Contract.



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                                                                    CONFIDENTIAL

     5.7 RESERVED.

     5.8 WITHHOLDING OF PAYMENT.

     (a) If Owner, in good faith, does not agree that a Milestone associated with an invoice has been completed in accordance with the Contract or that such invoice is otherwise inaccurate, (i) Owner shall pay the undisputed part of such invoice in the time period required by this Contract and (ii) Owner shall have the right to withhold the disputed portion of such invoice provided Owner gives to Contractor written notice stating in reasonable detail the reason for withholding such amount within twenty (20) Calendar Days after receipt by Owner of the applicable invoice. Upon receipt of such notice, the Parties shall initiate Dispute Resolution in accordance with Article 22 (Dispute Resolution).

     (b) If the Parties' fail to resolve such disagreement within thirty (30) Calendar Days after receipt by Owner of the disputed invoice and if the aggregate of withheld disputed amounts exceeds Two Hundred and Fifty Thousand Dollars ($250,000), Owner shall deposit all withheld amounts into an interest-bearing escrow account (the escrow agent and the escrow agreement to be agreed by the Parties no later than thirty (30) Calendar Days following EDC) within thirty-five (35) Calendar Days after receipt by Owner of the applicable invoice.

     (c) In the event it is determined, either by arbitration or written agreement of the Parties, that the withheld payment or any part thereof is due and payable to Contractor, such amount shall be paid to Contractor within five
(5) Calendar Days after resolution of the dispute, together with all interest accrued on the withheld amounts deposited in the escrow account (provided Owner shall pay to Contractor any difference between such interest and the interest set forth in Article 28.11 (Calculation of Interest) hereof) or, for withheld amounts not deposited in the escrow account, the late payment charge that may have accrued under this Contract pursuant to Article 5.6 (Late Payment), running from the date such amount shall be determined to have been due and payable to the date of payment. In the event it is determined, either by arbitration or written agreement of the Parties, that the withheld payment or any part thereof is not due and payable to Contractor, then, if Owner had deposited withheld amounts into the escrow account, Owner shall be entitled to withdraw from such account such withheld payment together with all interest accrued thereon (provided Contractor shall pay to Owner any difference between such interest and the interest set forth in Article 28.11 (Calculation of Interest) hereof), running from the date such amount was deposited into the escrow account to the date of payment.

     5.9 CONTRACTOR'S RIGHT TO SUSPEND THE WORK.

     In the event Owner fails to pay Contractor any undisputed amounts due in accordance with this Contract with respect to a City, or fails to place into escrow disputed amounts to the extent required by Article 5.8(b) above with respect to a City, Contractor, after providing Owner with five (5) Business Days' prior written notice and opportunity to cure, may suspend performance of the Work in that City until Owner pays Contractor such undisputed amounts due or places into escrow disputed amounts to the extent required by Article 5.8 (Withholding of Payment); provided further, where (i) Contractor is permitted pursuant to this Article 5.9 (Contractor's Right to Suspend Work) to suspend the Work in at least one Tier 1 City or at least



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                                                                    CONFIDENTIAL

five (5) of the remaining Cities (Tier 2 or Tier 3 Cities) or (ii) the amount of disputed payments withheld by Owner exceeds Three Million Dollars ($3,000,000), Contractor may suspend all the Work hereunder. In the event of a suspension under this Article 5.9 (Contractor's Right to Suspend the Work), the Parties shall work together to minimize the impact of such suspension on the Contract Sum, Initial City Schedules, Acceptance Date and Contractor's performance hereunder and Contractor shall be entitled to an equitable adjustment in the Key Tasks set forth in the Initial City Schedules, the Acceptance Date and the Contract Sum, such pricing adjustments to be determined in accordance with
Article 11.3 (Pricing of Changes).

     5.10 ACCESS TO RECORDS.

     (a) Contractor shall maintain accurate records, including, bills, books, papers, time reporting documents, written policies and procedures, daily reports and diaries and daily logs, insofar as they relate to this Contract, and all other Project documentation in accordance with generally accepted accounting principles uniformly and consistently applied in a format that will permit audit. All such records with respect to a City Network shall be retained by Contractor for a period of three (3) years from the date of Final Payment for such City Network.

     (b) Owner and its authorized representatives shall have access to such records for inspection, audit, examination and copying (at Owner's expense) upon reasonable prior written notice to Contractor and at reasonable times during normal business hours for the following purposes: (i) to audit charges hereunder that are not fixed charges under Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) (for example, unit charges, Permitted Reimbursable Expenses, Pass-Through Expenses and time and material charges) and
(ii) with respect to any dispute or claim filed under the Contract. If requested by Owner, Contractor shall provide adequate work space on Contractor's premises for Owner's authorized representatives to review and copy such records and shall provide such records in a timely manner. Contractor shall use commercially reasonable efforts to require any Subcontractor to maintain records as stated above for Contractor and to permit Contractor to have access to such records for inspection and audit at reasonable times during normal business hours and Contractor shall inspect and audit such records of Subcontractor upon request of Owner and as Contractor determines appropriate. Owner's right to inspect, audit and copy shall expire upon the first anniversary of (i) the date of Acceptance of the last City Network to be accepted or (ii) termination of this Contract, whichever is earlier.

     (c) In the event an audit, inspection or examination in accordance with this Contract discloses net overcharges (of any nature) (the amount by which overcharges exceed undercharges) by Contractor to Owner, Contractor shall be liable to Owner for such overcharges, plus interest calculated in accordance with Article 28.11 (Calculation of Interest). The costs of such audit, inspection or examination shall be shared by the Parties as follows: in the event such net overcharges are less than or equal to 1% of the aggregate of the audited, inspected or examined invoices, Owner shall pay such costs; in the event such net overcharges are greater than 1% and less than or equal to 2% of the aggregate of such invoices, Contractor and Owner shall equally share such costs; in the event such net overcharges are in excess of 2% of the aggregate of such invoices or the net overcharges are equal to or in excess of one million dollars ($1,000,000), Contractor shall pay such costs. Any payments required hereunder as a result of

                                                                    CONFIDENTIAL

any such audit, inspection or examination of Contractor's invoices and/or records shall be made within a reasonable amount of time (not to exceed thirty
(30) Calendar Days from presentation of the findings of the auditor, inspector or examiner).

     (d) Any information obtained by audit, inspection or examination hereunder is subject to Article 19 (Confidential Information).



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
                                                                    CONFIDENTIAL

6. ACCESS TO WORK

     6.1 ACCESS TO WORK.

     Contractor shall provide Owner Personnel access to all Work (including work-in-progress, documentation, and testing) at the Site on a non-interference basis during business hours.

     6.2 DATA AND DOCUMENTATION.

     (a) Subject to Article 6.1 (Access to Work), Owner Personnel will at all times have access to (i) Data and Documentation; (ii)Work-in-progress, technical and schedule data and documentation relevant to the Work; and (iii) drawings, specifications and other design documents relevant to the Work. To facilitate Owner's rights hereunder, Contractor will allow Owner Personnel access to all indices related to the materials set forth in this paragraph (a).

     (b) Where the materials described in paragraph (a) are necessary for evaluation of designs, performance considerations, assessment of test plans and test results, or for any other purpose connected with the design, qualification, testing, Acceptance, or operation of the Work, or any part thereof, Contractor will, subject to Article 19 (Confidential Information), make available to Owner Personnel copies of such documentation on the reasonable request of Owner Personnel at Owner's expense.

     (c) Any data provided by a Party to the other Party in electronic form shall be embodied in, or be in a form compatible with, commercially available software.

     6.3 ELECTRONIC ACCESS.

     Subject to the license granted in Article 17(c), during the term of this Contract, Owner shall be provided electronic access to Contractor's workflow management system as deployed on the Project (such system known as "WINDS") in accordance with Exhibit B (SOW) and Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

     6.4 MEETINGS.

     (a) Contractor shall hold work status meetings at locations to be mutually agreed to by the Parties in accordance with Exhibit B (SOW).

     (b) Owner Personnel shall be entitled, at Owner's expense, to participate in the meetings (including in person, or through teleconference, video conference or internet) of Contractor and of Contractor with any Subcontractor(s) where such meetings (or portions of such meetings) are related to the Work and shall have the right to participate in and make recommendations, but not to control, give directions or assign actions, in all such meetings. Contractor shall advise Owner of the date and time of scheduled meetings in accordance with Section 2.6 of Exhibit B (SOW).



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
                                                                    CONFIDENTIAL

     (c) In the event a meeting is convened at the facilities of Contractor or a Subcontractor relating to the Work, Contractor shall make appropriate arrangements to ensure the entry of Owner Personnel to the meeting place.

     (d) Notwithstanding the foregoing, Owner and Contractor acknowledge and agree that a large number of impromptu, unscheduled, informal and otherwise casual meetings will be held during the normal course of performance of this Contract and that, in all instances of meetings relating to this Contract, notice to Owner of all such meetings may not be practicable. Accordingly, Contractor is not required to provide notice to Owner of such impromptu, unscheduled, informal and otherwise casual meetings.

     6.5 FINANCING ENTITIES.

     Each Financing Entity shall have access to the Work in the same manner and to the same extent as Owner Personnel under this Article 6 (Access to Work).



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
                                                                    CONFIDENTIAL

7. TIME FOR PERFORMANCE

     7.1 INITIAL CITY SCHEDULE AND ACCEPTANCE DATE.

     (a) For each City, Contractor shall deliver to Owner on or before forty-five (45) Calendar Days following EDC an Initial City Schedule in accordance with Exhibit B (SOW). Each Initial City Schedule shall set forth Contractor's schedule for achieving Key Tasks so as to achieve Acceptance of the applicable City Network on or before the Acceptance Date.

     (b) Contractor shall achieve Acceptance of each City Network on or before the Acceptance Date and Contractor shall perform the Work so as to achieve each Key Task set forth in each Initial City Schedule in accordance with the schedule set forth therein.

     (c) For each City, Contractor shall deliver to Owner on a monthly basis a City Progress Schedule showing the progress of the Work against the Initial City Schedule as part of the monthly status report required under Exhibit B (SOW).

     (d) In the event Contractor fails to complete any Key Task in accordance with the Initial City Schedule, the rights of the Parties shall be as set forth in Article 25 (Default and Correction Plan).

     7.2 DELIVERY INCENTIVES AND LIQUIDATED DAMAGES.

     (a) In the event Contractor achieves the Agreed Performance Threshold for
all Tier 1 Cities on or before [               ] Calendar Days prior to the
Acceptance Date, Owner shall pay Contractor within [           ] Calendar Days
of such event [                                                      ]. In the
event Contractor achieves the Agreed Performance Threshold for all Cities on or
before [               ] Calendar Days prior to the Acceptance Date, Owner shall
pay Contractor within thirty (30) Calendar Days of such event [
            ].

     (b) The Parties acknowledge and agree that failure to achieve the Agreed Performance Threshold of all City Networks on or before the Acceptance Date, will cause substantial financial loss or damage being sustained by Owner. The Parties further acknowledge and agree that the following liquidated damages are believed to represent a genuine estimate of the loss that would be suffered by Owner by reason of any such delay (which losses are difficult or impossible to calculate with reasonable certainty).

     (c) In the event Contractor fails to achieve the Agreed Performance Threshold on or before the later of (i) the Acceptance Date as such date may be
adjusted in accordance with the Contract, or (ii) [            ] if Owner's
first satellite is not successfully launched on or before April 15, 2001, ((i) and (ii) together, the "Liquidated Damages Date"), Contractor shall pay Owner, as liquidated damages and not as a penalty, the following amount for each Calendar Day after the Liquidated Damages Date Contractor fails to achieve the Agreed Performance Threshold:



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
                                                                    CONFIDENTIAL

          (1)  [                                 ] for each Calendar Day,
               starting on the first Calendar Day following the Liquidated Damages Date and continuing through the thirtieth (30th) Calendar Day following the Liquidated Damages Date;

          (2)  [                                ] per Calendar Day, starting on
               the thirty-first (31st) Calendar Day following the Liquidated Damages Date and continuing through the sixtieth (60th) Calendar Day following the Liquidated Damages Date; and

          (3)  [                                       ] per Calendar Day,
               starting on the sixty-first (61st) Calendar Day following the Liquidated Damages Date and continuing through the ninetieth
               (90th) Calendar Day following the Liquidated Damages Date.

     (d) The total amount of liquidated damages for failure to achieve the Agreed Performance Threshold on or before the Liquidated Damages Date shall not
exceed [                                                       .]

     (e) Owner may deduct any liquidated damages from any amounts due Contractor, or Owner may require Contractor to pay any liquidated damages that exceed amounts due Contractor, within thirty (30) Calendar Days after such request. Until any liquidated damages are paid to Owner, Owner shall also be entitled to interest on such payment for each day the payment is overdue until the day payment is made, such interest to be calculated in accordance with
Article 28.11 (Calculation of Interest).

     7.3 SUSPENSION OF WORK BY OWNER.

     Owner, in its sole discretion, may suspend performance of the Work, in whole or in part, upon written notice to Contractor, and Contractor shall suspend performance of the Work to the extent specified in such notice within twenty-four (24) hours thereof. If, within two (2) months of Owner's notice to suspend the Work, Owner fails to notify the Contractor to resume performance of the Work suspended, Contractor may, at any time thereafter, terminate the Contract, but only to the extent the Work was suspended, upon ten (10) Calendar Days written notice to Owner. In the event of a suspension under this Article
7.3 (Suspension of Work by Owner ), the Parties shall work together to minimize the impact of such suspension on the Contract Sum, Initial City Schedules, Acceptance Date and Contractor's performance hereunder and Contractor shall be entitled to an equitable adjustment in the Key Tasks set forth in the Initial City Schedules, the Acceptance Date and the Contract Sum, such pricing adjustments to be determined in accordance with Article 11.3 (Pricing of Changes).



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
                                                                    CONFIDENTIAL

     7.4 EXCUSABLE DELAY DEFINED.

     (a) With respect to Contractor's performance of its obligations under this Contract, an "Excusable Delay" shall be any delay in the performance of the Work, in whole or in part, caused by an event that is beyond the reasonable control of Contractor, its Subcontractors or their respective Affiliates, including (i) war (whether declared or undeclared), outbreak of national hostilities, invasion or sabotage; (ii) fire, earthquake, flood, hurricane, tornado, cyclone, monsoon, epidemic, explosion, or quarantine restriction; (iii) strike or work slow-down (other than by the employees of Contractor or any Subcontractor at any Site) not reasonably within Contractor's control; (iv) freight embargoes; (v) acts of God; (vi) Extraordinary Weather Conditions; (vii) governmental action, including changes in Law, zoning moratorium (de jure and de facto), and changes in zoning requirements (but excluding difficulties in obtaining zoning not due to zoning moratorium (de jure or de facto ) or changes in zoning requirements) that have a negative impact on performance of the Work; or (viii) failure by Owner to timely meet its responsibilities under this Contract, including those referred to in Article 24 (Owner's Responsibilities), where such Owner failure inhibits, delays, or otherwise adversely affects Contractor's ability to perform the Work in accordance with the Initial City Schedule and/or Acceptance Date; provided, however, that no delay shall be an Excusable Delay unless such delay could not have been either (x) avoided by Contractor, its Subcontractors or their respective Affiliates through the exercise of reasonable foresight or reasonable precautions or (y) circumvented by Contractor, its Subcontractors or their respective Affiliates through the use of reasonable efforts to establish work-around plans alternate sources, or other means. Contractor shall use best efforts to include in its weekly report immediately following the delay a detailed description of the cause of the event constituting an Excusable Delay and the portion(s) of the Work known to be affected by such event constituting an Excusable Delay. Upon Owner's written request, Contractor shall provide Owner a Correction Plan. Contractor shall also provide Owner prompt written notice when the event constituting an Excusable Delay has ended.

     (b) In the event Owner disputes any Excusable Delay asserted by Contractor, Owner shall notify Contractor in writing within ten (10) Business Days from the date of receipt of the Weekly Status Report identifying such Excusable Delay and, if the Parties have not resolved the dispute within ten (10) Business Days of Contractor's receipt of written notice from Owner, the dispute shall be resolved pursuant to Article 22 (Dispute Resolution).

     7.5 CONTRACT ADJUSTMENTS.

     (a) In the event of an Excusable Delay under Article 7.3 (Excusable Delay Defined), there shall be an equitable adjustment to the affected Initial City Schedules and the Acceptance Date; Contractor acknowledges and agrees the occurrence of an Excusable Delay shall not entitle Contractor to an increase in the Contract Sum unless (i) the Excusable Delay is caused directly by Owner's failure to meet its responsibilities under this Contract, including those detailed in Article 23 (Owner's Responsibilities), in which event there shall be an equitable adjustment to the Contract Sum, the pricing for such adjustment to be determined in accordance with Article 11.3 (Pricing of Changes) or (ii) the Excusable Delay is due to a zoning moratorium



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(de jure or de facto) or a change in the regulatory regime at the U.S. Federal
Communications Commission, or state or local jurisdictions that results in treating the Terrestrial Repeater Network System materially different from PCS, cellular or other local wireless distribution systems, the effect of which is to create a materially more cumbersome, time-consuming and expensive process per Site, in which event there shall be an equitable adjustment to the Contract Sum to address the changed circumstances the Parties did not foresee, the pricing for such adjustment to be determined in accordance with Article 11.3 (Pricing of Changes).

     (b) In the event the U.S. Federal Communications Commission preempts state and local jurisdiction over permits, approvals and licenses and the result of such preemption is to create a materially less cumbersome, time-consuming and expensive process per Site, there shall be an equitable decrease in the Contract Sum to take into account the effect of such improved efficiencies.

     (c) On or before the tenth (10th) Business Day after the end of each calendar month in which Contractor asserts an event constituting an Excusable Delay, Contractor shall use commercially reasonable efforts to provide to Owner a claim for contract adjustments for Excusable Delay, detailing the delays over the prior calendar month for which Contractor claims a contract adjustment pursuant to this Article 7.5 (Contract Adjustments). Notwithstanding anything to the contrary herein, failure to make such a claim in writing to Owner within sixty (60) Calendar Days after the occurrence of an Excusable Delay shall constitute a waiver of such claim. Any adjustment made pursuant to this Article
7.5 (Contract Adjustments) shall be set forth in an Amendment to this Contract in accordance with Article 28.3 (Amendments).

     7.6 NO CLAIMS FOR WEATHER CONDITIONS OTHER THAN EXTRAORDINARY WEATHER CONDITIONS.

     Contractor (i) represents and warrants to Owner that the Acceptance Date contains allowances for delays caused by adverse weather conditions under normal seasonal conditions and (ii) covenants and agrees that Contractor shall make no claim for an increase in the Acceptance Date as a result of rain, snow, cold, or other weather conditions (not including those referred to in Article 7.4(a)
(ii)), unless such conditions are Extraordinary Weather Conditions.

     7.7 NO CLAIMS FOR PREVENTION OF EARLY COMPLETION.

     Contractor waives the right to assert any claim against Owner in the event Contractor is unable to complete a Key Task before the date set forth in the applicable Initial City Schedule, regardless of the reason for Contractor's failure, including the acts or omissions of Owner; provided, however, in the event of an Excusable Delay caused directly by Owner's failure to meet its responsibilities under this Contract, including those detailed in Article 24 (Owner's Responsibilities), Contractor shall be entitled to an equitable adjustment pursuant to Article 7.5 (Contract Adjustments) and further provided that in the event of a suspension of Work in accordance with Article 5.9 (Contractor's Right to Suspend the Work) or Article 7.3 (Suspension of Work by Owner), Owner shall reimburse Contractor for costs incurred as a result of such suspension as set forth in such Articles.



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8. ACCEPTANCE

     8.1 REPEATER ACCEPTANCE TESTING (CITY NETWORK TESTING OF REPEATERS ONLY)

     (a) After Contractor has completed a City Network, Contractor shall conduct Repeater Acceptance Testing against the Repeater Acceptance Test Criteria set forth in Exhibit E (Network Testing and Acceptance Criteria) and in accordance with the Repeater Test Plan and Procedures attached thereto.

     (b) On a City Network-by-City Network basis, Owner shall review the Repeater Acceptance Test Report prepared and delivered by Contractor in accordance with Section 4 of Exhibit E, and the certification prepared and delivered by Contractor in accordance with Section 5 of Exhibit E. Upon Owner's request, Contractor will reasonably support Owner in such review (e.g., answer questions, provide supporting information).

     (c) Owner shall provide Contractor written notification of its acceptance or rejection of the City Network within fourteen (14) Calendar Days after receipt of Contractor's certification required by Section 5 of Exhibit E (Network Testing and Acceptance Criteria). Owner shall accept a City Network in the event that the Repeater Acceptance Test Report establishes that the City Network meets the Repeater Acceptance Test Criteria as set forth in Exhibit E (Network Testing and Acceptance Criteria). In the event Owner provides Contractor notice of acceptance, the accepted Work shall be deemed accepted as of the date of Contractor's certification ("Acceptance"). In the event Owner rejects the Work or any part thereof, Owner shall provide Contractor with a Notice of Defects. Where Owner fails to provide Contractor written acceptance or Notice of Defects within the said fourteen (14) Calendar-Day Period, the certified Work shall be deemed accepted as of the date of Contractor's certification. If Contractor disputes the contents of a Notice of Defects, Contractor shall notify Owner in writing of the basis for its dispute within fourteen (14) Calendar Days of receipt of Owner's Notice of Defects. In the event Contractor does not dispute such Notice of Defects, the Parties shall proceed in accordance with paragraphs 1, 2 and 3 below:

          (1) In the event the Repeater Acceptance Testing indicates Contractor did not implement the Build-To City Network Design, in any material way, as set forth in such Design (irrespective of the reason for such failure), then Contractor, at its cost, shall perform all additional RF Engineering and other services (except Site Construction at additional Sites if any are required) required to implement such Design and, at Owner's cost in accordance with the pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria), Contractor shall perform all Site Construction and provide all equipment (except repeaters, which shall be provided by Owner at Owner's expense) at any additional Sites as required to implement the Build-To City Network Design.

          (2) In the event Contractor has implemented the Build-To City Network Design in accordance with such Design, but the Repeater Acceptance Testing nevertheless indicates the City Network does not meet the



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               Repeater Acceptance Test Criteria set forth in Exhibit E (Network
               Testing and Acceptance Criteria), the Parties shall analyze the cause of the discrepancies between the Build-To City Network Design and the Repeater Acceptance Testing results. If the discrepancy is due to Contractor's failure to design the City Network in accordance with the performance standards set forth in
               Article 10.1(a) and/or to implement the Build-To City Network Design in accordance with the performance standards set forth in
               Article 10.1(a), then Contractor, at its cost, shall perform all additional RF Engineering and other services required (except
               Site Construction at additional Sites) for the City Network to meet the Repeater Acceptance Test Criteria, and, at Owner's cost in accordance with the pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria), Contractor shall perform Site Construction and provide all equipment (except repeaters which shall be provided by Owner at Owner's expense) required for the City Network to meet the Repeater Acceptance
               Test Criteria.

          (3) If the discrepancy is due to any other cause, then Contractor, at Owner's cost in accordance with the pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria), shall perform the RF Engineering and other services and provide the equipment necessary for the City Network to meet the Repeater Acceptance Test Criteria.

          (4)  Upon completion of the work set forth in paragraphs (1), (2) and
               (3) above, Contractor shall repeat Repeater Acceptance Testing in accordance with this Article 8.1 and Exhibit E, to the extent necessary to demonstrate compliance with the Repeater Acceptance Test Criteria.

     (d) Owner shall determine, in its reasonable discretion, the time at which the work required by paragraphs (b)(1) - (b)(4) above shall be performed promptly or otherwise. The schedule and cost impact of postponing correction of such deficiencies for a material period of time after completion of Repeater Acceptance Testing shall be mutually agreed by the Parties; it is the Parties' expectation that correction of such deficiencies promptly after completion of Repeater Acceptance Testing shall impact neither the pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) nor Contractor's performance to schedule.

     (e) Owner shall provide Contractor with written notice within thirty (30) Calendar Days after receipt of the Repeater Acceptance Test Report required by Exhibit E (Network Testing and Acceptance Criteria), identifying that portion of the work required by paragraphs (b)(1) - (b)(4) above that Owner desires Contractor to commence promptly, as well as, that portion of the Work Owner does not desire Contractor to commence promptly. For portions of the Work that Owner does not request Contractor to commence promptly, such portions of the work shall be deemed completed and fully functioning for purposes of Contractor's reperformance of Repeater Acceptance Testing and meeting the Repeater Acceptance Test Criteria under paragraph (b)(4) above.



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     8.2 CITY NETWORK TESTING OF REPEATERS AND ONE SATELLITE

     Upon Owner's request, Contractor shall test each City Network with the first of Owner's satellites against live test criteria (the "Live Testing"). Such Live Testing shall not be within the scope of this Contract and shall be the subject of later agreement by the Parties. Such later agreement shall include the following:

     (a) The Live Test Criteria shall be developed for the integrated repeater and one -satellite, for at least the same level of performance established in the Repeater Acceptance Test Criteria (appropriately adjusted to reflect improved City Network performance reasonably expected as a result of adding additional sites pursuant to Article 8.1 (Repeater Acceptance Testing) and satellite coverage). The Live Testing shall be conducted in accordance with a Live Test Plan proposed by Contractor for Owner's review and approval prior to the first scheduled Live Testing. Contractor shall incorporate Owner's reasonable comments into the Live Test Plan prior to commencing Live Testing.

     (b) Contractor shall deliver to Owner a report setting forth in detail the results of Live Testing, including all test data. If the results of the Live Testing indicate the City Network fails to meet the Live Test Criteria, and if such deficiency is the result of Contractor's failure to design in accordance with the applicable standards set forth in Article 10.1(a), then Contractor, at its cost, shall perform all additional RF Engineering and, at the Parties' shared costs, Contractor shall perform all other services (except Site Construction ) required to meet the Live Test Criteria, and, at Owner's cost in accordance with the pricing set forth in the Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria), Contractor shall perform all Site Construction and provide all equipment and antennas required to meet the Live Test Criteria (repeaters to be provided by Owner at Owner's expense).

     (c) It is understood by the Parties that Contractor will apply best engineering practices within the limitations of Contractor's satellite line of sight tool and data input (imperfect USGS maps and absence of building, vegetation and other morphological data).



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9. TITLE AND RISK OF LOSS

     9.1 TRANSFER OF TITLE.

     Subject to Article 17 (Intellectual Property Rights), transfer of title, free and clear of all liens and encumbrances of any kind (except for Permitted Liens), of each item of Work shall pass to Owner upon Contractor's receipt of Owner's payment for such item, it being understood by the Parties that Owner shall retain title to all Owner-Furnished Materials.

     9.2 TRANSFER OF RISK OF LOSS

     (a) Subject to paragraph (b) below, risk of loss or damage to each item of the Work shall pass to Owner (i) for items to be incorporated in a Site, upon Acceptance of the City Network in which such Site is located and (ii) for all other items, upon delivery of such item to Owner in accordance with this Contract.

     (b) Risk of loss or damage to each item of Owner-Furnished Materials shall pass to Contractor upon delivery to Contractor and shall pass from Contractor to Owner upon Acceptance of the City Network in which such item of Owner-Furnished Materials is installed.



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10. PERFORMANCE WARRANTIES

     10.1 WARRANTIES.

     (a) Workmanship.

     Contractor represents and warrants it will perform the engineering, design and construction portions of the Work in accordance with the wireless industry's best practices for engineering, design and construction appropriate for projects of similar scope and complexity and other portions of the Work, and all other portions of the Work in a skillful and workmanlike manner in accordance with generally accepted standards and practices for the wireless industry, all portions of the Work to be performed with sufficient number of properly trained and educated personnel. With respect to any portion of the Work in any City Network, such warranty shall commence upon payment of the Milestone related to such Work and shall run until the first anniversary of the date of Acceptance of such City Network. Owner shall provide Contractor with written notice of any alleged or claimed breach of the foregoing warranty within thirty (30) Calendar Days after discovery thereof. Contractor's sole obligation with respect to the foregoing warranty shall be: (i) with respect to Site Construction, to correct such non-conforming services; and (ii) with respect to all other services to be provided under this Contract (e.g., Program Management, RF Engineering, Site Acquisition Services, Architecture and Engineering, Zoning Services, Interim Maintenance, Regulatory Services, and Testing), to correct such non-conforming services, it being understood that Contractor's obligation in this regard runs to correcting such services only, and not to the provision of materials or equipment that may be determined to be required in respect of such City Network as a result of the correction of such services.

     (b) Materials.

     Contractor represents and warrants the materials and equipment provided as part of the Work and each part thereof will be free from material defects in material and workmanship under normal use and service and provided such defect is not caused by Owner's failure to use the applicable portion of Work in accordance with manufacturer's instructions made known to Owner in writing. With respect to antennas such warranty shall run for three (3) years from the date of shipment, and with respect to each other item of material and equipment, such warranty shall be no less than industry standard for such material or equipment. Contractor further represents and warrants the materials and equipment furnished by or on behalf of Contractor hereunder will be of good quality, of recent manufacture and new unless otherwise required or permitted by this Contract. Owner shall provide Contractor with written notice of any alleged or claimed breach of the foregoing warranties within thirty (30) Calendar Days after discovery thereof. Contractor's sole obligation with respect to the foregoing warranties shall be to repair or replace the non-conforming materials and equipment.

     (c) Title.

     Subject to Article 17 (Intellectual Property Rights), by delivery of each portion of the Work, Contractor represents and warrants (i) upon title to such portion of the Work passing to



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                                                                    CONFIDENTIAL

Owner in accordance with Article 9 (Title and Risk of Loss), Owner shall have title to such portion of the Work free and clear of any and all liens and encumbrances of any kind (except Permitted Liens) and (ii) Contractor has all requisite authority and has obtained all authorizations required by Law or under any agreement from any and all third parties necessary for Contractor to grant Owner the rights conveyed in this Contract. Contractor's sole obligation under the foregoing warranty shall be as set forth in Article 27.2 (Discharge of Liens).

     (d) Subcontractors' and Manufacturers' Warranties.

          (1) Contractor represents and warrants that the Subcontractors', manufacturers' or other warranties with respect to the antennas procured by Contractor for delivery to Owner shall be assignable to Owner. Furthermore, with respect to Subcontractors', manufacturers or other warranties on all materials and equipment (other than with respect to the antennas) and services procured by Contractor for delivery to Owner, Contractor represents and warrants it shall use commercially reasonable efforts to make such warranties assignable to Owner or to make Owner the intended third-party beneficiary thereof.

          (2) With respect to warranties that are assignable, Contractor shall assign all such warranties to Owner on demand and in no event later than Acceptance of the City Network in which the relevant materials, equipment and services are incorporated or to which they are related, whichever occurs earlier. With respect to warranties that are not assignable or for which Owner is the intended third-party beneficiary, Contractor shall enforce such warranty on behalf of Owner prior to the first anniversary of the Acceptance of the City Network to which the warranted material, equipment or services attaches; thereafter, upon Owner's request, Contractor shall provide such enforcement on a Task-Order Pricing basis set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

          (3) If Owner seeks to enforce a claim based upon a manufacturer's warranty and such manufacturer fails to honor its warranty based, in whole or in part, on a claim of defective installation, and such claim fails due to defective installation, Owner shall be entitled to enforce the terms of such warranty against Contractor.

     (e) Intellectual Property.

     Contractor represents and warrants that, with respect to Intellectual Property developed by Contractor and used in performance of the Work: (i) it is either the owner of, or authorized to use, license, and incorporate, such Intellectual Property utilized or incorporated in the Work; (ii) Contractor will not embed or otherwise incorporate into the Work any Intellectual Property or work product for which Contractor would require a license or sublicense; (iii) Owner will not be required to pay any license fees or royalties apart from those included in the Contract Sum for the use of such Intellectual Property; and (iv) such Intellectual Property will not infringe any



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Intellectual Property Right of a third party. Contractor represents and warrants that to its knowledge the foregoing (i) - (iv) are true and correct with respect to Intellectual Property developed by Subcontractors and used in performance of the Work. Contractor will assign and pass through to Owner all warranties and maintenance obligations of third parties with respect to the Intellectual Property utilized or incorporated in the Work.

     (f) Code.

     Contractor represents and warrants: (i) it shall use commercially reasonable efforts to ensure no viruses or similar items are coded or introduced into the Work; (ii) it shall not introduce into the Work any code that would have the effect of disabling or otherwise shutting down all or any portion of the Work; and (iii) it shall not develop, or seek to gain access to the Work through any special programming devices or methods, including trapdoors or backdoors, to bypass any Owner security measures protecting the Work.

     (g) Year 2000 Compliance.

     Contractor represents and warrants that it has (i) undertaken an assessment of all significant computer hardware, software, networks, systems and equipment used by Contractor directly to perform the Work ("Business Systems") that could be adversely affected by failure to accurately adapt, accommodate, process or respond to the date 9/9/99, periods spanning the twentieth and twenty-first centuries, and dates within the Year 2000 and thereafter ("Year 2000 Ready"),
(ii) developed a plan and a timeline for rendering all Business Systems material to the Work to be Year 2000 Ready (the "Year 2000 Plan") before any failure would have a material adverse effect on the Work, and (iii) to date, implemented such plan in accordance with such timetable in all material respects. Contractor represents and warrants that (i) it has and will continue to request all Material Subcontractors to provide to Contractor assessments of the Year 2000 Readiness of all material computer hardware, software, networks, systems and equipment of such suppliers used in providing products or services to Contractor businesses ("Supplier Systems"), (ii) it has received such assessments from all Material Subcontractors and (iii) based on such assessments to date and after reasonable inquiry, nothing has come to its attention to cause it to believe that all material Supplier Systems will not be Year 2000 Ready in all material respects. The Year 2000 Plan and each such Material Subcontractor's response, have been previously provided to Owner. Contractor's sole obligation under the foregoing warranty shall be to use its commercially reasonable efforts to correct any non-conformity therewith.

     (h) Compliance with Applicable Law.

     Contractor represents and warrants the Work will conform to all applicable Federal, State, and municipal Laws, including safety, health and environmental Laws.

     (i) Replacement Parts.

     Contractor represents and warrants each replacement part supplied by Contractor in the performance of its warranty obligations hereunder shall be free from material defects under normal use and service and conform to the requirements of this Contract as if it were an original



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                                                                    CONFIDENTIAL

part. With respect to replacement parts for antennas, all warranties hereunder applicable to such replacement part supplied under warranty shall begin anew from the date said replacement part is installed and is ready to begin service; with respect to all other replacement parts, Contractor shall provide such parts on industry-standard terms.

     10.2 DUTY TO CORRECT.

     (a) Contractor shall cure any breach of warranty after receipt of Notice of Defect thereof from Owner, provided that payment has been made in respect thereof, and regardless of prior reviews, inspections, approvals or acceptances and regardless of whether Contractor disputes Owner's assertion of a breach of warranty.

     (b) Contractor shall fulfill the foregoing obligations at its own expense, including, with respect to Site Construction, all costs arising from charges for de-installation, removal, installation, repair, packaging, shipping, insurance, taxes and other matters associated with the corrective measure.

     (c) If Contractor fails to cure any breach of warranty after two (2) attempts at correction, such attempts not to exceed thirty (30) Calendar Days, after receipt of a Notice of Defect from Owner, Owner may, by separate contract or otherwise, make the necessary cure and Contractor shall pay to Owner the reasonable costs of such cure.

     (d) If, after corrective measures have been taken, Contractor continues to dispute Owner's assertion of a breach of warranty, Owner and Contractor shall enter into dispute resolution pursuant to Article 22 (Dispute Resolution). If it is determined by written agreement of the Parties or pursuant to Article 22 (Dispute Resolution) that a breach of warranty did not exist, Owner shall be liable to Contractor for the incremental costs incurred by Contractor as a result of any cure measures performed by Contractor, such costs to be reimbursed in accordance with the Default Pricing for Contractor services set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

     (e) For the avoidance of doubt, if correction of any breach of warranty causes a delay in the Acceptance of any City Network, the provisions of Article
7.2 (Liquidated Damages) shall apply.

     10.3 DISCLAIMERS OF WARRANTY.

     (a) EXCEPT AS OTHERWISE SET FORTH IN ARTICLE 10.1(e), CONTRACTOR TOOLS AND CONTRACT SOFTWARE (INCLUDING WINDS), TO THE EXTENT PROVIDED TO OWNER HEREUNDER, ARE LICENSED "AS IS" WITH NO WARRANTY WHATSOEVER.

     (b) NOTWITHSTANDING ANYTHING TO THE CONTRARY, CONTRACTOR DOES NOT GUARANTEE OR WARRANT, EITHER EXPRESSLY OR IMPLIEDLY, THE MATERIALS IN OR WORKMANSHIP OF MATERIALS, SUPPLIES AND



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                                                                    CONFIDENTIAL

EQUIPMENT MANUFACTURED BY THIRD PARTIES AND FURNISHED AND INSTALLED BY CONTRACTOR IN THE PERFORMANCE OF THE WORK WHERE THE SUPPLIER OR MANUFACTURER OF SUCH MATERIALS, SUPPLIES AND EQUIPMENT ARE CHOSEN, SPECIFIED OR REQUIRED BY OWNER.

     (c) THE FOREGOING WARRANTIES ARE IN LIEU OF, AND CONTRACTOR EXPRESSLY DISCLAIMS, ALL OTHER WARRANTIES AND/OR CONDITIONS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTY ARISING OUT OF THE COURSE OF DEALING, CUSTOM OR USAGE OF TRADE. THE ABOVE WARRANTIES ARE THE ONLY WARRANTIES MADE BY CONTRACTOR AND WILL NOT BE ENLARGED OR DIMINISHED WITHOUT THE PARTIES' WRITTEN CONSENT.

     (d) TO THE EXTENT REMEDIES ARE SET FORTH IN SECTION 10.1 FOR BREACH OF WARRANTY SET FORTH THEREIN, SUCH REMEDIES ARE OWNER'S SOLE AND EXCLUSIVE REMEDIES FOR A BREACH OF SUCH WARRANTIES.



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11. CHANGES IN SCOPE OF WORK

     11.1 CHANGES REQUESTED BY OWNER.

     (a) Subject to paragraphs (b), (c), and (d) below, Owner shall be entitled to direct, during the performance of this Contract, any change within the general scope of this Contract, including any change that will add, delete, or change the Work, affect the design or construction of any Site or the time for performance of the Work set forth in the Initial City Schedules and/or Acceptance Date; provided, however, (i) this Article 11 (Changes in Scope of
Work) shall not be used by Owner to terminate this Contract in part for convenience; (ii) Owner shall be entitled only to direct additions or changes to the Work for which Contractor has, or will have within a reasonable period of time using commercially reasonable efforts, the resources to perform such addition or change; (iii) the additions or changes to the Work involve services Contractor provides as part of its ordinary business; and (iv) the additions or changes to the Work will not materially adversely affect Contractor's performance under the Initial City Schedules.

     (b) Any change directed by Owner as described in paragraph (a) above shall be submitted in writing to Contractor. Contractor shall respond to such directed change in writing to Owner within fourteen (14) Calendar Days after receipt of such directed change and shall include in such response the details of the impact of such change in the Work on the Contract Sum and/or Initial City Schedules and/or Acceptance Date. In the event Contractor, using commercially reasonable efforts, cannot prepare such details within such period, Contractor shall so advise Owner and shall submit, for Owner's approval, a request for an extension of such period that in no event shall exceed sixteen (16) Calendar Days, such request to set forth the reasons that the details of the impact of such change could not be documented within such fourteen (14) Calendar Days using commercially reasonable efforts. Upon Owner's approval, Contractor shall be granted such extension.

     (c) If Owner and Contractor agree upon the change in the Contract Sum and/or the Initial City Schedule and/or Acceptance Date caused by the change in the Work, Contractor shall proceed with the performance of this Contract as changed immediately upon the execution by both Parties of a Change Order reflecting such agreement.

     (d) If the Parties cannot agree on a change to the Contract Sum and/or Initial City Schedule and/or Acceptance Date, as occasioned by the additions or changes in the Work directed by Owner pursuant to paragraph (a) above, Owner may issue a Change Directive for such additions or changes. Contractor shall proceed with the Work in accordance with the Change Directive and Owner may dispute the reasonableness of Contractor's determination with respect to the appropriate change to the Contract Sum and/or Initial City Schedule and/or Acceptance Date under Article 22 (Dispute Resolution). Pending resolution of such dispute, Owner shall pay Contractor in accordance with Article 11.3(b). If it is determined by written agreement of the Parties or pursuant to Article 22 (Dispute Resolution) that Contractor is entitled to an amount other than the amount paid by Owner, Owner shall pay to Contractor the amounts of the shortfall or Contractor shall refund to Owner the amount of the excess, as the case may be, with interest on such amount running from the date of initial payment by Owner to the date of



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additional payment or refund, as the case may be, at the interest rate set forth in Article 28.11 (Calculation of Interest).

     (e) Any determination of a change to the Contract Sum pursuant to this
Article 11.1 (Changes Requested by Owner) shall be made in accordance with
Article 11.3 (Pricing of Changes).

     11.2 CHANGES REQUESTED BY CONTRACTOR.

     (a) Subject to paragraphs (b) and (c) below, Contractor may request, during the performance of this Contract, any change within the general scope of this Contract, including any change that will add or delete Work, cause a revision to the Initial City Schedules or Acceptance Date or affect any other requirement of this Contract.

     (b) Any changes as described in paragraph (a) above requested by Contractor shall be submitted in writing to Owner at least thirty (30) Calendar Days prior to the proposed date of the change, or such notice as is reasonable under the circumstances, that is, the notice for a complex and costly change shall be significantly greater than that for a simple change that does not impact the Contract Sum. If such Contractor-requested change causes an increase or decrease or other impact on the Work, Contract Sum, Initial City Schedules or Acceptance Date or other terms of this Contract, Contractor shall submit, with such request, a written proposal identifying such change and the impact thereof on the Contract Sum, Initial City Schedules or Acceptance Date or other terms of this Contract.

     (c) Owner may accept or reject such request in Owner's sole discretion. Owner shall notify Contractor in writing, within fourteen (14) Calendar Days after receipt of the requested change proposal, or within such period as is reasonable under the circumstances; that is, the response to a notice that would require significant analysis due to adverse changes in Contract Sum, Initial City Schedules or Acceptance Date may be longer than that for a minor change that does not adversely impact Contract Sum, Initial City Schedules or Acceptance Date, whether or not Owner agrees with and accepts such change and the impact thereof. If Owner agrees with and accepts Contractor's requested change and such impact thereof, Contractor shall proceed with the performance of this Contract upon the execution by both Parties of a written Change Order reflecting such changes. If Owner does not agree to the requested change, Contractor shall continue performance in accordance with this Contract without regard to such requested change.

     (d) Any determination of a change to the Contract Sum pursuant to this
Article 11.2 (Changes Requested by Contractor) shall be made in accordance with
Article 11.3 (Pricing of Changes).

     11.3 PRICING OF CHANGES.

     (a) When calculating the change in the Contract Sum caused by changes in the Work pursuant to this Article 11 (Changes in Scope of Work), the pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) shall apply to increases,



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decreases and other changes in the Work, as applicable. Where the pricing in
Exhibit C does not apply to a specific change, (i) if the change in the Work alters the Work in a manner that results in the provision of additional services or materials, the increase in the Contract Sum shall be equal to either (a) a lump sum agreed to by the Parties, or (b) in the absence of agreement by the Parties, the Default Pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) for Contractor services, and (ii) if the change in the Work alters the Work in a manner that results in the provision of fewer services or materials, the decrease in the Contract Sum shall be equal to either (a) a lump sum agreed to by the Parties or (b) in the event the Parties cannot agree on such lump sum, a percentage reduction, as reasonably agreed by the Parties, in the Milestone Payments to which the Work relates in an amount reflecting the reduction of services or materials necessary to complete the Milestones. In determining any increase or decrease in the Contract Sum under this Article 11.3 (Pricing of Changes), the increase or decrease to the Contract Sum shall be further adjusted to take into account the effect, if any, of the increase, decrease or other change in the Work on the efficiencies in performance by Contractor (and its Subcontractors), including the effect on changes in the Initial City Schedules, the incurrence of wind-down expenses (including those described in Article 26.1(d)) and the incurrence of mobilization expenses.

     (b) In the event the Parties cannot agree on a change to the Contract Sum as contemplated by Article 11.1(d), then pending resolution of such dispute, Owner shall pay Contractor in accordance with the specific prices set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) or, if such specific pricing is not applicable, in accordance with the Default Pricing for Contractor services set forth in Exhibit C.

     (c) Any adjustment made pursuant to this Article 11 (Changes in Scope of Work) shall be set forth in an Amendment to this Contract in accordance with
Article 28.3 (Amendments).



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

12. PERMITS AND LICENSES; COMPLIANCE WITH LAWS

     12.1 PERMITS, LICENSES, AND APPROVALS.

     (a) Except as otherwise provided in Article 12.2(d), Contractor shall obtain all approvals, permits, and licenses as may be required for the performance of the Work by any Law, including all required zoning approvals, permits and licenses and as described in Exhibit B (SOW). Owner shall cooperate with Contractor in Contractor's efforts to obtain any such approvals, permits, or licenses.

     (b) Contractor shall cooperate with Owner in Owner's efforts to obtain the FCC permits, licenses and approvals required for the Terrestrial Repeater Network System to receive or transmit radio frequencies in the United States.

     12.2 COMPLIANCE WITH LAWS.

     (a) Each Party shall perform its obligations under this Contract in accordance with all applicable Laws.

     (b) Without limiting the generality of Article 12.2(a), Contractor shall, at its expense, perform the Work in accordance with all Laws and the conditions of Laws applicable to its performance of the Work, including the Federal Communications Commission's regulations implementing the National Environmental Policy Act, 47 C.F.R. 1.1301-1.319. The Parties acknowledge that Contractor will not be responsible for compliance with Canadian/Mexican border frequency coordination and related matters.

     (c) Without limiting the generality of Article 12.2(a), in its performance of this Contract, Contractor will not, directly or indirectly, make, offer, or agree to make or offer any loan, gift, donation, or other payment, whether in cash or in kind, for the benefit, or at the direction, of any candidate, committee, political party, government or its subdivision, or any individual elected, appointed, or otherwise designated as an employee or officer thereof, for the purpose of influencing any act or decision of such entity or individual or inducing such entity or individual to do or omit to do anything, in order to obtain or retain business or other benefits.

     (d) Without limiting the generality of Article 12.2(a), Owner shall be responsible for obtaining all permits, licenses and approvals required by the Federal Communications Commission for the Terrestrial Repeater Network System to receive or transmit radio frequency signals in the United States. In the event Owner is unable to obtain any or all of the necessary FCC permits, licenses or approvals, or is unable to obtain such permits, licenses or approvals in the time period desired by Owner, Owner shall have the right, as it in its sole discretion determines, to require Contractor to (i) suspend all or part of the Work in accordance with Article 7.3 (Suspension of Work By Owner), and/or (ii) slow the pace or otherwise modify the schedule for performance of the Work in accordance with Article 11.1 (Changes Requested by Owner). Owner shall comply with all applicable U.S. export Laws.



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                                                                    CONFIDENTIAL

     (e) Contractor, if requested by Owner, shall review with Owner any application Contractor makes to any governmental or quasi-governmental department, agency, or entity for any approval, permit, license, or agreement, as may be required for the performance of the Work, prior to submission of such application. Contractor shall provide Owner a minimum of three (3) Business Days to review such application prior to submission to such governmental or quasi-governmental entity, and Contractor shall in good faith consider any comments and proposed revisions made by Owner for incorporation into such application. Owner shall reasonably cooperate with Contractor in Contractor's efforts to procure all such approvals, permits, licenses, and agreements.

     (f) Neither Party shall be responsible in any way for the consequences, direct or indirect, of any violation of any law by the other Party, the other Party's Subcontractors or the respective Affiliates or Associates of such other Party.



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                                                                    CONFIDENTIAL

13. SUBCONTRACTS

     13.1 SUBCONTRACTS.

     (a) All portions of the Work to be performed by Subcontractors shall be performed under Subcontracts or by other written agreements (e.g., purchase order) with Contractor. Unless otherwise stated in this Contract, Contractor, as soon as practicable after such information is determined, shall furnish Owner with notice of the names of persons or entities from whom Contractor intends to award Subcontracts for those portions of the work pertaining to the supply of antennas and/or prime contracting of Site Construction (the "Material Subcontracts") and Site Acquisition Services for one hundred (100) or more Sites, and Contractor will consult with Owner concerning such selection.

     (b) Owner's consultation with Contractor concerning any Subcontractor shall not relieve Contractor from any obligations or responsibilities under this Contract.

     (c) Contractor shall not retain a Subcontractor to perform RF Engineering, provided, however, Contractor may contract with any independent RF engineer to perform RF engineering services under this Contract, and Contractor may contract with one or more entities for the purpose of conducting drive tests.

     13.2 REPLACEMENT OF MATERIAL SUBCONTRACTORS.

     In the event Contractor desires to replace a Material Subcontractor or a subcontractor providing Site Acquisition Services for one hundred (100) or more Sites, Contractor shall provide Owner with reasonable prior written notice thereof and will consult with Owner concerning the selected replacement.

     13.3 NO PRIVITY OF CONTRACT.

     Nothing in this Contract shall be construed as creating any contractual relationship between Owner and any Subcontractor. Contractor is fully responsible to Owner for the acts or omissions of Subcontractors and all persons used by Contractor or a Subcontractor in connection with performance of the Work. Any failure by a Subcontractor to meet its obligations to Contractor shall not constitute a basis for Excusable Delay, except as expressly permitted in
Article 7.3 (Excusable Delay), and shall not relieve Contractor from meeting any of its obligations under this Contract.

     13.4 SUBCONTRACTOR RELATIONS.

     (a) Contractor shall include in each of the Material Subcontracts and shall use commercially reasonable efforts to include in all other Subcontracts, that any such Subcontract include provisions substantially similar to Article 5.10 (Access to Records), Article 6.1 (Access to Work), Article 6.2 (Data and Documentation), Article 6.4 (Meetings), Article 10.1(e) (Intellectual Property),
Article 19 (Confidential Information), Article 22 (Dispute Resolution), and
Article 27 (Mechanics' Liens and Claims).



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                                                                    CONFIDENTIAL

     (b) Each Subcontract shall provide that, for changes to the Work performed by a Subcontractor, the increase to the subcontract sum shall not exceed a commercially reasonable price for substantially similar work.

     (c) Contractor shall not disclose any Confidential Information of Owner to any Subcontractor or potential Subcontractor unless and until Subcontractor has agreed in writing to assume the obligations described in Article 19 (Confidential Information).

     13.5 ASSIGNMENT OF SUBCONTRACTS UPON TERMINATION.

     Contractor shall include in each of the Material Subcontracts, and shall use commercially reasonable efforts to include in all other Subcontracts, a provision (i) permitting the assignment of such Subcontract to Owner or its designee without additional payment and (ii) requiring Subcontractor to perform the Work for Owner or its designee upon such assignment.



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                                                                    CONFIDENTIAL

14. PERSONNEL AND KEY PERSONNEL

     14.1 PERSONNEL QUALIFICATIONS.

     Contractor shall assign properly qualified and experienced personnel to the Project.

     14.2 KEY PERSONNEL POSITIONS.

     Key personnel ("Key Personnel") shall be the personnel filling the positions identified in Attachment A (Key Personnel). Contractor shall use commercially reasonable efforts to retain Key Personnel on the Project for the duration of the Project.

     14.3 ASSIGNMENT OF KEY PERSONNEL.

     (a) Contractor will assign individuals from within Contractor's organization to the Key Personnel positions to carry out the Work.

     (b) Key Personnel will be familiar with programs similar to Owner's program; Contractor shall make individuals who shall replace Key Personnel fully cognizant of the Project prior to such replacement.

     (c) Before assigning an individual to any Key Personnel positions, whether as an initial assignment or a subsequent assignment, Contractor shall notify Owner of the proposed assignment, shall introduce the individual to appropriate Owner representatives and, upon request, provide such representatives with the opportunity to interview (either in person or by phone) the individual and shall provide Owner with the individual's resume. If Owner in good faith objects to the qualifications of the proposed individual within ten (10) Business Days after being afforded the opportunity to interview the proposed individual, Contractor shall discuss such objections with Owner and resolve such concerns on a mutually agreeable basis or, if unable to do so, select another candidate in accordance with the procedures set forth in this Article 14.3 (Assignment if Key Personnel). Failure on the part of Owner to express its objections within ten
(10) Business Days of such notice shall be deemed acceptance of the assignment of such individual. The Key Personnel that have been approved as of EDC are listed in Attachment A (Key Personnel) hereto. Should the individuals filling the positions of Key Personnel leave such positions for whatever reason, Contractor shall follow the procedures set forth in this Article 14.3 (Assignment of Key Personnel) to select replacement personnel.



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                                                                    CONFIDENTIAL

15. CONTRACTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS

     (a) Contractor represents and warrants:

               (i) it is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware;

               (ii) it has all requisite power and authority to own and operate its material properties and assets and to carry on its respective business as now conducted in all material respects;

               (iii) it is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect;

               (iv) it is, or at the time of performance of the Work will be, fully licensed and authorized to perform the Work in each jurisdiction in which the Work is to be performed;

               (v) it has all requisite corporate power and authority to enter into this Contract and to carry out the transactions contemplated by this Contract;

               (vi) the execution, delivery, and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by all requisite corporate action of Contractor and do not conflict with any other agreement or obligation to which it is a party or which binds its assets;

               (vii) this Contract is a valid and binding obligation of
                     Contractor, enforceable in accordance with its terms, except Contractor makes no representation or warranty as to the enforceability of remedies due to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws relating to or affecting the enforcement of creditor's rights or by reason of general principles of equity; and

               (viii) in the event Contractor becomes a party to any legal, administrative, arbitral, investigatory or other proceeding or controversy pending or, to the best of its knowledge, threatened, which reasonably would be expected to have a Material Adverse Effect, Contractor will notify Owner as soon as practicable.



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                                                                    CONFIDENTIAL

(b) Contractor represents:

               (i) Contractor is not a party to any legal, administrative, arbitral, investigatory or other proceeding or controversy pending or, to the best of its knowledge, threatened, which reasonably would be expected to have a Material Adverse Effect; and

               (ii) as of the Effective Date, except as otherwise disclosed to
                    Owner in writing by Contractor prior to EDC, Contractor is not a party to or bound by any letter of intent, memorandum of understanding, contract, agreement, instrument, arrangement or understanding, written or oral, which involves the acquisition of the business of Contractor, or a substantial portion of the assets or shares of capital stock of Contractor.



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                                                                    CONFIDENTIAL

16. OWNER'S REPRESENTATIONS AND WARRANTIES

     (a) Owner represents and warrants:

              (i) it is duly organized, validly existing and in good standing under the Laws of the State of Delaware;

              (ii) it has all requisite power and authority to own and operate its material properties and assets and to carry on its respective business as now conducted in all material respects; and

              (iii) it is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect;

              (iv) it has all requisite corporate power and authority to enter into this Contract and to carry out the transactions contemplated by this Contract;

              (v) the execution, delivery, and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by the requisite corporate action of Owner and do not conflict with any other agreement or obligation to which it is a party or which binds its assets;

              (vi) this Contract is a valid and binding obligation of Owner, enforceable in accordance with its terms, except Owner makes no representation or warranty as to the enforceability of remedies due to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws relating to or affecting the enforcement of creditor's rights or by reason of general principles of equity; and

              (vii) in the event Owner becomes a party to any legal,
                    administrative, arbitral, investigatory or other proceeding or controversy pending, or to the best of its knowledge threatened, which reasonably would be expected to have a Material Adverse Effect, Owner will notify Contractor as soon as practicable.

(b) Owner represents:

               (i) as of the Effective Date, except as otherwise set forth in the filing of the Registration Statement on Form S-1 by XM Satellite Radio Inc. with the U.S. Securities and Exchange Commission on July 23, 1999, Registration No. 333-38619, Owner is not a party to any legal, administrative, arbitral, investigatory or other



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                                                                    CONFIDENTIAL

                    proceeding or controversy pending or, to the best of its knowledge, threatened, which reasonably would be expected to have a Material Adverse Effect.



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                                                                    CONFIDENTIAL

17. INTELLECTUAL PROPERTY RIGHTS

     (a) Except as otherwise provided in this Article 17, all Developed Materials provided by Contractor under this Contract, together with all Intellectual Property Rights in and to such Developed Materials, shall be deemed to be works made for hire as defined in 17 U.S.C. Section 101 of the United States Copyright Act of 1976, as amended. Owner shall be deemed the author of such Developed Materials and shall own all right, title and interest in and too all Intellectual Property Rights in the Developed Materials, with the right to use, adapt and change said Developed Materials and to prepare derivative works therefrom. To the extent any Developed Materials are deemed to not be works made for hire, except as otherwise provided in paragraphs (b) and (c) below, this Contract shall constitute an irrevocable, fully paid-up, perpetual, worldwide assignment by Contractor to Owner of Contractor's rights in the ownership of, and all Intellectual Property Rights in, such Developed Materials, and Owner shall have the right to obtain and hold in its own name all Copyright Rights and similar protections that may be available in such works. Contractor agrees to give Owner or its designee, at Owner's expense, all assistance reasonably required to perfect such rights. Except as otherwise provided in paragraph (b) below, in the event Contractor utilizes Subcontractors in performing Work for Owner, Contractor shall use commercially reasonable efforts to obtain for Owner, ownership of, and all Intellectual Property Rights in, the Developed Materials developed or produced by any Subcontractor.

     (b) The Parties acknowledge that various Subcontractors preparing site specific drawings may not normally convey full ownership of their work (e.g., architectural & engineering drawings, environmental reports, title reports and title surveys, land surveys, etc.) (collectively "Site Specific Drawings") in the normal course of business. With respect to these items, Contractor shall convey to Owner all rights that are provided by the Subcontractor in connection with its products or services, including Site Specific Drawings. At a minimum, however, Contractor shall convey to Owner a fully paid-up, perpetual, non-terminable royalty-free license to use all Site Specific Drawings prepared by Subcontractors for the Project. Contractor will not retain or obtain in the future any Intellectual Property Rights with respect to the Site Specific Drawings developed under this Contract. Subject to Article 20.3 (Indemnification Procedures), Owner agrees to indemnify Contractor and the A&E Subcontractors from any Losses arising out of use of any Site-Specific Drawings beyond the scope of their intended purpose.

     (c) Contractor will own all Intellectual Property Rights in and to any software developed, refined or modified by Contractor in the course of, or to aid in any way its performance under, this Contract ("Contract Software"), and in all Contractor Tools, regardless of whether Owner has paid for such development, refinement or modification, and except with respect to the license set forth in this paragraph (c) regarding WINDS, Owner shall have no rights to use such Contract Software or Contractor Tools. In the event Owner wishes to use such Contract Software (other than WINDS) or Contractor Tools, Owner and Contractor shall in good faith negotiate a license therefor. Owner understands and agrees that any such Contract Software or Contractor Tools will be provided "as is" with no warranty of any kind, and Contractor shall have no obligation to support or maintain such software or tools. With respect to WINDS, and subject to the terms and conditions of this Contract and Attachment C (Terms and Conditions of License), Contractor hereby grants to Owner a fully paid up, non-exclusive, non-transferable, irrevocable restricted



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                                                                    CONFIDENTIAL

right and license to use the WINDS software at Owner's facility solely for Owner's internal business purposes (i) until the first City Network to achieve Acceptance, to access Project data accessible through the WINDS software using an internet browser and (ii) upon occurrence of the first City Network to achieve Acceptance, to use a single copy of the WINDS software for all purposes for which it was intended, including to access, add, delete and edit Project data and other data associated with the Terrestrial Repeater Network System on such single copy, as such system may evolve over time.

     (d) Owner shall own all Patent Rights arising out of or relating to any invention developed under this Contract that relate to technology incorporated into infrastructure equipment that is not the core business of Contractor but is essential to the business of Owner ("Owner Patent Rights"). Contractor will own all other Patent Rights arising out of or relating to this Contract. Owner hereby grants to Contractor a perpetual, worldwide, non-exclusive, assignable license to make, have made, use, sell, offer to sell, or import technology, apparatus, methods or services that are covered by such Owner Patent Rights with the right to sublicense any of the foregoing rights. Notwithstanding anything to the contrary herein, (i) it shall be a violation of the foregoing license to exercise any of the foregoing rights (including assignment and sublicensing) for the benefit of any direct competitor of Owner, and (ii) in the event of any such violation, Owner may revoke the license granted to Contractor herein. Owner agrees it will not license, transfer or assign Owner Patent Rights to a direct competitor of Contractor.

               (1) Contractor shall promptly notify owner, in writing, of any and all inventions subject to Owner Patent Rights.

               (2) Owner has the primary option for taking all action with respect to filing and obtaining patents and other suitable forms of protection in the United States and in any foreign country in which Owner desires to perfect such right, at Owner's sole expense from and after EDC. If Owner does not exercise the above option within six (6) months of the first public use of the subject matter to be patented, then Contractor has the right to file and obtain patents and other suitable forms of protection in the United States or any foreign country at its sole expense. Further, if either Party has exercised its right with respect to Owner Patent Rights, then the other Party shall cooperate fully with the Party that exercised such rights, such cooperation to include the preparation, filing and prosecution of all patent applications filed pursuant to this paragraph, and which shall include execution by the other Party and its employees of any and all such papers and instruments as are necessary or helpful to the preparation, filing and prosecution of all such patent applications. Regardless of which Party files for a patent application or other suitable form of protection pursuant to this paragraph, Owner shall own the patent application and patent or other protection.

               (3) If any Owner Patent Right is infringed by a third party, the Party first having knowledge of such infringement shall promptly notify the other in writing, which notice shall set forth the facts of such infringement in reasonable detail. Owner shall have the primary right, but not the



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                                                                    CONFIDENTIAL

                    obligation, to institute, prosecute, and control any action or proceeding with respect to such infringement, through counsel of its own choice, and Contractor shall have the right, at its own expense, to be represented in such action by counsel of its own choice. If Owner fails to bring such action or proceeding within a period of one hundred twenty
                    (120) Calendar Days after receiving written notice from Contractor or otherwise having knowledge of such infringement, Contractor shall have the right to bring and control any such action by counsel of its own choice, and Owner shall have the right, at its own expense, to be represented in any such action or proceeding. In any event, the second Party agrees to be joined as a party plaintiff and to give the first Party reasonable assistance and authority to file and prosecute such suit. The Party bringing such suit shall be responsible for all expenses of prosecuting such suit (except to the extent the other Party elects to be represented by counsel of its own choosing). In the event of any damages or other monetary awards covered therein in favor of Owner and/or Contractor, the Party bringing suit will be entitled to recover its expenses first and any remaining portion of such award shall then be paid fifty percent (50%) to Owner and fifty percent (50%) to Contractor. No settlement or consent judgment or other voluntary final disposition of a suit under this Article may be entered into without the joint consent of Owner and Contractor (which consent shall not be withheld unreasonably).

               (4) Each Party agrees to pay to the other Party, commencing in the first full fiscal quarter after EDC, and continuing quarterly thereafter, a royalty of fifty percent (50%) of all net revenues, if any, derived from the manufacture, use or sale of products covered by the subject of the patent or, from the licensing or sublicensing of the Owner Patent or patent license as the case may be. Such royalties shall be paid on or before the last day of the first month following the applicable fiscal quarter. Notwithstanding anything to the contrary herein, Contractor shall not be obligated to pay royalties with respect to any services it provides in the ordinary course of its business, even if such services are provided using products covered by the subject of the Owner Patent.

               (5) Each Party agrees to keep full, true, and accurate books of account containing all particulars that may be necessary for the purpose of showing the amount of royalties payable to the other pursuant to paragraph (d)(4) of Article 17 (Intellectual Property Rights). Each Party shall keep these books of account at the usual place where its books are kept. Each Party shall retain such books and the supporting data for at least three (3) years following the end of the fiscal year to which they pertain, and shall make available the supporting data for inspection by the other Party or an independent certified public accountant retained by such other Party for the purpose of substantiating the amount of the first Party's royalty payments, or, in the case of Contractor, compliance with the patent license granted herein. The inspecting Party shall pay for the services of



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
                                                                    CONFIDENTIAL

                    the independent certified public accountant unless the independent certified public accountant determines that the other Party has understated the royalties due the inspecting Party, in which case the other Party shall pay the entire amount charged by the accountant for the accountant's services. The non-inspecting Party agrees to pay the balance of such royalties plus interest within ten (10) Calendar Days after written notice of the understatement, such interest computed in accordance with Article 28.11 (Calculation of Interest) from the day on which said royalties were due and owing until the date paid.

     (e) Except as provided in this Article 17, Owner may use all Developed Materials provided by Contractor hereunder to complete the Project, for additions to the Project, or for any other purpose. Notwithstanding anything herein to the contrary, Contractor will have no responsibility or liability to Owner with respect to any modification to the Developed Materials made by Owner or any other contractor retained by Owner.



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                                                                    CONFIDENTIAL

18. INTELLECTUAL PROPERTY INFRINGEMENT INDEMNIFICATION

     18.1 CONTRACTOR INTELLECTUAL PROPERTY INDEMNIFICATION.

     (a) Subject to paragraph (a) of Article 18.2 (Owner's Intellectual Property Indemnification), Contractor shall indemnify, defend, and hold harmless Owner from any and all Losses arising from, in connection with, or based on any allegations made by third parties (including Subcontractors of Contractor) that Owner's possession or use of the Work, or any part thereof, infringes any third-party U.S., Canadian or Mexican Intellectual Property Right.

     (b) If the use of the Work or any part thereof is enjoined, Contractor shall, or, if in Contractor's reasonable opinion the Work or any part thereof is likely to be enjoined, Contractor may, in either case at its expense, either procure for Owner the right to use the Work or infringing part thereof, as the case may be, or substitute an equivalent product reasonably acceptable to Owner, or modify the Work or infringing part thereof to render them non-infringing without materially affecting their utility or functionality. If Contractor determines that none of these alternatives is reasonably available or feasible, Contractor shall meet with Owner to address the matter and reach an equitable solution reasonably acceptable to Owner.

     (c) Contractor's obligations under this Article 18.1 (Contractor Intellectual Property Indemnification) shall be subject to Article 20.3 (Indemnification Procedures).

     (d) The foregoing sets forth Owner's sole remedy and Contractor's sole and entire obligations with respect to any claims of infringement or misappropriation of Intellectual Property Rights arising out of or related to the Work.

     18.2 OWNER INTELLECTUAL PROPERTY INDEMNIFICATION.

     (a) Owner shall indemnify, defend, and hold harmless Contractor from any and all Losses arising from, in connection with, or based on any allegations made by third parties that the Work or any part thereof infringes any third-party U.S., Canadian or Mexican Intellectual Property Right to the extent such infringement is based on (i) any Intellectual Property provided by Owner (or by others, other than Contractor or its Subcontractors, acting on behalf of Owner); or (ii) any modification by Owner (or any entity, other than Contractor or its Subcontractors, acting on behalf of Owner), of the Work or any part thereof not intended or reasonably foreseeable by Contractor; or (iii) any written requests, specifications or instructions provided by Owner to the extent the infringement arises from compliance with such written requests, instructions or specifications.

     (b) Owner's obligations under this Article 18.2 (Owner Intellectual Property Indemnification) shall be subject to Article 20.3 (Indemnification Procedures).

     (c) The foregoing sets forth Contractor's sole remedy and Owner's sole and entire obligation with respect to any claims of infringement or misappropriation of Intellectual Property Rights arising out of or related to the Work.



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
                                                                    CONFIDENTIAL

19. CONFIDENTIAL INFORMATION

     19.1 CONFIDENTIALITY OBLIGATIONS.

     (a) Any Confidential Information shall be maintained in strict confidence by the Receiving Party. Except as provided in this Article 19 (Confidential Information), the Receiving Party shall not use, or disclose in any manner to any third party, Confidential Information of the Furnishing Party without the prior express written consent of the Furnishing Party. The obligation of confidentiality shall not be limited in time except to the extent the Receiving Party can establish one of the exceptions set forth in Article 19.2 (Exceptions) below by clear and convincing evidence.

     (b) Access to and use of the Furnishing Party's Confidential Information shall be restricted to those employees and persons within the Receiving Party's organization (including its Consultants, attorneys, Subcontractors, shareholders, and representatives) with a need to use such Confidential Information for the purpose of performing this Contract, the Project or any transaction contemplated hereby or, in the case of Owner, obtaining debt or equity financing. The Receiving Party's Consultants or Subcontractors and the Financing Entities may be included within the meaning of "persons within the Receiving Party's organization," provided that such persons have executed a non-disclosure or confidentiality agreement no less stringent than this Article 19 (Confidential Information). In addition, all information provided is subject to the provisions of paragraph (c) below.

     (c) Each Party shall use the other's Confidential Information solely for the purpose of performing this Contract, the Project or any transaction contemplated hereby or, in the case of Owner, obtaining debt or equity financing.

     (d) Except for Contract Software (including WINDS and Contractor Tools), Data and Documentation and Developed Materials shall be deemed Confidential Information furnished by Owner to Contractor and Contractor shall be subject to the obligations of this Article 19 (Confidential Information) with respect thereto.

     (e) Notwithstanding the foregoing, nothing in this Contract shall permit a Party or any of their respective Associates or Affiliates to disclose any Confidential Information of the other Party to any entity that competes with the other Party in the provision of products or services, whether or not, in the case of Owner, the same is acting as a contractor or subcontractor for Owner, or, in the case of Contractor, the same is a customer or client of Contractor.

     19.2 EXCEPTIONS.

     The obligations set forth in this Article 19.1 (Confidentiality Obligations) shall not apply to information that is:



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                                                                    CONFIDENTIAL

     (a) Already known to or otherwise in the possession of the Receiving Party at the time of receipt from the Furnishing Party and that was not so known or received in violation of any confidentiality obligations;

     (b) Publicly available or otherwise in the public domain prior to disclosure by the Receiving Party or becomes publicly available or otherwise in the public domain after receipt by the Receiving Party without breach of this Contract;

     (c) Rightfully obtained by the Receiving Party from any third party without restriction and without breach of any confidentiality obligation by such third party;

     (d) Developed by the Receiving Party independent of any disclosure hereunder, as evidenced by written records; or

     (e) Disclosed pursuant to the order of a court or administrative body of competent jurisdiction or a government agency or required to be released pursuant to Law, or as the Receiving Party may reasonably determine advisable or necessary under the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, NASDAQ, NYSE or any other national securities exchange, provided the Receiving Party shall notify the Furnishing Party prior to such disclosure and shall cooperate with the Furnishing Party in the event the Furnishing Party elects to contest legally, request confidential treatment, or otherwise avoid such disclosure.

     19.3 NO LICENSE.

     Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the Receiving Party, whether by implication, estoppel, or otherwise, any license or any right to use any Confidential Information received from the Furnishing Party, or use any Intellectual Property Right now or hereafter owned or controlled by the Furnishing Party.

     19.4 RETURN OF CONFIDENTIAL INFORMATION.

     All Confidential Information disclosed pursuant to this Contract is considered loaned for use solely in connection with this Contract. All Confidential Information in tangible form of expression that has been disclosed to or thereafter created, whether by copy or reproduction, by the Receiving Party shall be and remain the property of the Furnishing Party. All such Confidential Information and any and all copies and reproductions thereof shall, within thirty (30) Calendar Days of written request by the Furnishing Party, be either promptly returned to the Furnishing Party or destroyed at the Furnishing Party's direction. In the event of such requested destruction, the Receiving Party shall provide to the Furnishing Party written certification of compliance therewith within thirty (30) Calendar Days of such written request. Notwithstanding the foregoing, in the event this Contract is terminated pursuant to Article 26 (Termination), Owner shall return to Contractor, or destroy at Contractor's direction, all Confidential Information not paid for by Owner.



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     19.5 INCONSISTENT LEGENDS.

     This Article 19 (Confidential Information) shall control in lieu of and notwithstanding any proprietary or restrictive legend or statements inconsistent with this Article that may be printed on or associated with any particular information disclosed pursuant to this Contract.



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20. INDEMNIFICATION

     20.1 CONTRACTOR'S INDEMNIFICATION.

     (a) Subject to the indemnification procedures set forth in Article 20.3 (Indemnification Procedures), Contractor shall indemnify, defend, and hold harmless Owner and its Affiliates and their respective Associates from any and all Losses caused by claims made by third parties (including Consultants and agents of Owner, Contractor, or any Subcontractor but not any employee, officer, or director of Owner) for injury to person (including death) or loss or damage to tangible property arising out of any error, omission or negligent act of Contractor or its Subcontractors.

     (b) Subject to the indemnification procedures set forth in Article 20.3 (Indemnification Procedures), Contractor shall indemnify, defend, and hold harmless Owner as set forth in Article 18.1 (Contractor Intellectual Property Indemnification) and Article 27.2 (Discharge of Liens).

     20.2 OWNER'S INDEMNIFICATION.

     (a) Subject to the indemnification procedures set forth in Article 20.3 (Indemnification Procedures), Owner shall indemnify, defend, and hold harmless Contractor and its Affiliates and their respective Associates from any and all Losses caused by claims made by third parties (including consultants and agents of Owner, any subcontractor of Owner, but not any employee, officer, or director of Contractor) for injury to person (including death) or loss or damage to tangible property arising out of any error, omission or negligent act of Owner.

     (b) Subject to the indemnification procedures set forth in Article 20.3 (Indemnification Procedures), Owner shall indemnify Contractor as set forth in
Article 18.2 (Owner Intellectual Property Indemnification).

     20.3 INDEMNIFICATION PROCEDURES.

     (a) Promptly after receipt by the indemnified Party of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which the indemnified Party will seek indemnification pursuant to this Article 20 (Indemnification), the indemnified Party shall notify the indemnifying Party of such claim in writing. Failure to so notify the indemnifying Party shall not relieve the indemnifying Party of its obligations under this Contract except to the extent it can demonstrate it was prejudiced by such failure. Within fifteen
(15) Calendar Days following receipt of written notice from the indemnified Party relating to any claim, but no later than ten (10) Calendar Days before the date on which any response to a complaint or summons is due, the indemnifying Party shall notify the indemnified Party in writing if the indemnifying Party elects to assume control of the defense or settlement of that claim (a "Notice of Election").

     (b) If the indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, so long as it is actively defending such claim, the indemnifying Party



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                                                                    CONFIDENTIAL

shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; (ii) where the indemnified Party is so represented, the indemnifying Party shall keep the indemnified Party 's counsel informed of each step in the handling of any such claim; (iii) the indemnified Party shall provide, at the indemnifying Party's request and expense, such assistance and information as is available to the indemnified Party for the defense and settlement of such claim; and (iv) the indemnifying Party shall obtain the prior written approval of the indemnified Party before entering into any settlement of such claim or ceasing to defend against such claim where such settlement or cessation of defense would prejudice any rights of the indemnified Party or result in the indemnified Party making any payment. After the indemnifying Party has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnifying Party shall not be liable to the indemnified Party for any legal expenses incurred by the indemnified Party in connection with the defense of that claim. In addition, the indemnifying Party shall not be required to indemnify the indemnified Party for any amount paid or payable by the indemnified Party in the settlement of any claim for which the indemnifying Party has delivered a timely Notice of Election if such amount was agreed to without the prior written consent of the indemnifying Party.

     (c) If the indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period or fails actively to defend such claim, the indemnified Party shall have the right to defend and/or settle the claim in such manner as it may deem appropriate, at the reasonable cost and expense of the indemnifying Party. Provided that the indemnified Party acts in good faith, it may settle such claim on any terms it reasonably considers appropriate under the circumstances without in any way affecting its right to be indemnified hereunder. The indemnifying Party shall promptly reimburse the indemnified Party for all such costs and expenses.

     20.4 WAIVER OF SUBROGATION.

     If a Party insures against any loss or damage it may suffer in respect of which it is required to indemnify the other Party, its Affiliates and their respective Associates pursuant to this Article 20 (Indemnification), it shall be a condition that the insuring Party arrange for the insurer to waive its right of subrogation against such other Party and such other Party's Affiliates and their respective Associates. Each Party shall be entitled to require proof from time to time that the other Party has complied with its obligations under this
Article 20.4 (Waiver of Subrogation). In the event a Party does not comply with such obligations, the indemnities referred to in Articles 20.1 (Contractor's Indemnification) and 20.2 (Owner's Indemnification) shall extend to any claim that may be made by an insurer pursuant to an alleged right of subrogation.



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21. INSURANCE

     21.1 GENERAL.

     (a) Contractor shall purchase and maintain, as primary insurance, from a company or companies qualified to do business in each state in which the Work shall be performed and carrying at least an A-/VIII rating by Best's Insurance Guide published by the Alfred M. Best Co., Inc., Oldwick New Jersey 08858, such insurance as shall protect it from claims set forth below that may arise out of or result from Contractor's operations under the Contract, whether such operations be by itself or by any Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

               (1) claims under workers' or workmen's compensation, disability benefit and other similar employee benefit acts;

               (2) claims for damages because of bodily injury, occupational sickness or disease, or death of its employees;

               (3) claims for damages because of bodily injury, sickness or disease, or death of any persons other than its employees;

               (4) claims for damages insured by usual personal injury liability coverage;

               (5) claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

               (6) claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle;

               (7) claims for bodily injury or property damage arising out of completed operations; and

               (8)  claims for damages due to professional errors or omissions.

     (b) Compliance by Contractor with the foregoing insurance requirements shall not limit Contractor's liability or relieve it of liability under this Contract or any Law.

     21.2 SPECIFIC INSURANCE REQUIREMENTS.

     The insurance required by this Article 21 (Insurance) shall be written for not less than any limits of liability specified in this Contract, or required by Law, whichever is greater. Before commencement of the Work and until the last Final Payment made hereunder (except that product liability coverage shall continue in force until two years after the date of the last Final Payment made hereunder), Contractor shall procure, deposit, and maintain for Owner's benefit, insurance satisfactory to Owner, as set forth in this Article 21.2 (Specific Insurance Requirements).



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                                                                    CONFIDENTIAL

     (a) Worker's Compensation as required by the Worker's Compensation Laws of the states in which the Work is performed and Employer's Liability Insurance in an amount not less than $100,000/$500,000/$500,000.

     (b) Commercial General Liability Insurance covering Bodily Injury, Personal Injury and Property Damage,

               (1) Minimum Limits: Such insurance shall be written for a combined single limit not less than the following:

                        General aggregate per project             $ 2,000,000

                        Products-Completed Operations Aggregate   $ 2,000,000

                        Personal & Advertising Injury             $ 2,000,000

                        Each occurrence                           $ 1,000,000


               (2) This insurance shall be written on an occurrence basis and on a coverage form at least equal to that provided under ISO CG 00 01, latest available edition, without restricting endorsements that reduce coverage.

     (c) Automobile Liability Insurance covering Bodily Injury and Property Damage as follows:

               (1) Minimum Limits: The Combined Single Limit for Bodily Injury and Property Damage shall be not less than $1,000,000 per occurrence.

               (2) This insurance shall be written on a coverage form at least equal to that provided under ISO CA 00 01, latest available edition, without restricting endorsements that reduce coverage and shall cover all owned and hired vehicles of Contractor and non-ownership protection for all employees of Contractor engaged in the performance of this Contract.

     (d) Professional Liability Insurance, caused by any of Contractor's Subcontractors, as follows:

               (1) Minimum Limits: Such insurance shall be written for a single limit not less than $10,000,000 per claim and $10,000,000 in the annual aggregate.

               (2)  This insurance shall be written on a claims made basis.

               (3) This insurance shall contain prior acts coverage sufficient to cover all services rendered by Contractor. Contractor will, during the term of this Contract and for four (4) years from the date Acceptance of all Cities has been achieved, provide Owner with notice of any claim against Contractor that may affect such Professional Liability Insurance coverage.



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                                                                    CONFIDENTIAL

               (4) This insurance shall have a maximum deductible in an amount per claim reasonably acceptable to Owner. A $25,000 per claim deductible is acceptable to Owner. The deductible shall be paid by Contractor.

               (5) This insurance shall remain in effect for four (4) years following the date Acceptance of all Cities has been achieved.

     (e) Excess Liability Insurance, written on an occurrence basis, in the amount of not less than a combined single limit for Bodily Injury, Personal Injury and Property Damage of $25,000,000 per occurrence/$25,000,000 in the aggregate following the form and amounts of the primary insurance described in paragraphs (b) and (c) of this Article 21.2 (Specific Insurance Requirements).

     (f) With respect to the Project, Contractor shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdictions in which the Project is located, a builder's risk or installation floater property coverage tailored to the Work as follows:

               (1) Minimum Limits: Such insurance shall be written for not less than $6,000,000 per occurrence in general coverage and $300,000 per site/ $500,000 per conveyance (for transit) property coverage, on a replacement cost basis.

               (2) This insurance shall be on an All Risk/Special Form basis and shall include insurance against the perils of fire (with extended coverage), vandalism, malicious mischief, theft, collapse (however caused), earthquake, water damage, flood, electrical injury, mechanical injury/breakdown, false work, testing, startup and transmission, and damages resulting from workmanship or defective materials and shall be deemed the primary insurance as to covered risks. Earthquake, flood, windstorm, lightning and workmanship or defective materials may have sublimits reasonably acceptable to Owner.

               (3) This insurance shall also cover Work in transit and Work stored off-site.

               (4) This insurance shall have a maximum deductible amount of $5,000 per occurrence. Coverages with sublimits may have a higher deductible, reasonably acceptable to Owner. Contractor shall be responsible for any insured or uninsured loss or damage to the Work falling under such deductible, whether or not due to the fault of Contractor or its Subcontractors.

               (5) All losses shall be adjusted with and made payable to Contractor, Subcontractors and Owner as trustee.

               (6) This insurance shall be maintained until the Date Acceptance of all Cities has been achieved.



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                                                                    CONFIDENTIAL

     (g) Contractor and its Subcontractors shall each be responsible for insuring (i) their own tools, equipment and appliances and (ii) property or equipment to be incorporated into the Work stored at any location on the same all-risk basis Contractor is required to insure property on any Site.

     (h) All insurance maintained by Contractor shall provide:

               (1) A Certificate signed by the insurance broker stating the limits of liability and expiration date shall be filed in triplicate with Owner before operations are begun. Such certificates not only shall name the types of policies provided, but also shall refer specifically to this Contract and Article. Contractor will provide copies of the policies upon request by Owner. If the initial insurance expires prior to completion of the Work, renewal certificates shall be furnished by the date of expiration.

               (2) Owner, its Affiliates and Associates shall be included in the Commercial General Liability and Excess Liability policies as "additional insureds" with the understanding that the liability to pay premiums shall be the sole obligation of Contractor and not that of any other insured.

               (3) Each Landlord, its Affiliates and Associates shall be included in these policies as "additional insureds" to the extent required by Owner's Site Acquisition Agreement with such Landlord. Contractor shall carry the minimum insurance required by each Landlord pursuant to the applicable Site Acquisition Agreement.

               (4) Except in the case of Worker's Compensation Insurance, proceeds for first party losses, if any, shall be adjusted by and payable to the party purchasing the insurance, except property insurance purchased by Contractor for the benefit of Contractor, Subcontractors and Owner, which shall be adjusted with and payable to Contractor, Subcontractors and Owner, as their interest may appear.

               (5) The interests of Owner, Landlords, their Affiliates and Associates, shall not be invalidated by any action or inaction of Owner, Landlords, their Affiliates or Associates, Contractor or any other person and such insurance shall insure Owner, Landlords, their Affiliates and Associates regardless of any breach or violation by Owner, Landlords, their Affiliates or Associates, Contractor or any other person of any warranties, declarations or conditions contained in such policies.

               (6) The insurer thereunder waives all rights of subrogation against Owner, Landlords, their Affiliates and Associates, as well as any rights of setoff and counterclaim and any other right to deduction whether by attachment or otherwise.



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                                                                    CONFIDENTIAL

               (7) Such insurance shall be primary without any right of contribution of any other insurance carried by or on behalf of Owner, Landlords, their Affiliates and Associates.

     (i) Contractor shall require each of its Subcontractors to procure and maintain, until the completion of that Subcontractor's work, adequate insurance.

     21.3 CERTIFICATES OF INSURANCE.

     Certificates in the "ACCORD" form of Certificate of Insurance shall be provided to Owner on or before EDC plus ten (10) Business Days; provided, however, the words "endeavor to" must be deleted from the cancellation section of the form. These Certificates, as well as insurance policies required by this
Article 21 (Insurance), shall contain a provision that coverage shall not be canceled or allowed to expire until at least ninety (90) Calendar Days' prior written notice has been given to Owner; provided, however, ten (10) Calendar Days notice is permitted if the insurance is cancelled for non-payment reasons. Such Certificates shall also indicate that the Commercial General Liability and Excess Liability insurance policies have been endorsed to name Owner, its Affiliates and Associates (and Landlords, their Affiliates and Associates, as required by this Article 21 (Insurance)) as additional insureds. If any of the foregoing insurance coverages are required to remain in force after the date Acceptance of all Cities has been achieved, an additional certificate evidencing continuing of such coverage shall be submitted to Owner prior to the date Acceptance of all Cities has been achieved.



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22. DISPUTE RESOLUTION

     Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract ("Dispute"), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 22 (Dispute Resolution).

     22.1 INFORMAL DISPUTE RESOLUTION.

     Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

     (a) If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. Contractor's Project Manager shall promptly consult with Owner's Project Manager in an effort to reach an agreement to resolve the Dispute.

     (b) In the event agreement cannot be reached within five (5) Calendar Days of receipt of written notice, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to an executive level higher than that under paragraph (a) above for resolution of the Dispute.

     (c) In the event agreement cannot be reached under paragraphs (a) or (b) above within a total of ten (10) Calendar Days after receipt of the written notice described in paragraph (a) above, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) of each Party, and such executives shall meet during such time to resolve the Dispute.

     (d) In the event agreement cannot be reached under paragraphs (a), (b) or
(c) above within a total of twenty (20) Calendar Days after receipt of the written notice described in paragraph (a) above, either Party may proceed with arbitration in accordance with Article 22.2 (Arbitration).

     22.2 ARBITRATION.

     (a) Subject to the provisions of Article 22.1(Informal Dispute Resolution) and Article 22.3 (Litigation), any Dispute shall be resolved by mandatory and binding arbitration in accordance with the then-effective Center for Public Resources Rules for Nonadministered Arbitration of Business Disputes, as may be amended from time to time (the "CPR Rules"), which are incorporated herein by reference. Notwithstanding the foregoing, to the extent any provision of this
Article 22.2 (Arbitration) modifies, adds to, or is inconsistent with any provision of the CPR Rules, the provisions of this Article shall control.



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     (b) The arbitration shall be conducted by a three-arbitrator tribunal (the
"Tribunal"). Within thirty (30) Calendar Days after the commencement of the arbitration, each Party shall appoint one arbitrator, and those two arbitrators shall together appoint the third arbitrator as provided in CPR Rule 5.2. Each arbitrator appointed by the Parties shall be knowledgeable and experienced in contracting for technical systems and shall have senior management and/or legal/judicial experience.

     (c) Unless otherwise limited by the Tribunal or the agreement of the Parties, the Parties shall be permitted to take discovery, if and as needed, by deposition upon oral examination, requests for production of documents and things, and requests for entry upon land for inspection and other purposes, as those discovery methods are described and defined in the Federal Rules of Civil Procedure; provided, however, that any limitations in the Federal Rules on the number, timing, or sequence of such discovery requests shall not apply. The scope of permissible discovery shall generally be as described in Federal Rule of Civil Procedure Rule 26(b)(1), but the Parties shall use their best efforts to focus and limit their discovery in accordance with the nature of the dispute and the need for expedited resolution. The Tribunal may expand or limit the scope of permissible discovery, establish the time period within which discovery responses must be served, and expand or limit the type and number of discovery methods and requests as it shall determine is appropriate in the circumstances, taking into account the needs of the Parties and the desirability of making discovery expeditious and cost-effective. The Tribunal may issue orders to protect the confidentiality of proprietary information, trade secrets, and other similar information disclosed in discovery and may order that discovery not be had or that discovery may be had only on specific terms and conditions.

     (d) Time is of the essence in the initiation and completion of the arbitration. The arbitral hearing shall be commenced and conducted expeditiously. Unless the Tribunal orders otherwise, the Dispute should be submitted to the Tribunal for decision within two (2) months after the commencement of the arbitration, and the final award shall be rendered within one (1) month thereafter. The Parties and the Tribunal shall use their best efforts to comply with this schedule, and the Tribunal may impose any remedy it deems just for any Party's effort to unnecessarily delay, complicate or hinder the proceedings.

     (e) The arbitration shall be held in Washington, D.C., USA.

     (f) Any arbitration proceeding held pursuant to this Article shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 et seq., and judgment upon the award rendered by the Tribunal may be entered in any court having jurisdiction thereof.

     (g) The Tribunal's award may grant any remedy or relief that the Tribunal deems just and equitable and within the scope of this Contract, including specific performance or other equitable relief. Notwithstanding the foregoing, the Tribunal shall have no power or authority to amend or disregard any provision of this Article 22.2 (Arbitration) or any other provision of the Contract; in particular, but without limiting the generality of the foregoing, the Tribunal shall not have the power or authority to exclude the right of a Party to terminate this Contract when a



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Party would otherwise have such right. The Tribunal also shall have no power or authority to award punitive or exemplary damages to any Party.

     (h) The non-prevailing Party, as determined by the Tribunal, shall pay the costs of the arbitration and the prevailing Party's fees and expenses incurred with respect to the arbitration, including reasonable attorneys' fees as determined by the Tribunal. In the event of an arbitration involving multiple claims with different Parties prevailing on each claim, the Tribunal shall apportion the expenses and fees between or among the Parties in such manner as it deems reasonable, taking into account the circumstances of the case, the nature of the claims, and the result of the arbitration.

     (i) At any time more than ten (10) Calendar Days before the commencement of the hearing, any Party defending against any claim may serve upon the adverse Party an offer to allow an award to be entered against the defending Party on any claim for the money or property or to the effect specified in the offer. If within ten (10) Calendar Days after the service of the offer, the adverse Party serves written notice that it accepts the offer, either Party may file the offer and acceptance with the Tribunal, which will thereupon promptly enter an award on the claim as provided in the offer. An offer not accepted shall be deemed withdrawn and shall not be admissible into evidence except with respect to a determination of fees and expenses. If the award finally made on the claim is not equal to or more favorable than the offer, then for the purpose of apportioning expenses and fees pursuant to this Article 22.2 (Arbitration), the Party making the offer shall be deemed the Prevailing Party with respect to such claim.

     (j) If at the time any Dispute arises, the Center for Public Resources no longer provides rules or services with respect to the arbitration of business disputes, then the Parties hereto agree that the arbitration shall be conducted before the American Arbitration Association ("AAA"). Such arbitration shall be conducted pursuant to the AAA's Commercial Arbitration Rules then effective, provided, however, that in the event of any inconsistency with the AAA rules and this Article, the provisions of this Article shall control.

     22.3 LITIGATION.

     (a) Notwithstanding the provisions of Article 22.1 (Informal Dispute Resolution) and Article 22.2 (Arbitration) above, if the Dispute requires that immediate equitable relief or relief in aid of arbitration be obtained, either Party shall have the right to bring suit at any time to obtain preliminary or temporary injunctive relief, including specific performance, but requests for permanent injunctive relief shall be arbitrated pursuant to Article 22.2 (Arbitration).

               (1) Any such suit shall be brought in a court of competent jurisdiction in the State of Virginia, provided, however, that the exclusive venue for any action brought in a Virginia state court shall be the Circuit Court for Fairfax County, and the Parties hereby waive any objection to that venue. The Parties hereby irrevocably consent to personal jurisdiction in the state and federal courts in the State of Virginia concerning any Dispute between the Parties. If, for any reason, the state and federal courts of Virginia do not have or refuse to exercise jurisdiction over the Dispute, then litigation



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                    as permitted herein may be brought in any court of competent jurisdiction in the United States of America, or if there is no such court, in any other nation.

               (2)  In the event a Party files a lawsuit pursuant to this
                    Article 22.3 (Litigation), the Prevailing Party is entitled to an award of its costs and fees, including reasonable attorney's fees, incurred with respect to the lawsuit. The defendant in such litigation shall be regarded as the Prevailing Party if either the court denies the equitable relief sought on the merits or the court otherwise decides that equitable relief is not warranted or the matter should be resolved by arbitration.

     (b) In the event an entity or person not subject to the provisions of this
Article 22 (Dispute Resolution) commences any litigation or proceeding against any Party hereto in which the other Party hereto is an indispensable party, the Party against which the litigation or proceeding is brought may join or attempt to join the other Party in such litigation or proceeding notwithstanding the provisions of Article 22.2 (Arbitration). For the purposes of this provision, the other Party is an indispensable party in the lawsuit or proceeding if (i) in its absence complete relief could not be accorded among those already a party to the lawsuit or proceeding; (ii) its absence may as a practical matter impair or impede its ability to protect its interests relating to the subject of the lawsuit or proceeding; or (iii) its absence may leave the Party against which the litigation or proceeding is brought subject to a substantial risk of incurring double, multiple, or otherwise inconsistent obligations by reason of the interest of the other Party relating to the subject of the lawsuit or proceeding.

     (c) Nothing in this Contract precludes a Party prevailing on any claim, whether in arbitration or litigation, from initiating litigation in any appropriate forum to enter or enforce a judgment based on the Tribunal's or court's award on that claim.

     22.4 CONTINUED PERFORMANCE.

     Pending final resolution of any Dispute, each Party shall, unless directed otherwise by the other Party in writing, fulfill all its obligations under this Contract, including the obligation to take all steps necessary during the pendency of the Dispute to ensure the Work will be performed within the time stipulated or within such extended time as may be allowed under this Contract, provided Owner shall continue to make payments of undisputed sums therefore in accordance with this Contract (including the dispute resolution provisions hereof), and further provided that, if Owner fails to make such undisputed payments or the amount of disputed payments withheld by Owner exceeds Three Million Dollars ($3,000,000), Contractor may stop Work as permitted by Article
5.9 (Contractor's Right to Suspend the Work).



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23. OWNER'S RESPONSIBILITIES

     Owner shall discharge, at no cost to Contractor or its Subcontractors, those responsibilities set forth in Attachment 2 (Owner's Responsibilities) of Exhibit B (SOW).



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24. LIMITATION OF LIABILITY

     (a) SUBJECT TO (c) BELOW, IN NO EVENT SHALL A PARTY BE LIABLE IN CONTRACT, WARRANTY, STRICT LIABILITY, TORT OR OTHERWISE FOR LOST PROFITS, LOST REVENUES OR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY NATURE, WHETHER OR NOT FORESEEABLE, ARISING OUT OF, RESULTING FROM, OR IN ANY WAY CONNECTED TO THE PERFORMANCE OR BREACH OF THIS CONTRACT AT ANY TIME OR FROM ANY CAUSE WHATSOEVER.

     (b) SUBJECT TO (c) BELOW, THE TOTAL CUMULATIVE LIABILITY OF EITHER PARTY AND ITS RESPECTIVE AFFILIATES AND THEIR ASSOCIATES FOR ALL CLAIMS, LOSSES, DAMAGES AND EXPENSES RESULTING IN ANY WAY FROM THE PERFORMANCE OF THE WORK OR THIS CONTRACT SHALL NOT BE GREATER THAN THE CONTRACT SUM.

     (c) THE LIMITATIONS SET FORTH IN (a) and (b) ABOVE SHALL NOT APPLY WITH RESPECT TO (i) DAMAGES OR LOSSES OCCASIONED BY WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF A PARTY OR (ii) CLAIMS THAT ARE THE SUBJECT OF INDEMNIFICATION PURSUANT TO ARTICLE 20 (INDEMNIFICATION) OR (iii) DAMAGES OR LOSSES OCCASIONED BY BREACH OF CONFIDENTIALITY OBLIGATIONS HEREUNDER, OR (iv) DAMAGES OR LOSSES OCCASIONED BY WRONGFUL TERMINATION.

     (d) Except with respect to liquidated damages for delay, each Party shall have a duty to mitigate damages for which the other Party is responsible.



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25. DEFAULT AND CORRECTION PLAN

     25.1 MATERIAL BREACH.

     (a) Subject to Article 25.2_(Failure to Achieve Key Task), in the event Contractor commits a material breach of this Contract, Owner shall be entitled to deliver to Contractor a written demand that it correct such breach. Contractor shall acknowledge receipt of Owner's notice within one Business Day. In the event Owner does not receive such acknowledgement within three (3) Business Days of the date of the original notice, Owner shall send a second notice within five (5) Business Days of the transmittal of the first notice. Within ten (10) Business Days of the date of Owner's first notice, or such longer time as Owner in its sole discretion may establish (such establishment may be after Contractor's reasonable request for an extension of such date), Contractor shall submit to Owner, for Owner's review, comment and approval, a Correction Plan; provided, however, no Correction Plan shall ever result in a change to a Key Task in an Initial City Schedule or the Acceptance Date (as may be extended pursuant to this Contract) unless the Parties so agree in accordance with Article 28.3 (Amendments). In the event Owner does not approve the Correction Plan, Contractor shall, within five (5) Business Days after receipt of Owner's written comments, incorporate all of Owner's reasonable comments into the Correction Plan and resubmit the Correction Plan to Owner for review and approval. Owner shall promptly approve such Correction Plan provided Contractor has incorporated therein Owner's reasonable comments. Upon Owner's approval of the Correction Plan, the default shall be deemed cured upon Contractor's compliance with all the terms of such Correction Plan. With respect to the breach for which Owner approved a Correction Plan, Owner shall not deliver to Contractor a Notice of Default so long as Contractor performs in accordance with the terms of such Plan.

     (b) Unless Contractor has otherwise cured the breach in question, Owner may terminate this Contract to the extent permitted by paragraph (f) of Article 26.2 (Termination for Contractor Default) if Contractor (i) fails to submit a Correction Plan to Owner within the period provided in paragraph (a) above; or
(ii) fails to complete the Owner-approved Correction Plan within thirty (30) Calendar Days of Owner's approval of the Correction Plan or the period otherwise set forth in such Correction Plan.

     25.2 FAILURE TO ACHIEVE KEY TASK.

     (a) In the event Contractor fails to complete any Key Task in accordance with the schedule set forth in any Initial City Schedule, and Contractor reasonably determines it can recover from such failure within thirty (30) Calendar Days thereof so that every Key Task set forth in the Initial City Schedule to be completed after such thirty (30) Calendar-Day Period can be completed in accordance with the Initial City Schedule, Contractor need not submit a Correction Plan to Owner. In the event Contractor fails to complete any Key Task in accordance with the schedule set forth in any Initial City Schedule, and Contractor reasonably determines it cannot recover from such failure within thirty (30) Calendar Days thereof so that every Key Task set forth in the Initial City Schedule to be completed after such thirty (30) Calendar-Day Period can be completed in accordance with the Initial City Schedule, Contractor shall submit to Owner a Correction Plan, including a revised schedule reasonably demonstrating that it can achieve



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Acceptance of the affected City Network by the Acceptance Date. If Contractor submits a Correction Plan reasonably demonstrating that it can achieve Acceptance of the affected City Network by the Acceptance Date, Owner shall approve such Correction Plan in writing. Upon Owner's approval of the Correction Plan, the default shall be deemed cured upon Contractor's compliance with all the terms of the Correction Plan. With respect to the breach for which Owner approved a Correction Plan, Owner shall not deliver to Contractor a Notice of Default so long as Contractor performs in accordance with the terms of such Plan.

     (b) If, within thirty (30) Calendar Days of failing to achieve a Key Task in accordance with an Initial City Schedule, Contractor fails to either recover from its failure to achieve a Key Task so that every Key Task that is set forth in the Initial City Schedule to be completed after such thirty (30) Calendar-Day period can be completed in accordance with the Initial City Schedule, or Contractor fails to submit a Correction Plan reasonably demonstrating it can achieve Acceptance of the affected City Network in accordance with the Acceptance Date (as may be extended pursuant to this Contract), and Contractor fails to recover from either such failure within thirty (30) Calendar Days notice thereof, Owner may terminate the Contract to the extent permitted by paragraph (f) of Article 26.2 (Termination for Contractor Default).

     (c) If Contractor fails to perform the work set forth in the Owner-approved Correction Plan, in accordance with the revised schedule set forth therein, and Contractor fails to cure such failure within thirty (30) Calendar Days of notice thereof, Owner may terminate the Contract to the extent permitted by paragraph
(f) of Article 26.2 (Termination for Contractor Default).



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26. TERMINATION

     26.1 TERMINATION FOR OWNER'S CONVENIENCE.

     (a) Owner may, upon written notice to Contractor, at any time, terminate the Work, in whole or in part, in accordance with the terms set forth below, and Contractor shall immediately cease the Work in the manner and to the extent specified below, provided Owner is not in default under this Contract, and further provided Owner does not award to another Contractor all or a portion of the Work terminated under this Article 26.1 (Termination for Owner's Convenience) within one (1) year after such termination.

     (b) In the event of partial termination of the Work in accordance with this
Article 26.1 (Termination for Owner's Convenience), Owner's notice of termination will specify the portion of the Work terminated and the remaining provisions of this Article 26.1 (Termination for Owner's Convenience) shall apply to such terminated portion. All other portions of the Work shall continue unaffected.

     (c) Upon receipt of a notice of termination, as provided in paragraph (a) above, Contractor shall take the following actions:

               (1) stop Work under this Contract on the date and to the extent specified in the notice of termination, except those services that are reasonably necessary to be provided in connection with a termination of this Contract;

               (2) place no further orders or Subcontracts for materials, services, or facilities to the extent they relate to the performance of the Work terminated;

               (3) terminate Subcontracts to the extent they relate to the performance of the Work terminated;

               (4) settle all outstanding liabilities and all claims arising out of any termination of Subcontracts for materials, services, or facilities provided Owner pays amounts due under paragraph (d) below;

               (5) take such action as may be reasonably necessary, or as Owner may direct, for the protection and preservation of the property related to this Contract that is in the possession of Contractor or any Subcontractor and in which Owner has or may acquire an interest:

               (6)  complete wind-down activities in all Cities within thirty
                    (30) Calendar Days of the effective date of termination; and

               (7) complete all wind-down activities at Contractor's headquarters within sixty (60) Calendar Days after the effective date of termination.

     (d) In the event of termination under this Article 26.1 (Termination for Owner's Convenience), Contractor shall be entitled to payment of the following amounts: (i) (A) all



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unpaid amounts hereunder for Milestones completed in accordance with this
Contract through the effective date of termination, (B) all unpaid for Work-in-progress on any Milestone that has not been completed as of the effective date of termination, with the payment equal to a percentage of the applicable Milestone Payment that is equal to the percentage of Work, as determined by the Parties, actually completed on the applicable Milestone, and
(C) ten percent (10%) of those Milestones completed for the following
Disciplines: Program Management, Construction Management, RF Engineering, Zoning, and Architecture and Engineering; and (D) any and all reasonable wind-down expenses incurred by Contractor as a result of early termination, including costs associated with removing Contractor's employees from markets, including early lease (e.g., office space, housing, equipment, etc.) termination fees, other costs associated with terminating Subcontractor and other supplier agreements, the costs of transportation back to the employee's home location, employment related costs related to the termination of any employee specifically hired by Contractor to support the Project who is terminated by Contractor solely due to the termination of this Contract and Contractor's efforts in performing the foregoing wind-down activities, such efforts to be charged in accordance with the Default Pricing for Contractor services set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) and (iii) interest on any payment not made when required to be made hereunder. In no event shall the amounts payable pursuant to this Article 26.1 (Termination for Owner's Convenience) exceed the Contract Sum less amounts paid prior to termination.

     (e) Contractor shall submit an invoice to Owner for amounts due under this
Article 26.1 (Termination for Owner's Convenience) on a monthly basis, provided Contractor shall use best efforts to invoice for all amounts due under this
Article 26.1 within sixty (60) Calendar Days after the effective date of termination. No invoices shall be submitted later than one hundred eighty (180) Calendar Days after the effective date of termination. The amounts payable by Owner under this Article 26.1 (Termination for Owner's Convenience) shall be verified at Owner's request and expense by a nationally recognized firm of certified public accountants appointed by Owner and reasonably acceptable to Contractor. In the event Owner does not notify Contractor in writing that it disputes the amount specified in Contractor's invoice within thirty (30) Calendar Days after receipt thereof, Owner shall be deemed to have accepted such invoice. Contractor shall be entitled to payment by Owner of undisputed amounts in such invoice within fifteen (15) Business Days after Owner's receipt of the invoice. Disputed amounts shall be subject to Article 5.8 (Withholding of Payments). Payment of such amount by any Financing Entity on behalf of Owner shall relieve Owner from its obligation to make such payment.

     (f) Payment of the amount payable by Owner to Contractor pursuant to paragraph (d) above shall constitute a total discharge of Owner's liabilities to Contractor for termination pursuant to this Article 26.1 (Termination for Owner's Convenience).

     (g) Upon payment in full of all amounts outstanding under this Contract, Owner may require Contractor immediately to transfer to Owner in the manner and to the extent directed by Owner, title to and possession of any items comprising all or any part of the Work terminated (including all Work-in-progress, parts and materials, and all inventories, Subcontracts and associated warranties). Contractor shall, upon direction of Owner and at Owner's expense, use



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commercially reasonable efforts to protect and preserve property in the possession of Contractor or its Subcontractors in which Owner has an interest and shall facilitate access to and possession by Owner of items comprising all or part of the Work terminated, such expenses to be reimbursed at the Default Pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria). In the event Owner neither takes possession nor directs Contractor to protect and preserve the Work, Owner shall be responsible for costs reasonably incurred by Contractor in storing the Work. Upon Owner's request, Contractor shall make a reasonable, good-faith effort to sell such items and to remit any sales proceeds to Owner, less a deduction for costs of disposition reasonably incurred by Contractor for such efforts provided the selling price shall be subject to Owner's prior written approval.

     26.2 TERMINATION FOR CONTRACTOR'S DEFAULT.

     (a) Owner may terminate this Contract, subject to paragraph (f) below, upon service of written notice of default to Contractor at any time after the occurrence of any of the following:

               (1) failure to achieve Acceptance for all Cities on or before the Acceptance Date, as such date may be adjusted in accordance with the Contract; or

               (2)  as provided in Article 25 (Default and Correction Plan); or

               (3) except as otherwise provided in Article 25.2 (Failure to Achieve Key Task), Contractor commits a material breach of any of its duties or obligations hereunder and

                    (A) except as provided in (B) below, Contractor fails to cure such breach within thirty (30) Calendar Days of notice thereof; or

                    (B) with respect to a breach that cannot with due diligence be cured within thirty (30) Calendar Days notice thereof, Contractor fails to proceed promptly and diligently to correct the breach (in which case Contractor shall notify Owner, in writing, within ten
                         (10) Calendar Days of receipt of notice of breach describing in reasonable detail the reason such breach cannot be cured in such thirty (30) Calendar-Day period and setting forth a Correction Plan to cure such breach) or fails to cure the breach within sixty (60) Calendar Days of notice of breach or as otherwise agreed in such plan; or

                    (C) the breach is not subject to cure with due diligence within sixty (60) Calendar Days notice of the breach; or

               (4) Contractor commences a voluntary proceeding concerning itself under any applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors, or similar law ("Insolvency Law"); or any involuntary proceeding commences against Contractor under an Insolvency Law and the petition has not been dismissed within ninety
                    (90) Calendar Days after



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                    commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of the property of Contractor and such custodian or receiver has not been dismissed or discharged within sixty
                    (60) Calendar Days; or Contractor has taken action toward the winding-up, dissolution, or liquidation of Contractor or its business; or Contractor has been adjudicated insolvent or bankrupt or an order for relief or any other order approving a case or proceeding under any Insolvency Law has been entered; or Contractor has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due. Should Contractor become a debtor in any bankruptcy proceeding, Contractor shall move to assume or reject this Contract within forty-five (45) Calendar Days after the entry of any order for relief; or

               (5) Contractor has purported to assign or transfer this Contract in violation of the provisions of Article 28.1 (Assignment) and Contractor fails to cure such unauthorized purported assignment or transfer within thirty (30) Calendar Days after receiving written notice from Owner of the unauthorized purported assignment or transfer.

     (b) In the event Owner terminates this Contract pursuant to paragraph (a),
(i) Owner shall be entitled to have the Work completed by another party or parties and Contractor shall be liable to Owner for damages resulting from such termination, including any reasonable re-procurement costs and costs of "cover" incurred in connection therewith in excess of the Contract Sum, such damages to be actually incurred and invoiced to Contractor in reasonable detail, and for all liquidated damages then due pursuant to Article 7.2 (Liquidated Damages), the aggregate of all the foregoing damages not to exceed Twenty-Five Million Dollars ($25,000,000) and (ii) Owner shall be liable to Contractor for (A) unpaid amounts invoiced hereunder for Milestones completed in accordance with this Contract through the effective date of termination, (B) all unpaid for Work-in-progress on any Milestone that has not been completed as of the effective date of termination, with the payment equal to a percentage of the applicable Milestone Payment that is equal to that percentage of Work, as determined by the Parties, actually completed on the applicable Milestone, and
(C) interest on any payment not made when required to be made hereunder. Nothing contained in this Contract shall be construed so as to obligate Owner to exercise such right to terminate for Contractor's benefit.

     (c) Each Party shall submit an invoice to the other Party for amounts due under this Article 26.2 (Termination for Contractor's Default) within sixty (60) Calendar Days after the termination date, which invoice shall state the amounts due from such other Party. Each such invoice shall be deemed accepted by the Party receiving such invoice, unless written notice disputing such invoice is provided to the Party furnishing the invoice within fifteen (15) Business Days after receipt of such invoice. The amounts payable by a Party under this Article
26.2 (Termination for Contractor's Default) shall be verified at such Party's request and expense by a nationally recognized firm of certified public accountants appointed by such Party and reasonably acceptable to the other Party. Each Party's right to verification shall be without prejudice to the rights of either Party under Article 22 (Dispute Resolution). In the event a Party



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does not notify the other Party in writing that it disputes the amount specified in an invoice within fifteen (15) Business Days after receipt thereof, such Party shall be deemed to have accepted such invoice. Each Party shall be entitled to payment of all undisputed amounts within thirty (30) Business Days after the other Party's receipt of such invoice. Disputed amounts, including those disputed by Contractor, shall be deposited into an escrow account and paid therefrom in accordance with the provisions of Article 5.8 (Withholding of Payments). Each Party shall also be entitled to interest on such amounts for each day the payment is overdue until the day payment is made, such interest to be calculated in accordance with Article 28.11 (Calculation of Interest).

     (d) Owner may require Contractor to transfer to Owner in the manner and to the extent directed by Owner, title to and possession of any items comprising all or any part of the Work terminated (including all Work-in-progress, parts and materials, and all inventories, Subcontracts and warranties). Contractor shall, upon direction of Owner and at Owner's expense, protect and preserve property in the possession of Contractor or its Subcontractors in which Owner has an interest and shall facilitate access to and possession by Owner of items comprising all or part of the Work terminated, such expenses to be reimbursed at the Default Pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria). In the event Owner neither takes possession nor directs Contractor to protect the Work, Owner shall be responsible for costs reasonably incurred by Contractor in restoring the Work. Upon Owner's request, Contractor shall make a reasonable good-faith effort to sell such items and to remit any sales proceeds to Owner, less a deduction for costs of disposition reasonably incurred by Contractor for such efforts, provided the selling price shall be subject to Owner's prior written approval.

     (e) If, after termination of this Contract under the provisions of paragraph (a) above, it is determined by dispute resolution, pursuant to Article 22 (Dispute Resolution), or admitted in writing by Owner, that Contractor was not in default under the provisions of paragraph (a), or that any delay giving rise to the default was excusable under the provisions of Article 7.3 (Excusable Delay), such termination shall be considered a Termination for Convenience by Owner and the provisions of Article 26.1 (Termination for Owner's Convenience) shall apply.

     (f) Owner may terminate the Contract pursuant to paragraphs (a)(1), (a)(2), and (a)(3) of this Article 26.2 (Termination for Contractor's Default) only with respect to those Cities in which the default under such paragraphs pertain; provided, however, Owner may terminate the Contract in whole under any such paragraphs if it is entitled to terminate the Contract pursuant to such paragraphs in at least one Tier 1 City or five of the remaining Cities (Tier 2 and Tier 3 Cities).

     26.3 TERMINATION FOR OWNER'S DEFAULT.

     (a) Contractor may terminate this Contract, subject to paragraph (h) below, upon service of written notice of default to Owner at any time after the occurrence of any of the following events of default:



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               (1)  Owner fails to pay undisputed amounts due hereunder and fails to cure such nonpayment within thirty (30) Calendar Days of written notice thereof; or

               (2) Owner commences a voluntary proceeding concerning itself under any applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors, or similar law ("Insolvency Law"); or any involuntary proceeding commences against Owner under an Insolvency Law and the petition has not been dismissed within ninety (90) Calendar Days after commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of the property of Owner and such custodian or receiver has not been dismissed or discharged within sixty
                    (60) Calendar Days; or Owner has taken action toward the winding-up, dissolution, or liquidation of Owner or its business; or Owner has been adjudicated insolvent or bankrupt or an order for relief or any other order approving a case or proceeding under any Insolvency Law has been entered; or Owner has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due. Should Owner become a debtor in any bankruptcy proceeding, Owner shall move to assume or reject this Contract within forty-five (45) Calendar Days after the entry of any order for relief; or

               (3) Owner has purported to assign or transfer this Contract in violation of the provisions of Article 28.1 (Assignment) and Owner fails to cure such purported unauthorized assignment or transfer within thirty (30) Calendar Days after receiving written notice.

     (b) Upon the occurrence of an event of default under paragraph (a) above, Contractor shall take the following actions:

               (1) stop Work immediately under this Contract and all obligations of Contractor shall terminate hereunder, except those services that are reasonably necessary to be provided in connection with a termination of this Contract;

               (2) place no further orders or Subcontracts for materials, services, or facilities to the extent they relate to the performance of the Work;

               (3) terminate orders and Subcontracts to the extent they relate to the performance of the Work;

               (4) settle all outstanding liabilities and all claims arising out of such termination of orders and Subcontracts for materials, services, or facilities provided Owner pays amounts due under paragraph (c) below; and

               (5) take such action as may be reasonably necessary, for the protection and preservation of the property related to this Contract that is in the



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                    possession of Contractor or any Subcontractor and in which
                    Owner has or may acquire an interest.

     (c) In the event Contractor terminates this Contract as provided in paragraph (a) above, Contractor shall be entitled to payment of the amounts specified in paragraph (d) of Article 26.1 (Termination for Owner's Convenience) plus five percent (5%) of the difference between One Hundred Million Dollars ($100,000,000) and the sum of all Milestone Payments for Milestones paid or required to be paid hereunder plus amounts required to be paid hereunder in respect of Work-in-progress.

     (d) In the event Contractor terminates this Contract as provided in paragraph (a) above, the invoicing and payment provisions (including escrow for disputed amounts) of Article 26.1(e) shall apply.

     (e) Payment of the amount payable by Owner to Contractor pursuant to paragraph (c) above shall constitute a total discharge of Owner's liabilities to Contractor for termination pursuant to this Article 26.3 (Termination for Owner's Default).

     (f) Upon payment in full of all amounts outstanding under this Contract, Owner may require Contractor immediately to transfer to Owner in the manner and to the extent directed by Owner, title to and possession of any items comprising all or any part of the Work terminated (including all Work-in-progress, parts and materials, and all inventories, Subcontracts and warranties), and Contractor shall, upon direction of Owner, protect and preserve property at Owner's expense in the possession of Contractor or its Subcontractors in which Owner has an interest and shall facilitate access to and possession by Owner of items comprising all or part of the Work terminated. In the event Owner neither takes possession nor directs Contractor to protect the Work, Owner shall be responsible for costs reasonably incurred by Contractor in storing the Work. Upon Owner's request and at Owner's expense, Contractor shall make a reasonable, good-faith effort to sell such items and to remit any sales proceeds to Owner less a deduction for costs of disposition reasonably incurred by Contractor for such efforts.

     (g) Except as expressly stated in this Article 26.3 (Termination for Owner's Default), Contractor shall not have the right to terminate or suspend this Contract.

     (h) Contractor may terminate the Contract pursuant to paragraph (a)(1) only with respect to those Cities in which the default under such paragraph pertains; provided, however, Contractor may terminate the Contract in whole under paragraph (a)(1) if it is entitled to terminate the Contract pursuant thereto in at least one Tier 1 City or five of the remaining Cities (Tier 2 or Tier 3 Cities).

     26.4 TERMINATION/EXPIRATION ASSISTANCE.

     (a) Commencing upon notice of termination and continuing through the effective date of termination of this Contract, Contractor shall provide to Owner, or at Owner's request to Owner's designee, the reasonable termination/expiration assistance requested by Owner to allow



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                                                                    CONFIDENTIAL

the Work to continue without interruption or adverse effect and to facilitate the orderly transfer of the Work to Owner or its designee; provided, however, that Owner has paid all outstanding invoices. Such assistance shall include the following:

               (1) to the extent Contractor has not already done so pursuant to paragraph (d) of Article 10.1 (Warranties), Contractor shall assign, to the extent assignable, to Owner all Subcontractors', manufacturers' or other warranties on all materials or equipment furnished by Contractor; and

               (2) upon Owner's request, Contractor shall assign to Owner or its designee the Material Subcontracts, as well as any and all Subcontracts requested by Owner provided that such Subcontracts are assignable except in the case of termination pursuant to Article 26.1 (Termination for Owner's Convenience).

     (b) Owner shall pay Contractor for termination/expiration assistance in accordance with the pricing set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria), provided, however, that in the event Contractor terminates the Contract due to Owner's failure to pay undisputed amounts or failure to pay amounts into escrow to the extent required under this Contract, Contractor shall be entitled to payment in advance for termination/expiration assistance.



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27. MECHANICS' LIENS AND CLAIMS

     27.1 WAIVER OF LIENS.

     To the extent permitted by Law and conditioned upon Owner's payment in full for the Work being released, Contractor hereby expressly waives and releases and hereby agrees to cause all Subcontractors, suppliers, laborers or anyone else acting or claiming through it to waive and release their right to file or claim any lien against all or any part of the Work, or any fee, leasehold or other property interest upon which any portion of the Work is located. Contractor agrees to use commercially reasonable efforts to include this requirement in all Subcontracts and supply contracts and to execute any additional documents to evidence this waiver and release as may be required by Owner.

     27.2 DISCHARGE OF LIENS.

     If, at any time, any notices of lien are filed for services or labor performed by, or materials or equipment furnished or delivered to, Contractor for the Work, Contractor, within ten (10) Calendar Days after the date of the filing of such notice of lien shall discharge and remove such lien or claim of lien or post a bond reasonably satisfactory to Owner for such lien or claim of lien and shall indemnify, defend and hold harmless Owner for all Losses arising from such lien or claim of lien, together with interest on the same from the date any such cost was paid by Owner until reimbursed by Contractor at the rate of interest on such payment for each day the payment is overdue until the day payment is made, such interest to be calculated in accordance with Article 28.11 (Calculation of Interest), except if the lien is the result of Owner's nonpayment of an amount when due hereunder over which no good-faith Dispute exists between Owner and Contractor. The obligations of Contractor under this
Article 27.2 (Discharge of Liens) shall survive the expiration or termination of this Contract.

     27.3 SUBORDINATION OF LIENS.

     To the fullest extent permitted by Law and, with respect to Subcontractors, to the fullest extent permitted by the relevant Subcontracts, all Contractor's, laborer's, mechanic's, and materialmen's judgments and other similar liens that Contractor or its Subcontractors or any vendor or supplier may have or acquire hereunder as to the Work, or any fee, license, leasehold or other legal interest upon which any portion of the Work is located, shall be subordinate to any liens securing payment of sums now or hereafter borrowed by Owner for the Work and or the fee, license, leasehold or other legal interest therein. At the request of Owner, Contractor shall execute such additional documents as may be requested from time to time by Owner to give effect to the provisions hereof.



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                                                                    CONFIDENTIAL

28. GENERAL

     28.1 ASSIGNMENT.

     (a) Contractor shall not, without the prior written approval of Owner and except on such terms and conditions as shall be reasonably acceptable to Owner, assign, mortgage, charge, or encumber this Contract or any part thereof, any of its rights, duties, or obligations hereunder, or the Work to any person or entity, provided that: (i) nothing in this Article shall be construed as limiting Contractor's right to enter into Subcontracts in respect of the Work and (ii) Contractor shall have the right to assign or transfer this Contract or all of its rights, duties, or obligations hereunder to: (x) any Affiliate of Contractor, or (y) any corporation in connection with the sale, transfer or assignment of all or substantially all of Contractor's assets or capital stock, whether by way of merger, consolidation or otherwise, subject to the following conditions: (A) in the case of a transfer to an Affiliate, the net worth of such Affiliate is not less than the net worth of Contractor immediately prior to such transfer and, in the reasonable discretion of Owner, such Affiliate has the experience, resources, and personnel required to perform the Work in accordance with the Contract; (B) in the case of a transfer or assignment contemplated in clause (y), immediately after giving effect to such transaction or series of related transactions, the net worth of Contractor (or in the event Contractor is not the continuing person, the net worth of the person or entity formed by such consolidation or into which Contractor is merged or to which its properties are transferred substantially as an entirety) shall be no less than the net worth of Contractor immediately before such transaction or series of related transactions, and in the case of the sale of all or substantially all of the assets of Contractor, the assignee or transferee, in the reasonable discretion of Owner, has the experience, resources and personnel required to perform the Work in accordance with the Contract; and (C) the assignee, transferee or successor to Contractor has expressly assumed all the obligations of Contractor and all terms and conditions applicable to Contractor under this Contract pursuant to an assumption agreement (between Contractor and assignee or transferee) in form and substance reasonably satisfactory to Owner.

     (b) Owner shall not, without the prior written approval of Contractor, assign, transfer, mortgage, charge, or encumber this Contract, any part thereof, or any of Owner's rights, duties or obligations hereunder, provided that Contractor hereby agrees that Owner may make any assignment or transfer of this Contract to (i) any or all Financing Entities in connection with obtaining financing for the payment of Contractor's invoices and any and all other fees, charges or expenses payable under this Contract under any Financing Agreement,
(ii) as part of any collateral pool in favor of other senior lenders providing financing to Owner in connection with completion of the Terrestrial Repeater Network System facility and related equipment and (iii) any Affiliate of Owner provided that in the case of a transfer to an Affiliate, the Affiliate has sufficient financial resources to fulfill its obligations under this Contract. Owner hereby agrees that, prior to entering into any contract or agreement to sell or transfer this Contract, the acquirer shall agree to assume this Contract and all of Owner's rights, duties and obligations hereunder pursuant to an assumption agreement (between Owner and assignee or transferee) in form and substance reasonably satisfactory to Contractor.

     (c) The assigning Party shall reimburse the other Party for all reasonable expenses incurred by the other Party (and invoiced in reasonable detail) in obtaining advice from its



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                                                                    CONFIDENTIAL

external financial and legal advisors relating to the assigning Party's proposed assignment or transfer.

     (d) This Contract shall be binding on the Parties and their successors and permitted assigns. Except as otherwise expressly agreed in writing, assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.

     28.2 ENTIRE AGREEMENT.

     This Contract contains the entire agreement between the Parties regarding the Work hereunder and supersedes all communications, negotiations, and other agreements either written or oral, relating to the Work and made prior to EDC, unless the same are expressly incorporated by reference into this Contract. Without limiting the generality of the foregoing, this Contract supersedes the Interim Services Agreement, and the rights, liabilities and obligations of the Parties with respect to the work performed under such Interim Services Agreement shall be governed by this Contract and the invoices for charges under the Interim Services Agreement are null and void and work performed thereunder shall be invoiced in accordance with this Contract.

     28.3 AMENDMENTS.

     This Contract, including any and all its Attachments, Exhibits and Schedules, may not be modified except by written instrument of subsequent date signed by a duly authorized representative of Contractor and a Senior Vice President or higher of Owner.

     28.4 WAIVER OF BREACH OF CONTRACT.

     A waiver of any provision or any breach of a provision of this Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party, as applicable, and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach. No course of conduct by a Party shall constitute a waiver of any provision or any breach of a provision of this Contract unless a written waiver is executed in accordance with the provisions of this Article 28.4 (Waiver of Breach of Contract).

     28.5 REMEDIES CUMULATIVE.

     Subject to Article 24 (Limitations of Liability), all remedies provided for in this Contract shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity and/or otherwise.

     28.6 SEVERABILITY.

     In the event any one or more of the provisions of this Contract shall for any reason be held to be invalid or unenforceable, the remaining provisions of this Contract shall be unimpaired and the invalid or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provision.



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                                                                    CONFIDENTIAL

     28.7 APPLICABLE LAW.

     Except as provided in Article 22 (Dispute Resolution), this Contract and performance under it shall be governed by, construed and enforced in accordance with the Laws in force in the State of New York, without regard to conflict of laws provisions thereof

     28.8 NOTICES.

     (a) All notices, requests, demands, and determinations under this Contract, including any required under Article 28.1 (Assignment) (other than routine operational communications) shall be in writing and shall be deemed duly given
(i) if delivered by hand, when delivered, (ii) if delivered by express courier, two (2) Business Days after being given to an express courier with a reliable system for tracking delivery, or (iii) if delivered by facsimile, when sent by facsimile (confirmed by the specific individual to whom the facsimile is transmitted) with a copy sent by another means specified in this Article 28.8 (Notices), and addressed as follows:

If to Owner:      XM Satellite Radio Inc.
                  1250 23rd Street, NW
                  Suite 57
                  Washington, DC 20037
                  Tel. No.: 202-969-7100
                  Fax No.:  202-969-7050
                  Attention:  General Counsel

Copy to:          John R. Wormington
                  Senior Vice President, Engineering and Operations
                  Royce Kincaid
                  Vice President, Terrestrial Repeater Program

If to Contractor: LCC International, Inc.
                  7925 Jones Branch Drive
                  McLean, Virginia 22102
                  Tel. No.: 703-873-2910
                  Fax No.: 703-873-2900
                  Attention: Chief Executive Officer

Copy to:          General Counsel
                  Chief Operating Officer

     (b) A Party may from time to time change its address or designee for notification purposes by giving the other Party prior written notice of the new address or designee and the date upon which it will be effective.



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                                                                    CONFIDENTIAL

     28.9 RELATIONSHIP OF THE PARTIES.

     (a) Contractor, in performing the Work hereunder, is acting as an independent Contractor, and Contractor has the sole right and obligation to supervise, manage, contract, direct, procure, perform, or cause to be performed, all Work to be performed by Contractor under this Contract.

     (b) None of the provisions of this Contract or of any of its Attachments, Exhibits or Schedules shall be construed to mean that either Party is appointed or is in any way authorized to act as an agent of the other Party or that there exists a joint venture, partnership, agency or formal business organization of any kind between the Parties.

     28.10 MEDIA RELEASES.

     All media releases, public announcements, and public disclosures by either Party relating to this Contract or the subject matter of this Contract, including promotional or marketing material (both internal and external), but not including announcements intended solely for internal distribution or to meet legal or regulatory requirements beyond the reasonable control of the disclosing Party, shall be coordinated with and approved by the other Party prior to release.

     28.11 CALCULATION OF INTEREST.

     Except as otherwise specified in this Contract, any interest due to either Party under this Contract shall be calculated at an annual rate equal to ten percent (10%).

     28.12 SURVIVAL.

     Any provision of this Contract that contemplates performance or observance subsequent to any termination or expiration of this Contract shall survive any termination or expiration of this Contract and continue in full force and effect.

     28.13 NO THIRD-PARTY BENEFICIARIES.

     This Contract is entered into solely between, and may be enforced only by, Owner and Contractor and their permitted assigns, and this Contract shall not be deemed to create any rights in third parties, including suppliers and owners of a Party, or to create any obligations of a Party to any such third parties.

     28.14 CONSENTS AND APPROVALS.

     Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Contract, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Contract shall not relieve the other Party from responsibility for complying with the requirements of this Contract, nor shall it be construed as a waiver of any rights under this Contract, except as set forth in a writing (including e-mail).



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                                                                    CONFIDENTIAL

     28.15 LENDER REQUIREMENTS.

     (a) The Parties recognize Owner may obtain financing for the amounts due in respect of this Contract, the Project and related repeater hardware through external sources. Contractor shall provide to any Financing Entity any project information or certification that such Financing Entity reasonably requires (subject to confidentiality agreements governing such project information).

     (b) Contractor agrees to work cooperatively with Owner in connection with Owner's efforts to obtain financing for the Project and related repeater hardware.

     (c) Contractor agrees to execute such documents as may be reasonably required by any Financing Entity, including such invoice certifications, documents, instruments, contracts, agreements and amendments to this Contract that may be required in connection with Owner's assignment of this Contract to such Financing Entity under terms that are customary in the secured financing of projects of this nature, provided Contractor's rights and obligations with respect to the Contract Sum, time of performance, economic terms and/or other terms under this Contract are not adversely affected by any such amendment to this Contract or, in the event of such adverse effect, the Parties execute a Change Order resolving such adverse effect, provided, however, Contractor shall provide a performance and payment bond reasonably required by a Financing Entity at no cost to Owner.

     28.16 NO SOLICITATION.

     During the period of performance of the Work and for one (1) year following the date on which all City Networks shall have achieved Acceptance, neither Party shall, directly or indirectly, solicit for employment, employ or engage for consulting services any employee or consultant of the other Party, including any person who was employed or engaged by the other Party during the six-month period immediately preceding such hiring or solicitation.

     28.17 TIME OF THE ESSENCE.

     Time is of the essence in this Contract, including with respect to the resolution of any Disputes between the Parties under Article 26 (Termination).

     28.18 COVENANT OF GOOD FAITH.

     Each Party agrees that, in respective dealings with the other Party under or in connection with this Contract, it shall act in good faith.

     28.19 COUNTERPARTS.

     This Contract may be executed in two (2) or more counterparts, which taken together constitute one single contract between the Parties.



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                                                                    CONFIDENTIAL

     IN WITNESS WHEREOF, this Contract has been executed on behalf of Owner by persons authorized to act on Owner's behalf, and has also been executed on behalf of Contractor by persons authorized to act on Contractor's behalf.


LCC INTERNATIONAL, INC.                   XM SATELLITE RADIO INC.

By: __________________________________    By: _________________________________
             (Signature)                             (Signature)

Name: ________________________________    Name: _______________________________
               (Print)                                   (Print)
Title: _________________________________  Title:_______________________________

Date: _________________________________   Date: _______________________________



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                                                                    CONFIDENTIAL

                                  ATTACHMENT A

                               APPROVED AS OF EDC

                                  KEY PERSONNEL

POSITION                                            INDIVIDUAL

General Manager                                     [           ]

Director of RF Engineering Manager                  [             ]

Regional Managers

   1.  Eastern Region                               [               ]

   2.  Western Region                               [         ]



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                                                                    CONFIDENTIAL

                                  ATTACHMENT B

                   FORM OF CERTIFICATION ACCOMPANYING INVOICES

XM Satellite Radio Inc.
1250 23rd Street, N.W., Suite 57
Washington, D.C.  20037

ATTENTION:  Chief Financial Officer

      RE: Terms and Conditions of the Contract for Engineering and Construction of Terrestrial Repeater Network System dated as of August 18, 1999 between XM Satellite Radio Inc. ("Owner") and LCC International, Inc. ("Contractor") (as amended, supplemented or modified from time to time, the "XM Network Purchase Contract")

Ladies and Gentlemen:

This Certificate is delivered to you pursuant to Article 5 (Payment) of the Terms and Conditions of the XM Network Purchase Contract. Each capitalized term used herein and not otherwise defined shall have the meaning assigned thereto in the Terms and Conditions of the XM Network Purchase Contract.

We hereby certify, after due inquiry, that, as of the date hereof:

     1. To the extent payment to us has been or will be made as specified in this and the immediately preceding Contractor Certificates, there are and will be no mechanics' or materialmen's liens except Permitted Liens on the Work.

     2. a. The amount contained in the invoice delivered to you concurrently herewith in accordance with the terms of Article 5 (Payment) of the Terms and Conditions of the XM Network Purchase Contract represents monies owed to us in respect of the Milestones set forth in such invoice.

     b. The amount referred to in paragraph (a) above was computed in accordance with the terms of the XM Network Purchase Contract.

     c. The Milestones for which payment is requested in such invoice have been completed in accordance with the XM Network Purchase Contract.

Very truly yours,
LCC INTERNATIONAL, INC.

By:    __________________________
Title: __________________________



                                       B-1
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                                                                    CONFIDENTIAL

                                  ATTACHMENT C

             TERMS AND CONDITIONS FOR LICENSE GRANT IN ARTICLE 17(c)

The license granted in Article 17(c) of the Contract is subject to the following terms and conditions:

1.   DEFINITIONS.

     As used herein, the term "WINDS Software" shall mean the following:
Contractor's proprietary WINDS Software in machine-readable, object code form only and the user manuals related thereto.

2.   LICENSE TERMS AND RESTRICTIONS.

     Owner agrees to the following terms and restriction on its use of the WINDS
     Software:

     2.1 The WINDS Software shall be used: (i) solely at the Owner's facility in connection with the Project, and (ii) on no more than one computer by one user at a time. Owner agrees to operate the software only as prescribed in the user manuals.

     2.2 In no event shall Owner delete, remove, erase, obliterate or otherwise deface any form of marking appearing on or contained in the WINDS Software or any part thereof which is a notice relating to either ownership of the WINDS Software or to the intellectual property rights of Contractor subsisting in or relating to the WINDS Software.

     2.3 Owner agrees that it shall not: (i) reverse engineer, disassemble, decompile, interrogate or decode the WINDS Software or any data files created by or associated with the WINDS Software; (ii) derive source code, methodologies or proprietary algorithms from the WINDS Software;
          (iii) copy or modify the WINDS Software or otherwise create any derivative work from the WINDS Software; (iv) assert the invalidity or contest the ownership by Contractor of the WINDS Software, either as a complete or partial defense to any claim made by Contractor or any third party, or (v) take any action which may prejudice the validity of Contractor's rights, title and interest in and to the WINDS Software.

     2.4 Owner agrees and acknowledges that: (i) the WINDS Software is an unpublished, licensed work and contains trade secrets of Contractor;
          (ii) Contractor derives independent economic benefits from its ownership and use of the WINDS Software; (iii) Contractor maintains the WINDS Software in confidence and uses reasonable precautions to protect the WINDS Software from unauthorized disclosure and/or use, and (iv) all property in the WINDS Software and the media upon which it is embodied and all intellectual property rights (including copyrights) subsisting in or relating to the WINDS Software are the exclusive property of Contractor and Owner's right to use the WINDS Software is limited to and arises only out of the licenses granted pursuant to this license and is subject to the superior rights of Contractor.

                                                                    CONFIDENTIAL

     2.5 Owner agrees that it shall not, at any time during or after the term of this license, sell, assign, lease, sublease, license, sublicense or otherwise transfer the WINDS Software.

     2.6 Owner agrees that it shall not reexport, directly or indirectly, all or any portion of the WINDS Software or any other technical data that it may receive hereunder.

3.   PROPRIETARY RIGHTS/WORKS.

     3.1 Proprietary Rights. The license granted pursuant to Section 18(g) of the Contract does not constitute a transfer or sale of Contractor's ownership rights in or to the WINDS Software. All right, title and interest in and to the WINDS Software (including any copies or subsequent versions thereof) shall remain the exclusive property of Contractor, subject to the rights expressly granted to Owner hereunder. Except as specifically set forth herein, Contractor shall be the sole owner of any and all inventions, discoveries, improvements, updates and enhancements relating to the WINDS Software (whether in written or unwritten form) which are made, developed, conceived of or reduced to practice by Contractor. Contractor shall retain the exclusive right to reproduce, publish, patent, copyright, sell, license and otherwise make use of: (i) the WINDS Software; and
          (ii) any and all inventions, discoveries, improvements, updates and enhancements relating to the WINDS Software which are made, developed, conceived of or first reduced to practice by Contractor. Nothing herein shall be construed as conveying to Owner any right or interest in or to any of Contractor's trademarks.

     3.2 Assistance. Owner agrees to notify Contractor immediately of any infringement, unauthorized possession or misuse of the WINDS Software. Contractor, in the exercise of its sole discretion and at its expense, may institute lawsuits or other actions to prevent or terminate any such infringement, unauthorized possession or misuse. Upon Contractor's request and at Contractor's expense, Owner shall render all reasonable assistance in the prosecution and/or settlement of any such lawsuit or action. Any recovery in any such lawsuit or other action shall belong solely to Contractor.

4.   WARRANTY DISCLAIMER.

     THE WINDS SOFTWARE ARE PROVIDED "AS IS" WITH NO WARRANTY OF ANY KIND. CONTRACTOR EXPRESSLY DISCLAIMS, ALL WARRANTIES AND/OR CONDITIONS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY, ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ANY IMPLIED WARRANTY OF NON-INFRINGEMENT AND ANY IMPLIED WARRANTY ARISING OUT OF THE COURSE OF DEALING, CUSTOM OR USAGE OF TRADE.

5.   LIMITATION OF LIABILITY.

     IN NO EVENT WILL CONTRACTOR BE LIABLE TO OWNER OR ANY OTHER PERSON FOR LOSS OF PROFITS, BUSINESS, USE OR DATA OR SPECIAL, EXEMPLARY, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND OR FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, THE

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                                                                    CONFIDENTIAL

BREACH OF THESE TERMS AND CONDITIONS OR ANY TERMINATION OF THIS LICENSE, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHERWISE, EVEN IF CONTRACTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE ESSENTIAL PURPOSE OF THIS PROVISION IS TO LIMIT THE POTENTIAL LIABILITY OF CONTRACTOR ARISING OUT OF THIS LICENSE. IN NO EVENT SHALL CONTRACTOR'S LIABILITY TO OWNER HEREUNDER EXCEED, IN THE AGGREGATE, ONE HUNDRED DOLLARS ($100.00).

6.   INDEMNIFICATION.

     Owner hereby agrees to indemnify Contractor and to hold Contractor harmless from and against any and all liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by Contractor as a result of any modification to the WINDS Software made by Owner or any unauthorized use of the WINDS Software by Owner.

7.   NON-DISCLOSURE.

     The Winds Software is Contractor's "Confidential Information" and shall be treated as such in accordance with the Contract.

8.   TERM AND TERMINATION.

     8.1 Term. This license shall commence on the EDC and shall continue in full force and effect unless sooner terminated as provided herein.

     8.2 Right to Termination. This license may be terminated:

          8.2.1 By Owner or Contractor, immediately upon written notice of termination, in the event of a material breach of this license by the other party, if such breach continues uncured for a period of thirty (30) days after written notice of such breach; or

          8.2.2 By an executed written agreement between Owner and Contractor.

     8.3 Return of WINDS Software. Immediately following any termination or expiration of this license, Owner shall: (i) return the WINDS Software and all materials relating thereto (including all copies thereof) and (ii) certify in writing to Contractor that all such data, materials and copies have been returned to Contractor.

     8.4 Survival. The following sections of this license shall survive expiration or termination of this license: 2.5, 2.6, 3.1, 4, 5, 6, 7 and 8.

                                                                    CONFIDENTIAL

                                    CONTRACT
                                       FOR
                          ENGINEERING AND CONSTRUCTION
                                       OF
                       TERRESTRIAL REPEATER NETWORK SYSTEM


                                 BY AND BETWEEN


                             XM SATELLITE RADIO INC.


                                       AND


                             LCC INTERNATIONAL, INC.


                 EXHIBIT A - NETWORK DESIGN CRITERIA AND PROCESS

                             CONFIDENTIALITY NOTICE

This attached Exhibit A - City Network Design Process - and the information contained herein is confidential to the Parties and shall not be published or disclosed to any third party without the express written consent of a duly authorized representative of each Party.

                                                                    CONFIDENTIAL

                                    CONTRACT
                                       FOR
                          ENGINEERING AND CONSTRUCTION
                                       OF
                       TERRESTRIAL REPEATER NETWORK SYSTEM

                 EXHIBIT A - NETWORK DESIGN CRITERIA AND PROCESS

A.   OVERVIEW AND DEFINITIONS

     It is understood by the Parties that the objective of the network design process is to design the Terrestrial Repeater Network System to supplement the coverage of Owner's satellites such that the combination of satellite and terrestrial signal sources provides, for each City, acceptable signal levels over the Defined Coverage Area (as defined in Section 3.2 of Exhibit B) of such City at the lowest practical coverage-to-cost ratio within the schedule provided for the Work. During the network design process, the Preliminary City Network Design, Revised City Network Design and the Build-To City Network Design (as such terms are defined in Exhibit B (SOW)) shall be subject to Owner's review and approval.

     1. DEFINED COVERAGE AREA.

     The Defined Coverage Area for each City is as set forth in Section 3.2 of Exhibit B (SOW).

     2. DESIGN CRITERIA.

     Contractor will design the Terrestrial Repeater Network System with the objective of achieving the Repeater Test Criteria set forth in Exhibit E
(Network Testing and Repeater Acceptance Criteria), provided that the [   ]
Signal Reliability set forth therein shall be [   ] for purposes of the design
process (the "Design Criteria").

     3. EXCEPTION REPORTS.

     In the event Contractor encounters a situation in which a significant site cost or other problem becomes apparent, Contractor shall prepare an exception report detailing the problem and shall set forth such exception report in the Weekly Status Report required by Exhibit B (SOW).

B.   CITY NETWORK DESIGN PROCESS

     Contractor shall design the City Network for each City in accordance with the "Measurement Based RF Design Procedures" to be developed by Contractor substantially in conformance to Attachment 1 hereto. Contractor shall submit a revision of Attachment 1 hereto to Owner for Owner's review and approval by EDC plus thirty (30) Calendar Days. Contractor shall incorporate Owner's reasonable comments. The Owner-approved version of Attachment 1

                                                                    CONFIDENTIAL

shall be incorporated into an Amendment to the Contract in accordance with
Article 28.3 of the Terms and Conditions of the Contract.

                                                                    CONFIDENTIAL

                                  ATTACHMENT 1

                     MEASUREMENT BASED RF DESIGN PROCEDURES

                                                                    CONFIDENTIAL

                                  ATTACHMENT 1

               MEASUREMENT BASED RF DESIGN PROCESS AND PROCEDURES

                                                                    CONFIDENTIAL

                                TABLE OF CONTENTS

1.0  INTRODUCTION...........................................................................3

    1.1. COVERAGE RELIABILITY SPECIFICATION.................................................3

    1.1.a     PRIMARY TRAFFIC ROUTES IN THE CENTRAL BUSINESS DISTRICT (CBD).................3

    1.1.b     PRIMARY TRAFFIC ROUTES OUTSIDE THE CENTRAL BUSINESS DISTRICT..................3

    1.1.c     SECONDARY TRAFFIC ROUTES ANYWHERE IN THE MARKET...............................3

    1.2.   DESIGN PHILOSOPHY................................................................4

2.0  DESIGN PROCESS.........................................................................4

    2.1. PRELIMINARY COVERAGE DESIGN PROCESS................................................4

    2.2. REVISED COVERAGE DESIGN (IN MARKET)................................................5

    2.3. TRANSMIT TO RECEIVE ISOLATION......................................................5

    2.4. SIMULCAST ANALYSIS AND TEST........................................................6

    2.5. RF EXPOSURE COMPLIANCE PLAN........................................................7

3.  APPENDIX A -ANET COVERAGE ANALYSIS TOOL.................................................9

4.  APPENDIX B -MEASUREMENT BASED PROCESS..................................................11

5.  APPENDIX C- TRANSMIT-TO-RECEIVE ISOLATION ANALYSIS AND TEST............................25

6.  APPENDIX D - SIMULCAST DESIGN AND TEST.................................................30


7.  APPENDIX E - RF EXPOSURE ANALYSIS AND TEST ............................................34



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
                                                                    CONFIDENTIAL

1.0  INTRODUCTION

Under a license granted by the Federal Communications Commission, XM Satellite Radio (XMSR) will launch two geo-synchronous satellites for the purpose of delivering Digital Audio Broadcast Service (DARS) to all areas within the Continental USA. To overcome signal blockage from terrain, foliage and man-made structures, a network of terrestrial repeaters will be designed and built in a total of 70 markets throughout the USA. The turnkey contractor for the 70 repeater networks will be LCC International (LCCI).

Because the DARS service will be a subscription service competing with commercial AM and FM broadcasters in each market, the coverage reliability provided by the combined satellite coverage and repeater coverage must be extraordinarily high. To this end, XMSR has defined a coverage reliability
design goal of [   ] on primary and secondary traffic routes within each of the
70 markets. Due to the fact that repeater networks will be designed and constructed prior to launch and activation of the satellites, a somewhat lower initial coverage reliability guarantee is specified in the turnkey services contract between XMSR and LCCI. This document describes the design and test processes by which LCCI will meet the contractual coverage reliability
guarantee--and approach the [   ] coverage reliability goal to the maximum
practical extent.

1.1 COVERAGE RELIABILITY SPECIFICATION

The coverage reliability for certain areas and highways within the markets is specified in Exhibit E of the Contract. These requirements are summarized below.

a) PRIMARY TRAFFIC ROUTES IN THE CENTRAL BUSINESS DISTRICT (CBD):

Coverage reliability of [   ] over any single primary route, and no signal
outage greater than [   ] on any single primary route.

b) PRIMARY TRAFFIC ROUTES OUTSIDE THE CENTRAL BUSINESS DISTRICT:

Coverage reliability of [   ] over any single primary route, and no signal
outage greater than [   ] on any primary route.

c) SECONDARY TRAFFIC ROUTES ANYWHERE IN THE MARKET:

Coverage reliability of [   ] over the aggregate of all secondary routes, and no
signal outage greater than [    ] on any secondary route.



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1.2 DESIGN PHILOSOPHY

Due to the high coverage reliability goal, RF design based on modeling tools alone will not provide the degree of confidence required to meet the coverage goals. Therefore, a [

                          ] is required to fully characterize the design and
assure that the coverage requirements are met.

The measurement process requires the installation of a [
                                  ] on each potential repeater site and the use
of a [                                                ] to collect and store
signal strength data on traffic routes around that site. The signal strength data will be processed and analyzed to determine the coverage that will be provided by that site. The site-by-site coverage so determined will indicate the degree of coverage required from adjacent sites (should the site be a part of a cluster of sites). This is the measurements based design process that is described herein.

2.0 DESIGN PROCESS

The design process is defined in two stages, Preliminary Coverage Design and Revised Coverage Design. Included in the design process are non-coverage items such as [
                                                    ]

2.1 PRELIMINARY COVERAGE DESIGN PROCESS

The preliminary design process involves certain definitions, analyses and approvals. The final result of the preliminary design process is the basis of the field design activity that becomes the revised design.

The preliminary design analysis is done utilizing the [
     ] The [                       ] when optimized through a measurement
integration process, provides a means to estimate coverage from candidate sites, to obtain a site count estimate and to select anchor sites for the commencement
of the revised design activity. The [    ] coverage analysis process is
described in Appendix A.

The following steps define the preliminary design process (responsible party shown in parentheses):

     -    [
                                        ]



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     -    [
                                                          ]

     -    [                                                         ]

     -    [
                                                 ]

     -    [
                                                 ]

     -    [
                      ]

2.2 REVISED COVERAGE DESIGN (IN MARKET)

The Revised Design begins with the [                     ] that are issued at
the end of the preliminary design process. Although [    ] will be used
extensively to predict coverage from candidate sites, the actual basis of the revised design will be a measurements process. This basis of the measurement process is described in Appendix B.

The following steps define the Revised Design process:

     -    [
                                                    ]

     -    [

                                                                        ]

     -    [



                                 ]

     -    [

                                 ]

     -    [
                                     ]



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2.3 TRANSMIT TO RECEIVE ISOLATION

One of the technical considerations of site design is the potential for transmit to receive interference due to the proximity of the transmit frequency to the receive frequency. Although the transmitter will have [
                              ] analysis and testing performed by LCC indicates
that certain site configurations could result in insufficient isolation margin. Details of the isolation parameters and the Isolation Calculator Tool are provided in Appendix C.

The following steps define the Isolation Analysis and Test Process:

     -    [



     -



     -



     -



     -



     -


                              ]

2.4 SIMULCAST ANALYSIS AND TEST

Under certain conditions, self-interference can result from a so-called "simulcast condition". A harmful simulcast condition exists when the signal
level from two repeaters are within [    ] of each other and when the time delay
between the two repeaters exceeds [               ]. Prevention of harmful
simulcast conditions is a goal of the design process, and the detection of potential harmful simulcast conditions is a goal



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of the test process. The simulcast design and testing process are described in
Appendix D.

The following steps define the Simulcast Design Validation process:

     -    [





     -




     -






     -






     -


                                      ]

2.5 RF EXPOSURE COMPLIANCE PLAN

In August 1996, the Federal Communications Commission (FCC) revised the telecommunications act for human exposures to Radio Frequency Radiation (RFR) from the transmitters on wireless communication sites. The FCC adopted as their standard a combination of the ANSI/IEEE C95.1-1992 and NCRP 1986 standards which is both preventative and precautionary in nature and applies to both "Controlled/Occupational" and "Uncontrolled/General Population" exposures of individuals - as defined in the FCC's OET Bulletin No. 65.

An RF Safety Plan has been submitted under Item RC-2 of the Contract--an abstract of which is attached hereto as Appendix E. This safety plan fully explains the regulatory background and the type and extent of RF exposure analysis and testing.



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The basic steps required to assure compliance with the RF exposure requirements are summarized below. A more detailed description of the RF exposure compliance plan is provided in Appendix E.

     -    [


     -


     -


     -


     -
                                                                           ]

               Appendix A - ANET Coverage Analysis Tool

               Appendix B - Measurement Based Process

               Appendix C - Transmit-to-Receive Isolation Analysis and Test

               Appendix D - Simulcast Design and Test

               Appendix E - RF Exposure Analysis and Test



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                    APPENDIX A - ANET COVERAGE ANALYSIS TOOL

     1.0 INTRODUCTION

The revised design process, as well as the preliminary design process, requires the use of a sophisticated coverage prediction tool. The ANET coverage tool that
will be used by LCC is a [                       ] that meets the technical
needs of the XMSR Project and is [
           ]

     [
































                                                                               ]



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[

























                                                    ]



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                     APPENDIX B - MEASUREMENT BASED PROCESS

     1.0 INTRODUCTION

As stated earlier in the document, the primary methodology for the "Revised Design" stage of the project is a measurements-based process requiring collection of signal strength data from virtually every site in each city network. This section of the measurements-based design process document describes the [
                                ] and interpretation of the results. In
addition, the definition of the [
 ] is discussed.

The purpose of the [

     -




     -

     -

     -

     -











                                               ]



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     [

























                                                   ]



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[




































                                   ]



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                     [

                                                   ]



                                       14

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[











































        ]



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[

                                                   ]



                                       16

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     [
























































                ]



                                       17

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[











































                                                  ]



                                       18

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[





































           ]



                                       19

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[
























                                          ]



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[






















































                                                                               ]




                                       21

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        [









                                                     ]



                                       22

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[






































                                                                    ]



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4.3 REPORTS

The engineering team generates [                                        ]
reports during the design process. In addition, certain reports are generated for submission to XMSR at specific points in the design process.

[















                        ]



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          APPENDIX C - TRANSMIT-TO-RECEIVE ISOLATION ANALYSIS AND TEST

1.0 INTRODUCTION

The close proximity of XM Satellite Repeater transmit and receive frequencies necessitates especially careful and well-defined procedures for site design. XM Satellite Radio has provided a [

                                                                      ] The
following procedure was developed utilizing this information supplemented by analyses.

2.0 SUMMARY OF THE ISOLATION PROCESS

[






















                                                                      ]



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                 [





                                                 ]

                                       26

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The Isolation Calculator is an analysis tool in [











































                                                      ]



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[                                                               ]



                                       28

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          [












                                                                ]


4.0 ISOLATION DESIGN PROCESS
The process of isolation must [














                              ]



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                   [








                                                                         ]

FINAL ISOLATION DOCUMENTS

The at the time of [                                               ] isolation
related documents will be placed in the site document binder and updated in the event of site design changes. If an isolation test is required per the criteria in section 4.0 ISOLATION DESIGN PROCESS, the results of the test will be included. The test results will contain the minimum of the information shown in TABLE 2 below. The Isolation Calculator [
                                 ]

                      [




























                                                                               ]




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                     APPENDIX D - SIMULCAST DESIGN AND TEST

1.0 INTRODUCTION
This document outlines the treatment of intersymbol interference in the design of XM Satellite Radio Repeater networks. The network design must take into account all network factors that affect received power levels and the relative timing of signals to all points of coverage. Consideration of Intersymbol Interference begins with early stages of network planning by applying certain rules of avoidance. As the design progresses, [

































                                               ]



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          [


















































                   ]


                                       32

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     -    [























































                                               ]



                                       33

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          [
















































                                     ]



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[














                                                           ]

4.0 FINAL DOCUMENTATION
The [                   ] will be updated and presented to XM Satellite Radio
when the [              ] is completed and has met the necessary performance
criteria. [                                                 ] if necessary so
their results reflect performance using the [                            ]



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                   APPENDIX E - RF EXPOSURE ANALYSIS AND TEST

RF SAFETY PROGRAM
The RF Safety Program comprises system level criteria as well as an individual Site RF Safety Plan.

RF EXPOSURE SYSTEM LEVEL COMPLIANCE PLAN

The RF Exposure System Level Compliance Plan defines (a) the criteria for RF Exposure regulatory compliance, (b) the pre-design guidelines, (c) the process flow for regulatory management, and (d) the process for information dissemination and training.

ESTABLISH CRITERIA FOR COMPLIANCE:

The criteria for RF Exposure Regulatory Compliance include definition of Controlled vs. Uncontrolled Area including their exposure limits, and definition of Near vs. Far field.

Controlled vs. Uncontrolled Area

In August 1996, the Federal Communications Commission (FCC) revised the telecommunications act for human exposures to Radio Frequency Radiation (RFR) from the transmitters on wireless communication sites. The FCC adopted as their standard a combination of the ANSI/IEEE C95.1-1992 and NCRP 1986 standards which is both preventative and precautionary in nature and applies to both "Controlled/Occupational" and "Uncontrolled/General Population" exposures of individuals - as defined in the FCC's OET Bulletin No. 65.

Occupational/controlled exposure limits apply to situations in which persons are exposed as a consequence of their employment and in which those persons who are exposed have been made fully aware of the potential for exposure and can exercise control over their exposure. Example, a technician performing maintenance at a site.

General population/uncontrolled exposure limits apply to situations in which the general public may be exposed or in which persons who are exposed as a consequence of their employment may not be made fully aware of the potential for exposure or cannot exercise control over their exposure. For example, people in a residential area being exposed by a telecommunications site.

[



       ]



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[









































                                                                              ]



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           [

                                               ]



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             [





































                                                                               ]




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[









































                                                                              ]



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[















































                                                     ]



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     [














































                                     ]



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[













































                                                              ]




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     [














































                                                        ]



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     [



































                                                 ]



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                                    CONTRACT

                                       FOR

                          ENGINEERING AND CONSTRUCTION

                                       OF

                       TERRESTRIAL REPEATER NETWORK SYSTEM

                                 BY AND BETWEEN

                             XM SATELLITE RADIO INC.

                                       AND

                             LCC INTERNATIONAL, INC.

                       EXHIBIT B - STATEMENT OF WORK (SOW)

                             CONFIDENTIALITY NOTICE

This attached Exhibit B - Statement of Work (SOW) - and the information contained herein is confidential to the Parties and shall not be published or disclosed to any third party without the express written consent of a duly authorized representative of each party.

                                                                  CONFIDENTIAL



                                    CONTRACT

                                       FOR

                          ENGINEERING AND CONSTRUCTION

                                       OF

                       TERRESTRIAL REPEATER NETWORK SYSTEM

                       EXHIBIT B - STATEMENT OF WORK (SOW)

                                TABLE OF CONTENTS

1.  GENERAL.............................................................................1

    1.1      The Work...................................................................1


    1.2      Owner Responsibilities.....................................................1


2.  PROGRAM MANAGEMENT..................................................................1

    2.1      General....................................................................1


    2.2      Project Plan...............................................................1


    2.3      Project Scheduling.........................................................2


    2.4      City Budget................................................................2


    2.5      Quality Control and Safety Plan............................................3


    2.6      Project Reports............................................................3


    2.7      Electronic Maintenance of and Access to Project Management Information.....4


    2.8      Site Packages..............................................................4


3.  RF ENGINEERING......................................................................4

    3.1      General....................................................................4


    3.2      Defined Coverage Area......................................................5


    3.3      Preliminary City Network Design............................................5


    3.4      Revised City Network Design................................................6


    3.5      Build-To City Network Design...............................................7


    3.6      City Network Testing.......................................................7

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
    3.7      Final System Configuration.................................................7


4.  SITE ACQUISITION SERVICES...........................................................8

    4.1      Identification and Ranking of Candidate Sites..............................8


    4.2      Site Lease Agreements......................................................9


5.  ARCHITECTURE AND ENGINEERING (A&E).................................................10

6.  ZONING.............................................................................12

    6.1      Zoning Permits and Approvals..............................................12


    6.2      Zoning Analysis...........................................................13


7.  SITE CONSTRUCTION..................................................................13

    7.1      General...................................................................13


    7.2      Construction Management...................................................13


    7.3      Building Permit...........................................................14


    7.4      Procurement of Materials and Inventory Management.........................14


    7.5      Preliminary Site Test.....................................................14


    7.6      Installation of Terrestrial Repeater Units and Completion of Construction.14


8.  INTERIM MAINTENANCE................................................................15

9.  ANTENNA POINTING...................................................................15

10. SATELLITE RECEIVE ANTENNAS AND REPEATER TRANSMIT ANTENNAS..........................15

11. REGULATORY APPROVALS...............................................................16

    11.1     Federal...................................................................16


    11.2     State.....................................................................17


12. NETWORK MANAGEMENT TESTING.........................................................18

    12.1     Guidelines and Assumptions................................................18


    12.2     Test Report...............................................................19


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
13. SYSTEM ENGINEERING SERVICES........................................................19

    13.1     Isolation Testing.........................................................19


    13.2     RF Engineering Test Plan and Test Procedures..............................19


    13.3     Refine Contractor's Design Tool...........................................20


    13.4     CD Radio vs. XM Radio Satellite Performance - Boston......................20


    13.5     Design Preparation and System Specifications Definition...................20


14. DEFINITIONS........................................................................21


LIST OF ATTACHMENTS TO EXHIBIT B

   -----------------------------------------------------------------------------
           ATTACHMENT                               DESCRIPTION
   -----------------------------------------------------------------------------
   1                        List of Cities
   -----------------------------------------------------------------------------
   2                        Owner Responsibilities Schedule
   -----------------------------------------------------------------------------
   3                        Master Schedule
   -----------------------------------------------------------------------------
   4                        Key Tasks
   -----------------------------------------------------------------------------
   5                        Standard Sites
   -----------------------------------------------------------------------------
   6                        Form of Weekly Status Report
   -----------------------------------------------------------------------------
   7                        Form of Monthly Status Report
   -----------------------------------------------------------------------------
   8                        Form of Quarterly Status Report (Manpower Chart)
   -----------------------------------------------------------------------------
   9                        Form of Primary Candidate Site Package
   -----------------------------------------------------------------------------
   10                       Form of Lease Abstract
   -----------------------------------------------------------------------------
   11                       Contents of Zoning Analysis
   -----------------------------------------------------------------------------
   12                       Preliminary Site Test
   -----------------------------------------------------------------------------
   13                       Terrestrial Repeater Unit Acceptance Test
   -----------------------------------------------------------------------------
   14                       Isolation Specifications
   -----------------------------------------------------------------------------

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1.        GENERAL

          1.1 THE WORK.

          The Work includes all services, material and equipment required to perform the Program Management, RF Engineering, Site Acquisition Services, A&E, Zoning, Site Construction, Interim Maintenance, Antenna services, Regulatory Compliance, Network Management Testing and System Engineering described in Articles 1 through 13 below (each hereinafter sometimes referred to as a "Discipline") as well as all other services and equipment required to produce for each City identified on Attachment 1 attached hereto a complete and functioning City Network in accordance with the Design Criteria to meet the Repeater Acceptance Test Criteria. The Work further includes: (i) Contractor's performance of the activities set forth in Exhibit E (Network Testing and Acceptance Criteria) of the Contract; and (ii) Contractor's delivery to Owner of all Data and Documentation described in Exhibit D (Data and Documentation) of the Contract.

          1.2 OWNER RESPONSIBILITIES.

          Owner understands that Contractor's timely performance of the Work is dependent on the timely and effective completion of Owner's obligations and timely decisions and approvals by Owner. A list of Owner's obligations and required decisions and approvals is set forth in the Owner's Responsibilities list attached hereto as Attachment 2.

2.        PROGRAM MANAGEMENT

          2.1 GENERAL.

          Contractor shall provide for each City all program management services, including scheduling, budgeting, management and oversight services described herein, necessary for the complete development, RF engineering, design, construction and testing of each City Network in accordance with the Design Criteria to meet the Repeater Acceptance Test Criteria. The deliverables for Program Management shall be as set forth in the remainder of this Section 2.

          2.2 PROJECT PLAN.

              (a) By letter dated April 30, 1999, Contractor provided to Owner the Project Plan setting forth: (i) all key activities and tasks, by Discipline and by City, to be performed by Contractor for the orderly and proper performance of the Work and (ii) significant assumptions regarding third-party and governmental response times.

              (b) The Parties understand and agree that the Project Plan has been developed for planning purposes only, based on all information available to the date hereof, and subject to the assumptions described therein and normal project assumptions.



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          2.3 PROJECT SCHEDULING.

          (a) Contractor shall develop a detailed "Initial City Schedule" for each City in the form provided by Contractor to Owner by letter dated April 30, 1999, which shall, at a minimum: (i) specify all major tasks required to complete the Work for such City, organized by Discipline, including the projected start and stop dates of such tasks; (ii) identify all Milestones related to such City set forth in Attachment 1.1 of Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria) of the Contract and the projected date of achieving such Milestones, (iii) identify all Key Tasks as set forth in Attachment 4 to this Exhibit B; and (iv) identify assumptions regarding completion in accordance with the schedule, including the performance of Owner's Responsibilities as set forth in Attachment 2 hereof and the receipt of third party / governmental approvals, Site Lease Agreements and similar items. For each City, the applicable Initial City Schedule shall require that Acceptance of such City be completed on or before the Acceptance Date and shall otherwise conform substantially to the Master Schedule attached hereto as Attachment 3. Contractor shall provide Owner with the Initial City Schedule for each City on or before forty-five (45) Calendar Days after EDC. The Initial City Schedule shall be subject to Owner's review and approval.

          (b) For each City, Contractor shall prepare a monthly City Progress Schedule showing the actual progress of the Work for such City against the applicable Initial City Schedule and shall submit such City Progress Schedule as part of the Monthly Status Report described in Section 2.6 below.

          2.4 CITY BUDGET.

              (a) For each City, Contractor shall provide Owner a preliminary City Budget developed from the preliminary Site count derived from the approved Preliminary City Network Design multiplied by the standard fixed price of each applicable Standard Site, based on the mix of Standard Sites predicted by the Parties upon completion of the applicable Preliminary City Network Design. Standard Sites are described on Attachment 5 hereto.

              (b) For each City, Contractor shall provide Owner a revised City budget when 90% of the Primary Candidate Sites for the City are selected (i.e., upon completion of Milestone RF2). This revised City Budget shall be calculated by multiplying the number of projected Sites for the City by the standard fixed price of the applicable Standard Site with estimates for the remaining 10% of undetermined Sites.

              (c) Contractor shall provide Owner a second revised City Budget when a Site Lease Agreement has been executed (including Master Lease Agreements) for 80% of the Sites within the Revised City Network Design (as defined in Section 3.4 below). This revised City Budget shall be calculated (i) by multiplying the number of projected Sites for the City by the standard fixed price of each applicable Standard Site, or (ii) based upon actual Site configuration and/or the bill of materials for such Site, if available. The City Budget shall also set forth Contractor's estimates of Permitted

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                                                                    CONFIDENTIAL

Reimbursable Expenses, Pass-Through Expenses and Unit Prices and provide estimates for the remaining 20% of undetermined Sites.

          (d) The City Budget shall be prepared for Owner's planning purposes and not Contractor's management purposes.

          2.5 QUALITY CONTROL AND SAFETY PLAN.

              (a) By letter dated May 15, 1999, Contractor provided Owner with a copy of Contractor's comprehensive Quality Control Plan for the entire Project setting forth the procedures and methodologies that Contractor shall employ throughout the Project.

              (b) By letter dated April 15, 1999, Contractor provided Owner with a copy of Contractor's comprehensive Safety Plan for the entire Project setting forth the procedures and methodologies that Contractor shall employ throughout the Project.


          2.6 PROJECT REPORTS.

              (a) Weekly Status Report. On Friday of each week, Contractor shall provide Owner with a weekly report providing a brief summary of work status for each Discipline (e.g., RF Engineering, Site Acquisition, Zoning, etc.) and outlining, by Discipline and by City, major problems or other material information known to Contractor that may require immediate attention and Contractor's proposed plan to overcome such problems, including the information required by Section 3.4(e) (regarding a Site's need for isolation testing) and
Section 8 (b) (regarding a Site's need for maintenance services) below. The Weekly Status Report shall comply with the Form of Weekly Status Report attached hereto as Attachment 6.

              (b) Monthly Status Report. Five business days after the end of each month, Contractor shall provide Owner with a Monthly Status Report, including the City Progress Schedules described in Section 2.3 above. The Monthly Status Report shall include at a minimum: (i) a Project Budget which (a) sets forth the City Budget as of the last update pursuant to Section 2.4(b) for each City, (b) totals all such City Budgets and (c) sets forth the amounts invoiced to date by Contractor, by City and for the entire Project; (ii) a summary of work accomplished in each City during the month for each Discipline;
(iii) the latest version of the Repeater Delivery Requirements Schedule (see
Section 7.6(a) below); (iv) a schedule of all weekly status meetings, design review meetings (provided Owner shall be given at least ten (10) Business Days notice of design review meetings), regularly scheduled meetings and other meetings as requested by Owner, which will be conducted during the current month; and (v) a schedule of transmitter testing and testing conducted under Exhibit E (Network Testing and Acceptance Criteria) which will commence during the current and coming month. The Monthly Status Report shall be submitted in Contractor's standard project tracking format. Each quarter the Monthly Status Report also shall include a summary of activities for the past three months (using Contractor's WINDS Master Tracking Report showing a summary of pertinent City-level information). Contractor shall provide Owner


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with the first Monthly Status Report after completion of the first full calendar month of Work under this Contract. The Monthly Status Report shall comply with the Form of Monthly Status Report attached hereto as Attachment 7.

              (c) Quarterly Status Report. Ten business days after the end of each quarter, Contractor shall provide Owner with a Quarterly Status Report (Manpower Chart). The Quarterly Status Report shall comply with the Form of Quarterly Status Report attached hereto as Attachment 8. The first Quarterly Status Report shall be due no sooner than January 17, 2000.

          2.7 ELECTRONIC MAINTENANCE OF AND ACCESS TO PROJECT MANAGEMENT INFORMATION.

          Contractor shall maintain all Project Management information, including the City Progress Schedule, Weekly Status Reports, Monthly Status Reports and Quarterly Status Reports in an electronic format that is compatible with Microsoft Office product, or other interface mutually agreed upon by Owner and Contractor. In accordance with paragraph (c) of Article 17 (Intellectual Property) of the Terms and Conditions of the Contract, Owner shall be afforded electronic access (dial-up and/or e-mail) to all such information that may be available using Contractor's WINDS project management software tool. Measured RF performance data shall be maintained and made available to Owner as reasonably requested by Owner in summary plots or other media mutually agreed upon by Owner and Contractor.

          2.8 SITE PACKAGES.

          Promptly upon identification of each Primary Candidate Site and any alternate candidate Sites in a Search Ring that complies with the requirements of Section 4.1 below, Contractor shall provide a Site Package in the form attached hereto as Attachment 9 for each Primary Candidate Site in such Search Ring containing all required information available at such time. Such Site Packages shall be updated by Contractor as the Work progresses. Upon Acceptance of a City, the Site Package for each Site in such City shall contain complete information on all items required by Attachment 5 hereto. In the event that an alternate candidate Site becomes a Primary Candidate Site, Contractor shall promptly provide a Site Package for such candidate Site and update and finalize the Site Package in accordance with this Section 2.8.

3.        RF ENGINEERING

          3.1 GENERAL.

              (a) Design Critieria and Optimization. For the Defined Coverage Area of each City, Contractor shall perform all radio frequency (RF) engineering in accordance with the Design Criteria and as required to design and build a complete, integrated and functioning City Network that meets the Repeater Acceptance Test Criteria set forth in Exhibit E (Network Testing and Acceptance Criteria) of the Contract. Contractor shall undertake to optimize the Preliminary City Network Design and Revised City Network Design (as defined below) implementing the Design Criteria so as to meet the Repeater



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Acceptance Test Criteria for the lowest overall cost within schedule. For purposes of this Section 3, Contractor shall perform RF engineering with respect to both roof-top Sites and tower Sites, as necessary.

              (b) Redesign and Reissuance of Search Ring. Pursuant to this
Section 3, for each City, Contractor will identify Search Rings and pursuant to
Section 4 below, Contractor will identify candidate Site(s) within each Search Ring. For each Search Ring identified, Contractor will perform the RF Engineering work reasonably required to either (i) select a viable Primary Site and complete the Work required for such Site or (ii) disqualify such Search Ring as a viable area for selection of a viable Primary Site. In the event a viable Primary Site cannot be found and/or all required Work cannot be completed on a Site within such Search Ring, Contractor will notify Owner of the need to redesign such Search Ring and, upon Owner's written approval, Contractor shall redesign and reissue the Search Ring.

          3.2 DEFINED COVERAGE AREA.

              (a) By letter dated July 14, 1999, the Parties agreed to the Defined Coverage Area for thirty (30) Cities. The Defined Coverage Area for each such City defines the geographical areas in and around such City that are to receive RF coverage from the combination of the satellites and terrestrial repeater equipment so as to meet the Repeater Acceptance Test Criteria. The Defined Coverage Area also defines exclusion zones ("Exclusion Zones") to which the Parties agree Contractor will have no obligation to provide RF coverage.

              (b) Owner shall provide Contractor with the Defined Coverage Area for the remaining Cities within thirty (30) Calendar Days after EDC.

         3.3  PRELIMINARY CITY NETWORK DESIGN.

              (a) Contractor shall perform the RF engineering necessary to produce a preliminary city network design ("Preliminary City Network Design") for the Defined Coverage Areas for the Cities in accordance with Exhibit A (Design Criteria). For each City, the deliverables shall be the following:

                  (1) City assessment, including terrain plots, land use
                      plots, friendly sites databases, potential Exclusion Zones and other information that affect the implementation of the Preliminary City Network Design; and

                  (2) Preliminary City Network Design, including (i) satellite blockage plot (ii) terrestrial repeater coverage plot
                      (iii) Search Rings, (iv) projected usage of friendly sites, (v) estimate of omni/other antenna usage, (vi) potential Exclusion Zones, (vii) potential zoning problems and other information then known to Contractor (after diligent professional efforts under the circumstances) that affect the implementation of the Preliminary City


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                      Network Design. In developing the Preliminary City
                      Network Design, Contractor shall use Contractor-provided coverage prediction tools, such as the satellite blockage tool and a microcell model for use in the Manhattan design.

              (b) Owner and its consultants will review the Preliminary City Network Design as submitted by Contractor. Owner will approve the Preliminary City Network Design as submitted by Contractor or direct Contractor to revise the Defined Coverage Area or declare one or more Exclusion Zones. Contractor shall revise the Preliminary City Network Design as directed by Owner and resubmit the same to Owner for review and approval or direction by Owner in accordance with this Section. The approved Preliminary City Network Design shall be used in subsequent design processes.

              (c) As of EDC, Contractor has provided to Owner the Preliminary City Network Designs for Tier 1 and Tier 2 Cities. Subject to paragraph (b) above, Contractor will provide to Owner the Preliminary City Network Designs for Tier 3 Cities on or before August 24, 1999.


         3.4 REVISED CITY NETWORK DESIGN

              (a) For each City, during Contractor's performance of RF Engineering, Site Acquisition Services and Zoning for such City, Contractor shall collect additional data and perform additional analysis (including propagation testing from candidate Sites) to revise the Preliminary City Network Design in accordance with the Design Criteria. Based upon information obtained during the performance of RF Engineering, Site Acquisition Services and Zoning, the results of additional analysis and comments received from Owner, Contractor shall revise the Preliminary City Network Design as required to meet the Design Criteria. The revised Preliminary City Network Design shall be called the Revised City Network Design.

              (b) The Revised City Network Design will also identify those Sites to be constructed using a tower pursuant to the Master Tower Construction and Lease Agreement.

              (c) In developing the Revised City Network Design for each City, Contractor shall set up test transmitters at each Primary Candidate Site identified in the Preliminary City Network Design and measure the actual RF coverage from the Site along traffic routes agreed to by the Parties. For each Site, the deliverable shall be a Site/Cluster Test Report, including a signal strength plot showing the coverage provided by that Site. The coverage so measured shall be the basis for the design of further Sites within the relevant cluster.

              (d) For each City, Contractor shall provide Owner with a copy of a Revised City Network Design for Owner's review and acceptance. Owner will review the Revised City Network Design as submitted by Contractor. Owner will approve the Revised City Network Design as submitted by Contractor or direct Contractor to add


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Sites so as to satisfy the Design Criteria, revise the Defined Coverage
Area (subject to the change order process set forth in Article 11 of the Terms and Conditions), revise any Exclusion Zones and/or delete Sites and declare further Exclusion Zones. Contractor shall revise the Revised City Network Design as directed by Owner and resubmit the same to Owner for review and written approval or direction by Owner in accordance with this Section.

              (e) In the event a Site requires isolation testing pursuant to Isolation Specifications attached hereto as Attachment 14, Contractor shall notify Owner through the Weekly Status Report and Contractor shall perform such isolation testing.

              (f) The foregoing may be accomplished on a Cluster-by-Cluster basis. In the event a Cluster design does not meet the Design Criteria or exceeds cost or schedule guidelines, Contractor shall report such matters as exceptions in the Weekly Status Report.

         3.5 BUILD-TO CITY NETWORK DESIGN.

              (a) Contractor shall proceed to complete Site Acquisition Services, Zoning and Regulatory Compliance for the Primary Candidate Sites identified in the Revised City Network Design. When all required Site Acquisition Services, Zoning and Regulatory Compliance have been completed, Contractor shall revise the Revised City Network Design to reflect the result of such services. The revised Revised City Network Design shall be called the Build-To City Network Design.

              (b) For each City, Contractor shall provide Owner with a copy of the Build-To City Network Design for Owner's review and acceptance. Owner will review the Build-To City Network Design as submitted by Contractor. Owner will approve the Build-To City Network Design as submitted by Contractor or direct Contractor to revise the Build-To City Network Design so as to meet the Design Criteria. Contractor shall revise the Build-To City Network Design as directed by Owner and resubmit the same to Owner for review and written approval or direction by Owner in accordance with this Section.

              (c) The foregoing may be accomplished on a Cluster-by-Cluster basis.


         3.6 CITY NETWORK TESTING

              (a) For each City, Contractor shall perform testing on the City Network in accordance with Exhibit E (Network Testing and Acceptance Criteria) of the Contract.

         3.7 FINAL SYSTEM CONFIGURATION

              (a) At the time Contractor provides Owner with the Repeater Acceptance Test Report described in Exhibit E (Network Testing and Acceptance Criteria), Contractor shall (i) provide Owner a copy of market databases, including site characteristics and technical parameters used in ANET for propagation modeling and


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(ii) identify the morphology and topology databases used in performing propagation analyses under this Contract.

              (b) After Acceptance of all City Networks has been achieved and for so long as Contractor is licensed to use the ANET modeling tool and such tool is maintained by a third party, at Owner's request pursuant to a duly executed task order, Contractor shall perform propagation analysis using the ANET modeling tool at the then prevailing market rates for such services.

4.       SITE ACQUISITION SERVICES

         For each Search Ring, Contractor will perform the Site Acquisition Services reasonably required to either (i) select a viable Primary Site and complete the Work required for such Site or (ii) disqualify such Search Ring as a viable area for selection of a viable Primary Site.

         4.1 IDENTIFICATION AND RANKING OF CANDIDATE SITES.

         For the Search Rings in each City, Contractor shall perform the following:

              (a) Candidate Identification. In the course of performing Site Acquisition Services, Contractor shall, as an initial matter, identify three candidates for Normal-Area Sites, up to two candidates for Medium-Area Sites and one candidate for Wide-Area Sites (as those sites are defined in Exhibit C) (provided that Contractor may use only one candidate Site when it meets Owner's requirements from the outset) within each Search Ring identified in the Preliminary City Network Design. For each Search Ring, Contractor shall identify and evaluate candidate Sites as Primary Sites and secondary candidate Sites based on the following criteria: (i) compliance with the Site Lease Agreement Term Sheet provided by Owner to Contractor by letter dated June 11, 1999; (ii) availability of zoning; (iii) site constructability (including preliminary structural, environmental suitability and accessibility to power and grounding); and (iv) ability to minimize the need to perform RF interference analysis. For each Primary Site evaluated and identified, the deliverable shall be a completed copy of Contractor's standard Candidate Site Ranking Form and Site Survey Form. For alternate candidate Sites evaluated and identified, Contractor shall provide Owner a completed copy of Contractor's standard Candidate Site Ranking Form and Site Survey Form, but only to the extent completed by Contractor In the event Contractor is unable to identify a Primary Site from the candidate Sites initially identified pursuant to this paragraph and/or the Work required to complete a Primary Site identified from such candidate Sites cannot be completed, Contractor will notify Owner and the Parties will review the situation and, upon Contractor's recommendation and Owner's written concurrence, Contractor shall either continue efforts to identify a Primary Site within the Search Ring or disqualify the Search Ring and redesign and reissue the Search Ring.

         (b) Site Qualification. Contractor shall "Caravan" candidate Sites, that is, obtain RF Engineering acceptance and rank candidate Sites for initial suitability with respect to RF Engineering, Site Acquisition, Architecture and Engineering, Zoning,


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                                                                    CONFIDENTIAL

Regulatory Compliance and Construction and, based on such suitability ranking, select a Primary Candidate Site. The Site so selected shall be called a "Primary Candidate Site" or a "Primary Site." For each Search Ring, the deliverable shall be a completed copy of Contractor's standard Candidate Site Ranking Form and the selection of such Primary Candidate Site, which shall be reported on Contractor's Project Milestone Tracking Report (WINDS). The completed Site Ranking Form shall identify those candidate Sites that likely cannot be constructed as Standard Sites. In the event Contractor has performed the services described in this paragraph within a Search Ring on three (3) Primary Sites if Normal-Area Sites, two (2) Primary Sites if Medium-Area Sites and one (1) Primary Site if Wide-Area Sites and all of such Primary Sites have been abandoned or disqualified through no fault of Contractor, then Contractor shall notify Owner and provide Owner with its recommendation as to how to proceed. Contractor shall not, without Owner's prior written approval, perform the services under this paragraph within a Search Ring for more than three (3) Primary Sites if Normal-Area Sites, two (2) Primary Sites if Medium-Area Sites and one (1) Primary Site if Wide-Area Site.

         4.2   SITE LEASE AGREEMENTS.

              (a) Contractor shall identify the Landlord for each Primary Site. Contractor shall use reasonable efforts to obtain the Landlord's agreement to negotiate from a Form of Site Lease Agreement provided by Owner to Contractor by letter dated June 11, 1999. Any option lease agreement presented to Owner hereunder shall, at a minimum, be in accordance with the terms set forth in the Site Lease Agreement Term Sheet provided by Owner to Contractor by letter dated June 11,1999 and shall permit Contractor to commence Site design, entitlements (zoning and permits) and pre-construction tasks (utility coordination, inter-modulation, telco, etc.) during the option period. Contractor shall use reasonable commercial efforts to provide that the commencement date of Owner's rent obligations to the Landlord under each option lease agreement shall coincide with the commencement of Contractor's construction activities at such Site. Execution of any such option lease agreement shall be in Owner's sole discretion. For each Site, the deliverable shall be an executable Site Acquisition Agreement in accordance with the Site Lease Agreement Term Sheet.

              (b) During negotiation of a Site Lease Agreement, any material deviations from the Site Lease Agreement Term Sheet must be reviewed and approved by Owner. Upon completion of negotiation of each Site Lease Agreement, such Site Lease Agreement shall be presented to Owner, together with a lease abstract in the form set forth as Attachment 10 hereto, which shall set forth deviations from the Site Lease Agreement Term Sheet. If the Site Lease Agreement is acceptable to Owner, Owner shall execute the Site Lease Agreement. Owner's execution and delivery of the Site Lease Agreement for any Site shall constitute approval of said Site Lease Agreement and of any deviation from the Site Lease Agreement Term Sheet.

              (c) Contractor shall seek to locate Landlords with multiple candidate Sites so as to enter into master Site Lease Agreements that cover multiple candidate sites ("Master Site Lease Agreement"). This effort shall be integrated with the development of the Revised City Network Design so as to create a Revised City Network Design meeting


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all Design Criteria while requiring the negotiation and execution of the minimum number of Site Lease Agreements.

              (d) Contractor shall provide a preliminary title report. Pursuant to a duly executed task order, Contractor shall provide the type and level of additional title assurance (e.g., title insurance commitment and title insurance) as may be agreed to by the Parties.

              (e) In the event Contractor has performed the services described in this Section 4.2 within a Search Ring on three (3) Primary Sites if Normal-Area Sites, two (2) Primary Sites if Medium-Area Sites and one (1) Primary Site if Wide-Area Sites and all of such Primary Sites have been abandoned or disqualified through no fault of Contractor, then Contractor shall notify Owner and provide Owner with its recommendation as to how to proceed. Contractor shall not, without Owner's prior written approval, perform the services under this Section 4.2 within a Search Ring for more than three (3) Primary Sites if Normal-Area Sites, two (2) Primary Sites if Medium-Area Sites and one (1) Primary Site if Wide-Area Site.


5.       ARCHITECTURE AND ENGINEERING (A&E)

         (a) Contractor shall provide all architectural and engineering design services necessary to design each Site.

         (b) As required by Landlord or governmental entities or as indicated by Contractor's initial assessment of a Site (including the initial structural and environmental assessment) and upon Owner's prior authorization by a duly executed task order, Contractor will provide or cause to be provided a complete structural analysis of such Site adequate to confirm that the existing infrastructure has the structural capacity to accommodate the design loads of the terrestrial repeater unit and antennas to be installed on such Site.

         (c) Contractor shall analyze the restrictions imposed by the Landlord for each Site to ensure that the completed design complies with such restrictions, including but not limited to those set forth in the applicable Site Lease Agreement.

         (d) Contractor shall use reasonable commercial efforts to produce a design for each Site that is in accordance with one of the Standard Sites described on Attachment 5 attached hereto.

         (e) In designing each Site, Contractor shall use reasonable commercial efforts to maximize: (i) efficient use of the existing infrastructure; (ii) operational functionality; and (iii) the likelihood that construction of the Site in accordance with the Construction Documents for such Site will not require a quantity of materials in excess of the quantity required for the applicable Standard Site.

         (f) Contractor will prepare "Construction Documents" consisting of final construction Drawings and Specifications necessary for construction of each Site. These Construction Documents will be complete and detailed and shall include:


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                   (1)    bill of materials;

                   (2) Site layout (showing placement of coax cables, equipment and antennas);

                   (3) power panel and telecommunications box details, penetrations and routing;

                   (4)    electrical one line diagram;

                   (5)    grounding plan and supplemental notes;

                   (6) installation notes for repeater, antennas, dishes and coax;

                   (7) antenna, dish, repeater enclosure mounting details and associated notes;

                   (8)    Site specific installation notes;

                   (9)    HVAC requirements for internal installation;

                   (10) Construction Drawings as described in paragraph (h) below; and

                   (11)   As-Built Drawings as described in paragraph (j) below.


         (g) For each Primary Site, Contractor shall, as needed to support Site Acquisition Services and Zoning Services, produce exhibit drawings ("Exhibit Drawings"). In the case of Standard Sites, the Exhibit Drawings shall contain only the level of detail required to support such services, it being understood that it is the intention of the Parties that, subject to Contractor's ability to meet the Delivery Schedule, Owner will not incur the expense of complete, detailed drawings (as described in paragraph (h) below) required for construction of a Primary Site unless the Permits for such Site have been issued or are likely to be issued. In the case of candidate Sites that are not Standard Sites, following the site caravan exercise, Contractor shall submit to Owner, with the Candidate Site Ranking Form, a request for approval to prepare Construction Drawings (as defined below). Owner shall approve or reject such request in accordance with Attachment 2 (Owner Responsibilities) hereto.

         (h) For each Primary Site for which Contractor has reasonably determined that the necessary Permits are likely to be obtained, Contractor shall produce at least one set of professional architectural/engineer stamped construction drawings ("Construction Drawings" or "CD") sufficient to obtain a building permit and allow for construction of the Site.

         (i) All design services shall be performed by individuals licensed to perform such services in the jurisdiction in which such services are performed.


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         (j) During Site Construction, Contractor shall maintain and update periodically a designated set of drawings with completed-to-date "as-built" notations and information (red lined) (the "As-Built Drawings"). These As-Built Drawings will be delivered to Owner as part of the final Site Package.

         (k) Contractor will provide all additional architectural and engineering services as it relates to site design for Sites that differ from the Standard Sites.

         (l) In the event Contractor has performed the services described in this Section 5 within a Search Ring on three (3) Primary Sites if Normal-Area Sites, two (2) Primary Sites if Medium-Area Sites and one (1) Primary Site if Wide-Area Sites and all of such Primary Sites have been abandoned or disqualified through no fault of Contractor, then Contractor shall notify Owner and provide Owner with its recommendation as to how to proceed. Contractor shall not, without Owner's prior written approval, perform the services described in this Section 5 within a Search Ring for more than three (3) Primary Sites if Normal-Area Sites, two (2) Primary Sites if Medium-Area Sites and one (1) Primary Site if Wide-Area Site.


6.       ZONING

         For each Search Ring, Contractor will perform the Zoning Services reasonably required to either (i) select a viable Primary Site and complete the Work required for such Site or (ii) disqualify such Search Ring as a viable area for selection of a viable Primary Site.

         6.1  ZONING PERMITS AND APPROVALS.

              (a) For each Primary Candidate Site, Contractor shall use commercially reasonable efforts to obtain all local and county zoning, licenses, and/or approvals required to construct each such Site ("Permits"). Contractor shall not commence construction of any Site before Contractor has obtained all Permits required for such Site.

              (b) Contractor shall prepare and submit any plans, applications, proposals, statements or other documents for submission to the proper governmental officials in order to obtain all required Permits. Contractor shall prepare appropriate responses to any staff report generated as a result of the applications.

              (c) As part of the Zoning process for each Site, Contractor shall meet, as needed, with the staff members of each governmental office and agency that has review and oversight responsibility for the proposed Site. To the extent necessary, Contractor shall conduct and attend preliminary meetings with applicable government officials and citizens groups (as required) so as to advise such local and county officials and citizens groups of the plans for the construction of the Site.

              (d) In addition, Contractor shall attend any hearing, proceeding or meeting required to procure any required Permits.


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                                                                    CONFIDENTIAL

              (e) Contractor shall be responsible for re-permitting and/or obtaining permit extensions as required to maintain permit validity during project delays or option periods.


         6.2  ZONING ANALYSIS.

         For each jurisdiction in which a Site(s) will be located, Contractor shall prepare a detailed analysis, as described in Attachment 11 hereto, of the Permits required to construct a Site(s) within such jurisdiction ("Zoning Analysis"). Contractor shall provide Owner with the Zoning Analysis in accordance with the Initial City Schedule.

7.       SITE CONSTRUCTION

         7.1  GENERAL.

              (a) To the extent required to construct each Site in accordance with the Construction Documents for such Site, Contractor shall provide all (except for equipment to be procured by Owner as set forth in Attachment 2 hereto): (i) materials, supplies, apparatuses, appliances, equipment, tools and implements; (ii) labor, management and supervision; (iii) transportation, storage and all other services; (iv) facilities, including sanitary facilities;
(v) temporary protection; (vi) protection and temporary closures; (vii) cleanup and trash removal; (viii) communications; and (ix) material and personnel hoisting equipment.

              (b) In performing Site construction Work, Contractor shall comply with all Laws and all Landlord requirements, such as building access restrictions and all obligations imposed by the Site Lease Agreement related to the performance of construction activities.

              (c) In the case of Sites that are not Standard Sites ("Non-Standard Sites"), such Sites shall be constructed in accordance with the process set forth in Section 7 of Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria)


         7.2  CONSTRUCTION MANAGEMENT.

         For Primary Candidate Sites in the Revised City Network Design, Contractor shall, as needed to support the RF Engineering, Site Acquisition, preliminary A&E, logistics, material management and Zoning services, perform the following:

              (a) participate in Site visits, constructability reviews, site investigations and ranking /business selection decisions;

              (b) be responsible for coordinating with local utility providers to order the telecommunications circuits, power routing and related utility meters required to operate each Site based on Owner-furnished criteria; and

              (c) oversee construction civil design processes, construction contractor selection, management and quality control of the construction processes.


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                                                                    CONFIDENTIAL
         7.3  BUILDING PERMIT.

         Contractor shall use commercially reasonable efforts to obtain all building permits required to construct each Site. Contractor shall not commence construction of any Site before Contractor has obtained all required building permits for such Site. Contractor shall be responsible for re-permitting and/or obtaining building permit extensions as required to maintain permit validity during project delays or option periods.

         7.4  PROCUREMENT OF MATERIALS AND INVENTORY MANAGEMENT.

         Contractor shall be responsible for the procurement, receiving, inspection and warehousing (as necessary) of all materials and equipment required for construction of the Sites, including the satellite receive antennas and satellite transmit antennas referred to in Section 10 below (except the equipment to be procured by Owner as set forth in Attachment 2).

         7.5  PRELIMINARY SITE TEST.

         Upon Contractor's completion of the construction of the Site (except for the installation of the terrestrial repeater unit) in accordance with the Construction Documents, Contractor shall conduct a successful Preliminary Site Test of the Site in accordance with the procedures set forth on Attachment 12 hereto. Within thirty (30) Calendar Days after completion of such test, Contractor shall deliver to Owner a Preliminary Site Test Report, setting forth the results.

         7.6 INSTALLATION OF TERRESTRIAL REPEATER UNITS AND COMPLETION OF CONSTRUCTION.

              (a) Contractor shall deliver to Owner, for Owner's review and approval, a Repeater Delivery Requirements Schedule for the timely delivery of terrestrial repeater units to the individual Sites. Owner shall review the Repeater Delivery Requirements Schedule and either approve it or reject it stating the reason for such rejection. In the event Owner rejects the proposed Repeater Delivery Requirements Schedule, the Parties shall work together to develop such schedule. Owner shall deliver terrestrial repeater units in accordance with the Repeater Delivery Requirements Schedule agreed to by Owner.

              (b) Contractor will receive each terrestrial repeater unit from the repeater manufacturer at the street level/loading dock or similar receiving area of the Site where the terrestrial repeater unit is to be installed and Contractor shall transport the terrestrial repeater unit from such receiving area to the location where it is to be installed at the Site. Contractor shall provide Owner with written confirmation of the delivery of each terrestrial repeater unit to Contractor. Contractor shall connect the terrestrial repeater unit to all antennas and all required utilities and perform the Terrestrial Repeater Unit Test in accordance with the procedures set forth on Attachment 13 hereto. Contractor shall either accept or reject the terrestrial repeater unit based upon the results of the Terrestrial Repeater Unit Acceptance Test. Contractor shall notify Owner orally


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                                                                    CONFIDENTIAL

and in writing promptly in the event that Contractor rejects any Terrestrial Repeater Unit, providing Owner with the results of the Terrestrial Repeater Unit Acceptance Test.

              (c) Upon Owner's request pursuant to a duly executed task order, Contractor will support Owner in its efforts with the repeater manufacturers to resolve any repeater failure.

              (d) As part of the Repeater Delivery Requirements Schedule required above, Contractor shall, for each terrestrial repeater unit delivered to Contractor, track the identification and location of each such unit (and any change to such location), the delivery of each unit to the appropriate Site, the disposition (acceptance or rejection) of such unit and any maintenance required on such unit during performance of the Work.

              (e) "Completion of Construction" for each Site shall be deemed to have occurred when all requirements of this Section 7 have been completed with respect to such Site.


8.        INTERIM MAINTENANCE

              (a) Commencing on the first full month following Completion of Construction of a Site in accordance with Section 7.6(e) above and thereafter until Acceptance of such City in accordance with Article 8 of the Terms and Conditions of the Contract, Contractor shall conduct a monthly physical inspection of each such Site. Such inspection shall include a visual examination of all equipment, cables, antenna, materials and other items of Work situated at the Site (including without limitation, the repeaters) for the purpose of identifying any damage, vandalism or disrepair incurred by any such item of Work.

              (b) In the Weekly Status Report required by Article 2.6(a) above, Contractor shall identify any problems (such as damage, vandalism or disrepair) identified as a result of such inspection that require corrective action and advise Owner as to the manner in which Contractor recommends remedying the same. Pursuant to a duly executed task order, Contractor shall remedy the same.


9.       ANTENNA POINTING

         As requested by Owner, on a Site-by-Site basis, Contractor shall also activate the terrestrial repeater unit and perform final antenna alignment approximately six (6) weeks prior to the commencement of Single Satellite Testing and/or Live Testing on such Site or commencement of commercial revenue service, whichever occurs first.

10.      SATELLITE RECEIVE ANTENNAS AND REPEATER TRANSMIT ANTENNAS

              (a) Contractor shall procure, install and provide all labor, materials, transportation and handling services for the satellite receive antennas and repeater

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                                                                    CONFIDENTIAL

transmit antennas described in Attachment 9.1 of Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

              (b) Contractor shall select the antennas to be installed at each Site based on the assumptions set forth in Attachment 9.1 of Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria). Attachment
9.1 of Exhibit C identifies standard antennas and special antennas. Contractor shall not procure a special antenna for any Site without Owner's prior written approval.

11.      REGULATORY APPROVALS

         For each Search Ring, Contractor will perform the Regulatory Compliance Services reasonably required to either (i) select a viable Primary Site and complete the Work required for such Site or (ii) disqualify such Search Ring as a viable area for selection of a viable Primary Site. Contractor shall perform the following Regulatory Compliance tasks for each Site.

         11.1 FEDERAL.

              (a) Environmental, Airspace, FCC and RF Exposure. Contractor shall perform the Regulatory Compliance services including environmental, airspace, FCC, and RF exposure compliance requirements, as follows:

                   (1) Contractor shall analyze the regulatory policy and enforcement environment for environmental, airspace, tower registration, and RF exposure issues. This process is initiated by gathering updated Federal regulation changes supported with geographically oriented investigations at the state and local levels. The deliverable will be a summary report of the regulatory policy and enforcement environment (the "Analysis of Policy and Enforcement Report").

                   (2) Contractor shall present policy and process recommendations along with a risk analysis to Owner for approval. Contractor will then work with Owner to develop deliverables, including a System Level Compliance Plan defining (a) the criteria for regulatory compliance, (b) the predesign guidelines,
                           (c) the process flow for regulatory management, and
                           (d) the process for information dissemination and training.


                   (3) Contractor will perform aNEPA Initial Screening. Contractor will engage and manage an environmental contractor who will perform an Environmental Transaction Screening for each Primary Candidate Site. These screenings will serve two purposes; first, to determine if the proposed use will have an environmental

                                                                    CONFIDENTIAL

                           impact according to CFR 1.1307(a); and, secondly, if the Site has such an environmental impact, Contractor will recommend either abandoning the Site or proceeding with a site feasibility analysis. Contractor will review site investigation reports and ensure completion of all work in a timely manner.


                  (4) Pursuant to a duly executed task order, Contractor will engage and manage an environmental contractor who will complete a Site Feasibility Analysis on raw land sites including completion of Phase I and geo-technical investigations for each Primary Candidate Site as required. The evaluation will also provide information pursuant to CERCLA for appropriate innocent purchaser defenses provided within the CERCLA Regulations. Contractor will review site investigation reports and ensure completion of all Work in a timely manner.


                  (5) Contractor will complete FAA airspace study for each Primary Candidate Site. If the airspace study indicates that a FAA Impact Study is required, then Contractor will engage a FAA consultant to complete the impact study. Contractor will review FAA studies and ensure completion of all Work in a timely manner.


                  (6) To evaluate RF Exposure compliance, Contractor will complete (a) a baseline compliance evaluation and characterization of each Primary Candidate Site ("RF Exposure Site Characterization"), (b) a mitigation plan for any Primary Candidate Sites potentially not in compliance, (c) for each constructed Site, Contractor will prepare a Site RF Safety Plan and
                           (d) all documentation required for regulatory compliance.


              (b) Other. Contractor will identify, and send written notification to Owner of, any other federal regulatory approvals required in connection with the Project under federal environmental protection laws or by any federal regulatory authority implementing such laws. Upon the written request of Owner and pursuant to a duly executed task order, Contractor will proceed with all activities required to comply with such laws and obtain such regulatory approvals.

         11.2 STATE.

         Contractor will identify, and send written notification to Owner, of any state regulatory approvals required in connection with the Project under state environmental protection laws or by any state regulatory authority implementing such laws. Upon written request of Owner and pursuant to a duly executed task order, Contractor will

                                                                    CONFIDENTIAL

proceed with all activities required to comply with such laws and obtain such regulatory approvals.

12.      NETWORK MANAGEMENT TESTING

         Upon Owner's written request, and as more fully set forth in the applicable duly executed task order, Contractor shall perform Network Management System (NMS) testing at those Sites within a City set forth in such task order, to assure that the overall NMS is operating properly, including its fault alarms; such testing shall be performed in accordance with a test procedure that will be jointly developed by Owner, Contractor and the NMS supplier(s) ("NMS Test Procedures").

         12.1 GUIDELINES AND ASSUMPTIONS.

              The NMS Test Procedures shall include technologically-appropriate tests on all material systems and subsystems of the NMS, and shall be based on the guidelines and assumptions listed below: Most faults internal to the repeater will be simulated either from the Network Operating Center (the "NOC") or locally by a simple process.

              (a) Faults external to the repeater will be manually initiated at the Sites, including:

                   (1)      Satellite LNA fault (if applicable)

                   (2)      Receive cable fault

                   (3)      Transmission cable fault

                   (4)      Power/emergency power fault

                   (5)      Telco line fault/backup circuit (if applicable)

                   (6)      Ground fault

                   (7)      Security system fault (if applicable)

                   (8)      Repeater unauthorized entry fault

              (b) NOC operation will have been verified by the NOC vendor prior to the City-wide NOC testing process.

              (c) Contractor personnel will operate the NOC and will run the test sequence at the NOC during the NMS testing.

              (d) If specified in the task order, City-wide NMS testing will be coincident with Repeater Acceptance Testing.

              (e) Actual equipment faults and system-level checks will be in accordance with the final NMS configuration and capabilities.

                                                                    CONFIDENTIAL

         12.2     TEST REPORT.

         Within ten (10) Business Days of the completion of the NMS Test Procedures, Contractor shall deliver to Owner a test report for the City-Network that documents the fault and system level test results for each Site within the City. Upon Owner's request, Contractor shall deliver to Owner the data that underlies such report, which shall include one or more summary reports generated at the NOC.

13.      SYSTEM ENGINEERING SERVICES

         In addition to the services set forth in this Exhibit B, Contractor shall perform the following:

         13.1 ISOLATION TESTING.

              Contractor shall perform isolation testing on three Sites to be identified by Contractor and approved by Owner. Two Sites shall be standard Sites, one of Standard Site 1 and the other of Standard Site 2; the third Site
shall be a High-Power Site. Standard Site Types 1 and 2 use a [        ] channel
transmitter and have the configurations set forth in Attachment 5 hereto.
High-Power Sites use a [         ]/channel transmitter. The purpose of the
isolation testing is to define "minimum separation distances" between the terrestrial transmit antenna and terrestrial satellite receive dishes of each such type of Site. "Minimum separation distance" means the minimum distance between the terrestrial transmit antenna and terrestrial satellite receive dish at which the measured isolation margin is as defined in Doc. No. DARS-ENG-XMSR-026-41500, Ver.1, to be provided by Owner to Contractor. Contractor shall submit to Owner, for Owner's review and approval, a test plan and test procedures for isolation testing. Contractor shall revise the isolation test plan and procedures in accordance with Owner's comments. The deliverables shall be the isolation test plan and procedures and a package for each tested Site, such package to include a description of the test procedures used, the measured test results and summary of findings.

         13.2 RF ENGINEERING TEST PLAN AND TEST PROCEDURES.

              (a) Contractor shall develop a test plan and test procedures for validating a level of coverage reliability as agreed by the Parties in the Defined Coverage Area in each City Network.

              (b) The deliverable shall be a document setting forth the test plan and test procedures, including equipment requirements, pass/fail test criteria and identification of the data to be collected and provided to Owner.

              (c) Contractor shall present a draft of such test plan and test procedures to Owner for Owner's review and comment. Contractor shall revise such plan and procedures in accordance with Owner's comments. Contractor shall apply the revised test plan and test procedures to the City Network in Pittsburgh, PA and Washington, DC and Contractor shall present to Owner the data collected therefrom, along with any suggested modifications to the revised test plan and test procedures.

                                                                    CONFIDENTIAL

Contractor shall revise the revised test plan and test procedures in accordance with Owner's comments. The final test plan and test procedures shall be subject to Owner's written approval.

         13.3 REFINE CONTRACTOR'S DESIGN TOOL.

              (a) Contractor shall refine the simulcast prediction capabilities of Contractor's design tool so as to provide the capability to predict areas in each Defined Coverage Area that may exceed the required simulcast delay
tolerance of [               ]. Contractor shall validate the refined simulcast
delay prediction capabilities of Contractor's design tool in the Defined Coverage Area for Pittsburgh, PA and Los Angeles, CA.

              (b) The deliverable shall be a document detailing the simulcast delay analysis process used for RF network design, along with the analysis results for such two Cities. In the event the analysis results for such two Cities show that the refined Contractor design tool does not accurately predict those areas that may exceed the simulcast delay tolerance set forth above, the Parties will discuss and agree upon appropriate steps to further improve such Contractor design tool's capabilities to a mutually acceptable level.

         13.4 [            ] XM RADIO SATELLITE PERFORMANCE [         ]

              Contractor will perform an in-depth technical analysis to
determine the satellite receive performance of [                            ]
Owner's satellites in the [                                 ] Contractor will
utilize a building data base of the [                                          ]
to enhance the accuracy of the test simulation results and perform software adaptations in processing the data. The study shall be conducted for two areas as agreed to by the Parties. Contractor will provide Owner with a description of the process it intends to use in performing this analysis. Contractor will revise such analysis process in accordance with Owner's comments. Such Test Procedures will be subject to Owner's prior written approval. Deliverables include a Technical Report, setting forth Contractor's analysis, a detailed description of its findings and its conclusions regarding the strengths and weaknesses of satellite coverage for the satellites of Owner and [
       ]

         13.5 DESIGN PREPARATION AND SYSTEM SPECIFICATIONS DEFINITION.

              (a) Contractor shall work with Owner to define critical system engineering specifications and technical parameters in preparation for the full-scale design and deployment of the Terrestrial Repeater Network. Critical system engineering specifications and technical parameters shall include the following: final link budgets for the repeaters and the satellites, final receiver sensitivity threshold figures, identification of antennas to be used in the design and identification of transmit/receive isolation requirements. The deliverables shall be (1) an interim report setting forth the critical system engineering specifications and technical parameters as agreed to by the Parties; and (2) a final report validating (through the cluster testing described in (b) below) such

                                                                    CONFIDENTIAL

agreed-upon specifications and parameters and including any Owner-requested modifications to such specifications and parameters. Included in this definition phase are such items as the measurements-based coverage design criteria, the antennas to be used in the design, and the transmit-to-receive isolation requirements.

              (b) In addition, Contractor shall design a cluster of sites in the City in which the three SV Test sites are located plus selected other test sites as needed to obtain the test data. "Cluster" testing shall be performed on 5-8 Sites (including the three existing SV Test sites), utilizing test
transmitters (which have at least [          ] of output power) to simulate the
transmit power of the repeaters and extensive drive testing to gather additional test data that will be used to finalize the Design Criteria. Owner will contact Stanford Telecom and request permission to use the prototype repeaters in connection with such testing. The deliverable shall be a report validating the fade margins and other environmentally determined parameters in the repeater link budget. The cluster testing process shall be used to further define the critical system engineering specifications and technical parameters to be developed under (a) above.

14.      DEFINITIONS

         Capitalized terms used herein shall have the meaning set forth below or in the Terms and Conditions of the Contract.

              (a) "ACCEPTANCE" has the meaning set forth in Article 8 of the Terms and Conditions of the Contract.

              (b) "ANALYSIS OF POLICY AND ENFORCEMENT REPORT" has the meaning set forth in Section 11.1 above.

              (c) "AS-BUILT DRAWINGS" has the meaning set forth in Section 5 above.

              (d)  "BUILD-TO CITY NETWORK DESIGN" has the meaning set forth in
Section 3.5 above.

              (e)  "CARAVAN" has the meaning set forth in Section 4.1 above.

              (f) "CITY BUDGET" has the meaning set forth in Section 2.4 above.

              (g) "CLUSTER" means approximately 6-8 Sites adjacent to each other in a City.

              (h)  "CONSTRUCTION DOCUMENTS" has the meaning set forth in
Section 5(f) above.

              (i)  "DEFINED COVERAGE AREA" has the meaning set forth in Section
3.2 above.

                                                                    CONFIDENTIAL

              (j) "DESIGN CRITERIA" has the meaning set forth in Section 2 of Exhibit A (Network Design Criteria and Process).

              (k)  "DISCIPLINE" has the meaning set forth in Section 1.1 above.

              (l) "EXCLUSION ZONES" has the meaning set forth in Section 3.2 above.

              (m) "EXHIBIT DRAWINGS" has the meaning set forth in Section 5 above.

              (n) "MASTER TOWER CONSTRUCTION AND LEASE AGREEMENT" means the agreement to be executed between Owner and Contractor for the construction and lease of towers.

              (o) "PASS-THROUGH EXPENSES" has the meaning set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

              (p)  "PERMITS" has the meaning set forth in Section 6 above.

              (q) "PERMITTED REIMBURSABLE EXPENSES" has the meaning set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria).

              (r) "PRELIMINARY CITY NETWORK DESIGN" has the meaning set forth in Section 3.3 above.

              (s) "PRIMARY CANDIDATE SITE" or "PRIMARY SITE" shall have the meaning set forth in Section 4.1(b) above.

              (t) "REPEATER ACCEPTANCE TEST CRITERIA" has the meaning set forth in Exhibit E (Network Testing and Acceptance Criteria).

              (u)  "REVISED CITY NETWORK DESIGN" has the meaning set forth in
Section 3.4 above.

              (v) "SEARCH RING" means a map showing a geographic area within which candidate Sites are to be located.

              (w) "UNIT PRICES" has the meaning set forth in Exhibit C (Contract Pricing, Payments and Milestone Achievement Criteria)

                                                                  CONFIDENTIAL

                                  ATTACHMENT 1

                                 LIST OF CITIES

[









































                                        ]

                                                                    CONFIDENTIAL

[


























              ]

                                                                  CONFIDENTIAL



                                  ATTACHMENT 2

                             OWNER RESPONSIBILITIES

         Owner shall be responsible for providing the information or performing the tasks described below by the corresponding dates or within corresponding time periods set forth below:


                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

PROGRAM MANAGEMENT
------------------
---------------------------------------------------------------------------------------------------------------------
Owner's Launch Date for Commercial Service                                      5/15/01
---------------------------------------------------------------------------------------------------------------------
Contractor's Completion of Performance                                          4/15/01
---------------------------------------------------------------------------------------------------------------------
Satellite coverage (first Owner satellite successfully launched and in
orbit) available for repeater testing                                           [        ]
---------------------------------------------------------------------------------------------------------------------
Ability to start NMS testing                                                    [        ]
---------------------------------------------------------------------------------------------------------------------
Terrestrial Repeater Manufacturer's start of shipment date                      [        ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection* of Repeater                   [
Delivery Requirements Schedule                                                                 ]
---------------------------------------------------------------------------------------------------------------------
One Satellite available for Live Testing                                        [        ]
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Onwer's review and written approval or rejection or Initial City                [
Schedule                                                                                                          ]

                                                                                [

                                                                                          ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Project Plan in             [
accordance with Article 2.2 of Exhibit B                                              ]
---------------------------------------------------------------------------------------------------------------------
* In the event Owner rejects any Contractor submission referenced in this
Attachment 2, Owner shall state the reasons therefor.
---------------------------------------------------------------------------------------------------------------------

                                                                  CONFIDENTIAL

                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

RF ENGINEERING
------------------
---------------------------------------------------------------------------------------------------------------------
Provide Defined Coverage Area for Tier 3 Cities                                 [                       ]
---------------------------------------------------------------------------------------------------------------------
Delivery of repeater configuration, including, physical, electrical &           [       ]
mechanical, typical site layouts, and details about anchoring, grounding and utility requirements.

---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of requested                   [
Exclusion Zones                                                                                ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Preliminary City            [
Network Design                                                                                                    ]

                                                                                [
                                                                                                                  ]
---------------------------------------------------------------------------------------------------------------------
Owner's  review and written approval or rejection of Revised City               [
network Design or direction by Owner to revise the Defined Coverage
Area or declare one or more Exclusion Zones


                                                                                                                  ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Build-To Design or          [
direction by Owner to revise the Defined Coverage Area or declare one                          ]
or more Exclusion Zones
---------------------------------------------------------------------------------------------------------------------
Owner to provide parameters for the Link Budget (verify prior                   [                            ]
information)
---------------------------------------------------------------------------------------------------------------------
Access to all repeater and receiver information required to develop             [                            ]
Link Budgets (verify prior information)
---------------------------------------------------------------------------------------------------------------------

                                                                  CONFIDENTIAL

                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

---------------------------------------------------------------------------------------------------------------------
Owner to provide guidelines for transmit to receive antenna isolation           [                            ]
configurations (Inputs for Isolation Task)
---------------------------------------------------------------------------------------------------------------------
Owner to provide access to all information on repeater configurations           [                            ]
(preliminary pending repeater contract definition)
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Preliminary City            [                            ]
Network Design for Tier 1 and Tier 2 Cities
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Preliminary City            [
Network Design for Tier 3 Cities                                                               ]
---------------------------------------------------------------------------------------------------------------------
Owner and repeater manufacturer will provide repeater installation              [
information, test procedures and warranty policy                                                        ]
---------------------------------------------------------------------------------------------------------------------
Owner and repeater manufacturer will provide timely repair or                   [
replacement of repeaters that fail.  A process of handling repeater                                           ]
repair/replacement will be developed by Owner, Manufacturer and
Contractor
---------------------------------------------------------------------------------------------------------------------
Owner will provide test sets required to test the functional satellite          [
and repeater networks in each City
                                                                                                               ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Repeater                    [
Acceptance Test Plan and procedures                                                            ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Repeater                    [
Acceptance Test Report for each City                                                           ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of a                           [
reissuing/redesign of a Site                                                                   ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Contractor request          [
to redesign and reissue a Search Ring                                                          ]

                                                                    CONFIDENTIAL

                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

SITE ACQUISITION

---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of title report and            [
title abstract, if such documents are requested by Owner                                               ]
---------------------------------------------------------------------------------------------------------------------
Owner's legal review of proposed Site Lease Agreement and written               [
acceptance or rejection with counterproposal or suggestions                                            ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and disposition of title curative documentation, if any          [
(subordination, attornment, non-disturbance, tax, lien disposition and                                 ]
other encumbrances), if such curative documentation is requested by
Owner
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval, execution or rejection of final            [
Site Lease Agreement and approval or rejection of any counterproposal                                  ]
or suggestions
---------------------------------------------------------------------------------------------------------------------
Lease commencement letter directed by Owner and delivered to Landlord            [
with a copy to Contractor with required option fees and rent
deposit                                                                                    ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Standard Option             [                              ]
Letter Form
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Standard                    [
Landlord's  Letter of Intent and Authorization to Proceed
                                                                                          ]
---------------------------------------------------------------------------------------------------------------------
Agency letter from XM Satellite Radio Inc.(on XM's Letterhead) signed by an     [                  ]
Officer of their company, granting LCC International, Inc.'s employees authorization to act in an official manner as Agents of XM Satellite Radio Inc.
in requesting information, negotiating leases and filing for zoning, permits, and representing XM at city planning boards and zoning councils, etc.
---------------------------------------------------------------------------------------------------------------------
Owner's provision of Site Lease Agreement, Lease Exhibits and Lease             [                   ]
terms, including drop-in language
---------------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL

                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of form of executed            [
Site Lease Agreement                                                                                   ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of of "drop-in" language       [         ]
for typical Site Lease Agreement
---------------------------------------------------------------------------------------------------------------------
Written permission from Owner, granting Contractor the right to contact Owner's [                           ]
Insurance Company directly and obtain Certificates of
Insurance on an as-needed basis
---------------------------------------------------------------------------------------------------------------------
Legal review and response by Owner regarding issues other than Site             [
Lease Agreements                                                                                  ]
---------------------------------------------------------------------------------------------------------------------
Title (preliminary and insurance if applicable) review and written              [
approval or rejection                                                                             ]
---------------------------------------------------------------------------------------------------------------------
Owner will provide isolation separation requirements of dish to                 [
antennas                                                                                  ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Contractor request          [
to redesign and reissue a Search Ring or pursue additional Sites                                  ]
within a Search Ring
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection to perform Work Units SA2 or   [
SA3 for more than three Primary Sites if Normal-Area Sites, two                                   ]
Primary Sites if Medium-Area Sites and one Primary Site if a Wide-Area
Site within a SAR (Search Ring)
---------------------------------------------------------------------------------------------------------------------

ARCHITECTURE AND ENGINEERING

---------------------------------------------------------------------------------------------------------------------
Specifications for satellite receive antennas and transmit antennas and related [                  ]
repeater equipment - size, structural loading, power loading, grounding requirements, power and telecommunications
requirements
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection once Candidate Site            [
Ranking Form is submitted for non-standard sites with request to start                         ]
Construction Drawings
---------------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL

                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of required requests           [
for A&E tasks not covered in the Fixed Prices                                                   ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval rejection of A&E drawings for Sites that    [
are not Standard Site 1 or Standard Site 2 or provision of                                     ]
required Owner information for such non-standard sites, to the extent not available to Contractor
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Contractor request          [
to redesign and reissue a Search Ring or pursue additional Sites                                       ]
within a Search Ring
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection to perform Work Units for      [
more than three Primary Sites if Normal-Area Sites, two Primary                                   ]
Sites if Medium-Area Sites and one Primary Site if a Wide-Area Site
within a SAR (Search Ring)
---------------------------------------------------------------------------------------------------------------------

ZONING

---------------------------------------------------------------------------------------------------------------------
Owner, upon Contractor's request, to respond to inquiries and request           [
for information for governmental authorities and to provide Contractor                 ]
with a copy of such response
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of conditions request, except  [                                  ]
15 Business Days applicable to gain zoning approvals for capital improvement requests
---------------------------------------------------------------------------------------------------------------------
Owner attendance at zoning hearings, if necessary                               [
                                                                                       ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection to move a SAR (Search          [
Ring) and reissue/redesign                                                                        ]
---------------------------------------------------------------------------------------------------------------------

REGULATORY COMPLIANCE **

---------------------------------------------------------------------------------------------------------------------
Owner's  review and written approval or rejection of System Level                [
Compliance Plan or direction by Owner to revise policy.                                         ]
---------------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL

                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

---------------------------------------------------------------------------------------------------------------------
Owner will provide Contractor with information required to complete              [
filings with regulatory agencies                                                              ]
----------------------------------------------------------------------------------------------------------------------
Owner review and submittal of all regulatory documentation filings               [
                                                                                        ]
---------------------------------------------------------------------------------------------------------------------
Owner to respond to Contractor inquiries and requests for information            [
for governmental authorities (other than filings).                                      ]
---------------------------------------------------------------------------------------------------------------------
Satisfaction by Owner of applicable conditions to government approvals           [
                                                                                        ]
---------------------------------------------------------------------------------------------------------------------
Owner attendance at hearings, if necessary                                       [
                                                                                        ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of investigations or            [
surveys needed on a Site                                                                ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection for Phase I approval            [
                                                                                        ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection to move a SAR (Search           [
Ring) and reissue/redesign                                                                         ]
---------------------------------------------------------------------------------------------------------------------

** OTHER REGULATORY COMPLIANCE DEPENDENCIES ARE COVERED UNDER THE RF
ENGINEERING SECTION

SITE CONSTRUCTION

---------------------------------------------------------------------------------------------------------------------
Delivery of repeaters to the street levels/loading dock or other                 [
receiving area of a Site                                                                                ]
---------------------------------------------------------------------------------------------------------------------
Owner to provide repeater manufacturer installation information, test            [
procedures and warranty policy                                                           ]
---------------------------------------------------------------------------------------------------------------------
Per Section 7.6(a) of Exhibit B, Owner to deliver terrestrial repeaters in accordance with the Repeater Delivery Requirements Schedule
---------------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL

                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

---------------------------------------------------------------------------------------------------------------------
Owner to provide proposal for procedures for repair/replacement of              [
defective repeaters (to be agreed to by Owner, manufacturer and                                                    ]
Contractor)
---------------------------------------------------------------------------------------------------------------------
Owner to complete application for utility connection and send                   [
application and related fees to Contractor                                                     ]
---------------------------------------------------------------------------------------------------------------------
Owner to provide specifications for satellite receive antennas and transmit     [       ]
antennas and related repeater equipment - size, structural loading, power loading, grounding requirements, power and telecommunications requirements
---------------------------------------------------------------------------------------------------------------------
Payment by Owner of lease payments to Landlord                                  [
                                                                                                            ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of required A&E                [
services including structural analysis                                                                      ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection for capacity and               [
upgrades




                                                                                       ]
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection for non-standard               [
Sites once bids are in or independent assessment is completed (assumes                         ]
Contractor manages independent Construction
Consultant)
---------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS

                                                                    CONFIDENTIAL

                                                                                           RESPONSE TIME
DISCIPLINE/RESPONSIBILITY                                                                   OR DEADLINE
-------------------------                                                                   -----------

---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of Contractor request for      [
consent to Permitted Reimbursable Expenses (single expense in                                  ]
excess of [       ] expense not identified on Exhibit C or expenses
under Part II of Schedule 1.3(e) of Exhibit C)
---------------------------------------------------------------------------------------------------------------------
Owner's review and written approval or rejection of task orders                 [
                                                                                               ]
---------------------------------------------------------------------------------------------------------------------
Owner to provide reasonable quantities of Owner marketing materials             [
(CD ROM or color glossies) for site acquisition, zoning and regulatory                              ]
compliance. Initial estimate is [     ] copies
---------------------------------------------------------------------------------------------------------------------

                                                                  CONFIDENTIAL



                                  ATTACHMENT 3

                                 MASTER SCHEDULE

                                                                  CONFIDENTIAL

                                  ATTACHMENT 4

                                    KEY TASKS

1.        Mobilization to City/Deployment Complete

2.        All Search Area Requests (SAR's) Released

3.        50% of Site Leases Executed

4.        Site Leases Executed*

5.        Zoning Completed*

6.        Site Construction Commences

7.        Site Construction Completed*

8.        Repeater Network Acceptance Testing Completed


* For the purposes of these Key Tasks, each such Key Task will be deemed completed when the Key Task is completed for all but the greater of two Sites or 5% of the Sites in a City, provided that in the case of a City with ten or fewer Sites, the Key Task will be deemed completed when the Key Task has been completed for all but one Site in such City.

                                                                  CONFIDENTIAL


                                  ATTACHMENT 5

                                 STANDARD SITES


                                         ROOF TOP STANDARD SITE DESCRIPTION

[





































                                                                                                                    ]

                                                                  CONFIDENTIAL

[








                                                                        ]

                                                                  CONFIDENTIAL




                                  ATTACHMENT 6

                          FORM OF WEEKLY STATUS REPORT

                     WEEK ENDING__________ ___, 1999/2000

RF ENGINEERING -

         Alternative 1: To be used if no problems identified: RF Engineering continues to proceed on schedule in the ____________ [identify city] market.

         Alternative 2: To be used if problems encountered: RF Engineering activities in the _____________ [identify city] market have identified the following problems and the following is recommended to overcome such problems:
(See ZONING below for example.)

SITE ACQUISITION - Use Alternative 1 or 2 above, as applicable.

ZONING - Zoning activities have identified several problems in obtaining zoning for key sites in the _____________ [identify city] market. An XM representative will be needed at a scheduled zoning hearing in _________ on

_______________  , 1999/200_ and for a scheduled zoning hearing in _________

on _____________ , 1999/200_.

A&E - Use Alternative 1 or 2 above, as applicable.

CONSTRUCTION - Use Alternative 1 or 2 above, as applicable.

OTHER COMMENTS (Include identification of Sites inspected and inspection results of Interim Maintenance pursuant to Article 8 of Exhibit B.)

                                                                  CONFIDENTIAL



                                  ATTACHMENT 7

                          FORM OF MONTHLY STATUS REPORT

                     MONTH ENDING ___________ ___, 1999/2000

RF ENGINEERING -

         Alternative 1: To be used if no problems identified: RF Engineering continues to proceed on schedule in the ____________ [identify city] market.

         Alternative 2: To be used if problems encountered: RF Engineering activities in the _____________ [identify city] market have identified the following problems and the following is recommended to overcome such problems:
(See ZONING below for example.)

SITE ACQUISITION - Use Alternative 1 or 2 above, as applicable.

ZONING - Zoning activities have identified several problems in obtaining zoning for key sites in the ____________ [identify city] market. An XM representative will be needed at a scheduled zoning hearing in _________ on

_____________ , 1999/200_ and for a scheduled zoning hearing in _________

on _____________ , 1999/200_.

A&E - Use Alternative 1 or 2 above, as applicable.

CONSTRUCTION - Use Alternative 1 or 2 above, as applicable.

OTHER COMMENTS (Include identification of Sites inspected and inspection results of Interim Maintenance pursuant to Article 8 of Exhibit B.)

PRELIMINARY CITY BUDGET

   Estimated Total # of Sites:
   Preliminary Site Count:.         (____ Standard Sites #1) x ($ Standard Site #1)  =  $
                                                                                          ------
                                    (____ Standard Sites #2) x ($ Standard Site # 2) =  $
                                                                                          ------

                                             Total Estimated Cost:                      $
                                              ---------------------                       ------


                                                                  CONFIDENTIAL



                                  ATTACHMENT 8

                         FORM OF QUARTERLY STATUS REPORT
                                (MANPOWER CHART)

               [



















                                                                ]

                                                                  CONFIDENTIAL


                                  ATTACHMENT 9

                     FORM OF PRIMARY CANDIDATE SITE PACKAGE

         Each Primary Candidate Site Package shall be broken down into the following sections containing the following information:

                 -----------------------------------------------------------------------------
                    SECTION                              DESCRIPTION
                 -----------------------------------------------------------------------------
                       1         Table of Contents
                 -----------------------------------------------------------------------------
                       2         Correspondence
                 -----------------------------------------------------------------------------
                       3         Site Survey in Contractor's standard form
                 -----------------------------------------------------------------------------
                       4         Candidate Site Ranking in Contractor's standard form
                 -----------------------------------------------------------------------------
                       5         Site Sketch/Plat of Site
                 -----------------------------------------------------------------------------
                       6         Maps/Photos of Site
                 -----------------------------------------------------------------------------
                       7         Zoning - Any and all Permits (including the building
                                 permit) procured for the Site
                 -----------------------------------------------------------------------------
                       8         Leasing - A copy of the executed Site Lease
                                 Agreement for  such Site and an abstract of such Site
                                 Lease Agreement
                 -----------------------------------------------------------------------------
                       9         Construction Documents - The final Construction Documents
                                 for the Site
                 -----------------------------------------------------------------------------
                       10        Lien Releases - All releases of final claims
                                 and waivers of  lien required by the Contract with
                                 respect to such Site
                 -----------------------------------------------------------------------------
                       11        Testing - A written report and/or data set that provides
                                 the results of all tests performed on the Site, including
                                 the Preliminary Site Test and Terrestrial Repeater Unit
                                 Acceptance
                 -----------------------------------------------------------------------------
                       12        Miscellaneous information as agreed to by Owner and
                                 Contractor
                 -----------------------------------------------------------------------------
                       13        Site Specific RF Safety Plan
                 -----------------------------------------------------------------------------
                       14        Site Specific Regulatory Compliance Documentation
                 -----------------------------------------------------------------------------


                                                                  CONFIDENTIAL



                                  ATTACHMENT 10

                             FORM OF LEASE ABSTRACT

Site Number                                Site Name
              --------------------                    ------------------------


Type of property  -

         -  Rooftop

         -  Rawland

         -  Colo

Property Owner
                -----------------------------------------------------

Lessor  (if different from Owner)
                                -------------------------------------

Lease or License
                -----------------------------------------------------

Initial Term
            ---------------------------------------------------------

Renewal
       --------------------------------------------------------------


Rent
       --------------------------------------------------------------


Escalation?
            ---------------------------------------------------------

Current Equipment
                  ---------------------------------------------------

LLC approval of plans
                      -----------------------------------------------

Construction considerations
                            -----------------------------------------

         ------------------------------------------------------------

LLC approval required for additional
                                     --------------------------------

Insurance Requirements
                        ---------------------------------------------

Access restrictions
                     ------------------------------------------------

Assignable        ---------------------------------------------------

Other terms
              -------------------------------------------------------

              -------------------------------------------------------

                                                                    CONFIDENTIAL

Title defects
               -----------------------------------------------------

                ----------------------------------------------------

                ----------------------------------------------------

                                                                  CONFIDENTIAL



                                  ATTACHMENT 11

                           CONTENTS OF ZONING ANALYSIS

The Zoning Analysis shall consist of a Zoning Analysis and Building Permit Report, per zoning jurisdiction, consisting of the following:

                  1. Pertinent sections of zoning documentation specific to the terrestrial repeater equipment installation highlighted, in actual documents such as ordinances, codes, rules & regulations.

                  2. Explanation/summary of jurisdiction permitting/not permitting repeater installations, including Contractor's determination for each Site in the applicable City as to whether such Site may be constructed under a building permit or zoning variance.

                  3. Addresses, titles and contact names, phone numbers, hours and days of operation for each department.

                  4.       Timelines from application to permitting.

                  5.       A fee schedule when applicable.

                  6. Description of the nature or purpose of hearings and meetings that may require Contractor representation and normal hearing date schedules.

                  7. A & E requirements and documents required to be submitted with zoning applications or building permits.

                  8. A description of the zoning and building permit application & process per zoning jurisdiction.

                  9. Local generic specifications of structural/mechanical design and wind loading requirements.

                  10. Any special zoning studies (noise, EMF, etc.) and the identity of any other entity that may have to be approached for the approval and installation of an antenna facility.

                  11. Any known upcoming plans to change ordinances, any moratoriums or pending moratorium, when and possible impact.

                  12.      Jurisdiction zoning maps.

                  13.      Recommended strategies for obtaining all permits.

                  14.      Executive Synopsis.

                                                                  CONFIDENTIAL



                                  ATTACHMENT 12

                              PRELIMINARY SITE TEST

1. ANTENNA VISUAL CHECK: Contractor shall verify by observation that transmit and receive antennas are oriented correctly in the azimuth and elevation planes. Antenna check applies to GPS antenna should one be installed on the Site.

2. RF CABLE SWEEP TEST: Contractor shall perform a VSWR sweep for each coaxial cable to verify cable integrity.

3. AC POWER: Contractor shall perform continuity checks and voltage measurements to verify that the power circuits are installed properly.

4. GROUNDING: Contractor shall perform ground resistance checks to verify that the ground system is installed properly.

                                                                  CONFIDENTIAL



                                  ATTACHMENT 13

                    TERRESTRIAL REPEATER UNIT ACCEPTANCE TEST

         The following functional test procedure shall be performed to verify functional operation of the terrestrial repeater equipment subsequent to site delivery. These procedures shall be considered as preliminary and will be further detailed in the site installation manuals that will accompany the equipment. In any case, steps 3-5 below, should not require in excess of two (2) man-hours for installation technician(s).

1. All required signal and power cabling for repeater installation shall be in place prior to the functional tests. This includes:

                  [







                                                                  ]

         Presence of the correct voltage for (a) and dial tone for (d) shall be verified.

2. Equipment shall be uncrated and inspected for physical damage. If no indication of damage is observed, equipment shall be moved to previously prepared equipment pad.

3.       All physical connections listed in (1) shall be made.

4. Equipment shall be powered up using factory-described procedures. Condition of relevant monitor lamps shall be recorded.

5. Through notebook PC connection with repeater local NMS port, each repeater sub-unit shall be powered on and operational screens used to verify correct operation.

                                                                  CONFIDENTIAL


                                  ATTACHMENT 14

                            ISOLATION SPECIFICATIONS

                                  ATTACHMENT 14

                            ISOLATION SPECIFICATIONS


1.0  Introduction

Contractor shall design repeater sites in such a way as to prevent degradation of the satellite signal by the repeater transmitted signal. Contractor shall position antennas so that there is sufficient isolation to maintain transmitter interference below the calculated maximum allowed interference, including a margin. Calculations of maximum interference shall be site specific, using satellite power levels for the geographic area and repeater transmit power associated with each specific site.

2.0  Specification Parameters

Contractor shall pre-calculate the interference level using the design site parameters (fixed and variable) developed under the Interim Services Agreement and approved by Owner. The critical parameter will be the "Required C/(N+I) parameter," which shall be used as the baseline signal at the receive antenna port for acceptable operation.

Contractor will develop for Owner's approval two sample isolation calculations using the fixed and variable parameters. The calculation result shown on the "Isolation Margin" line shall determine if the site configuration is a) acceptable without isolation measurements, b) requires measurement or c) must be reconfigured for better isolation performance.

The process for performing actual calculations and measurements is provided in Exhibit A, Attachment 1.

3.0  Specification Limits

[
















                        ]




                            Attachment B - Exhibit 14

4.0  Reports

Results of isolation margin calculations shall be included in the Candidate Site Package. Results of each isolation test shall be set forth in a report delivered to Owner and included in the Candidate Site Package.




                            Attachment B - Exhibit 14

-----------------------------------------------------------------------------------------------------------------------------------
                                      XM RADIO PROJECT SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
[






















































































                                                                               ]

[























































































        ]




                                  [           ]

[



























































                                             ]

                                                                    CONFIDENTIAL


                                    CONTRACT

                                       FOR

                          ENGINEERING AND CONSTRUCTION

                                       OF

                       TERRESTRIAL REPEATER NETWORK SYSTEM


                                 BY AND BETWEEN


                             XM SATELLITE RADIO INC.


                                       AND


                             LCC INTERNATIONAL, INC.

                                    EXHIBIT C

          CONTRACT PRICING, PAYMENTS AND MILESTONE ACHIEVEMENT CRITERIA



                             CONFIDENTIALITY NOTICE

THIS ATTACHED CONTRACT AND THE INFORMATION CONTAINED HEREIN IS CONFIDENTIAL TO XM SATELLITE RADIO INC. AND LCC INTERNATIONAL, INC., AND SHALL NOT BE PUBLISHED OR DISCLOSED TO ANY THIRD PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF A DULY AUTHORIZED REPRESENTATIVE OF XM SATELLITE RADIO INC. AND LCC INTERNATIONAL, INC.

                                                                    CONFIDENTIAL


1.         GENERAL

           1.1       INTRODUCTION

                     The pricing for the Work is set forth below for each of the Disciplines (as defined in Exhibit B (SOW)) and other items. The pricing components that comprise the Contract Sum are generally described in Section 1.2 below. Except as set forth herein, the pricing set forth in this Exhibit C includes all costs of transportation, shipping, handling, warranties (as such warranties are described in Article 10 of the Terms and Conditions) for the items of the Work to which such pricing relates, as well as services, responsibilities, equipment and other products and materials not specifically described in Exhibit B (SOW) that are incidental to and reasonably required for the proper provision of the Work. All invoicing and payment terms shall be in accordance with the requirements of Article 5 of the Terms and Conditions.

                     The "Milestone Payments" and the "Milestone Achievement Criteria", including description of all Work Units (as defined below) comprising such Milestone Achievement Criteria, are defined in Attachment 1.1 hereto.

           1.2       PRICING COMPONENTS

                     The components of the pricing are described below:

                     (a) Firm Fixed Pricing: The fixed prices set forth in this Exhibit C cover the services, labor, materials and testing required to complete each Discipline on a Site basis in accordance with the requirements of Exhibit B (SOW), except for those items of Work specifically identified as being payable on the basis of Unit Pricing, Cost-Plus Pricing, Task Order Pricing, or as Permitted Reimbursable Expenses or Pass-Through Expenses, or "Default Pricing". For clarification purposes, a Discipline's "Fixed Price Amount" (e.g., "RF Fixed Price Amount", "ZN Fixed Price Amount") refers to the fixed price per Site for such Discipline.

                     (b) Unit Pricing: The Work described in Attachment 1.2(b) (e.g., certain Construction, Labor and Materials, Additional A&E Services) hereto will be priced on a per unit basis (e.g., per linear foot of cabling) as set forth in such Attachment and will be paid on a monthly basis pursuant to an invoice upon completion of such Work in accordance with the requirements of the Contract.

                     (c) Task Order Pricing: For the Work that is identified in this Exhibit C as being priced on the basis of Task Order Pricing, or for other work outside the scope of the Work under the Contract as requested by Owner or Contractor, Contractor will provide Owner with a Task Order describing the scope of work, schedule, associated pricing and payment terms for such task. Prior to commencement of any work under any Task Order, Contractor and Owner will mutually agree as to the scope, schedule, pricing and payment terms of such Task Order.

                               (i) Any such Task Orders agreed to on a "Time and Materials" basis will be invoiced based on (x) the hourly rates of the applicable Contractor

                                                                    CONFIDENTIAL


                                          personnel, as set forth in Attachment
                                          1.2 (c) hereto, plus (y) Contractor's
                                          actual, direct, out-of-pocket and
                                          reasonable business expenses (invoiced
                                          at 103% of costs); any single business
                                          expense in excess of $2,000.00
                                          requires Owner's written consent prior
                                          to expenditure. There will be no
                                          additional costs under such Time and
                                          Materials Pricing related to
                                          Contractor General Conditions Costs
                                          (as defined in the Terms and
                                          Conditions), general and
                                          administrative costs, home office
                                          overhead or profit, except as
                                          otherwise agreed to by the Parties in
                                          writing pursuant to a Task-Order.

                               (ii) Any such Task Order agreed to on a "Cost-Plus" basis will be invoiced in accordance with Section 1.2 (d) below.

                               (iii) Unit Pricing, where applicable, will apply to any such Task Order Pricing.

                               (iv) The terms of Permitted Reimbursable Expenses and Pass-Through Expenses set forth below, where applicable, will apply to any such Task Order Pricing.

                     (d) Cost-Plus Pricing: For Work that is identified in this Exhibit C as being priced on the basis of Cost-Plus Pricing, Owner will be invoiced for the costs incurred by Contractor in performing the task in an amount equal to (x) actual, direct labor and material costs incurred in performing such Work plus (y) a mark-up of ten percent (10%) of the amount in clause (x) to compensate Contractor for its General Conditions Costs (as defined in the Terms and Conditions), general and administrative costs, home office overhead and profit.

                     (e) Permitted Reimbursable Expenses: Contractor will invoice Owner an amount equal to the actual, direct, out-of-pocket and reasonable expenses incurred by Contractor as Permitted Reimbursable Expenses, as specified in Attachment 1.2(e) attached hereto. Contractor represents that the Permitted Reimbursable Expenses listed on Attachment 1.2(e) constitute a reasonable estimation of the expenses that are likely to be incurred by Contractor in performing the Work. Notwithstanding the foregoing, Contractor shall notify Owner and obtain Owner's written consent before incurring any single Permitted Reimbursable Expense in excess of $2,000. In addition, Contractor shall not incur any Permitted Reimbursable Expense appearing in Part II of Attachment 1.2(e) hereto or any other expense not listed on Attachment 1.2(e), without obtaining Owner's prior written consent. Owner shall pay Contractor a handling fee equal to three percent (3%) of the Permitted Reimbursable Expenses, which handling fee, in the aggregate, shall not exceed $60,000 per year.

                     (f) Pass-Through Expenses: Owner will be invoiced for one hundred percent (100%) of the expenses identified as Pass-Through Expenses in Attachment 1.2(e) attached hereto to the extent incurred by Contractor in performing the Work.

                     (g) Default Pricing: In the event the Terms and Conditions specify that "Default Pricing" shall apply, such work will be invoiced to Owner on a (i) "Time and Materials" Pricing basis, based on the hourly rates of the applicable Contractor personnel, set forth in Attachment 1.2
(c) hereto

                                                                    CONFIDENTIAL


plus Contractor's actual, direct, out-of-pocket and reasonable business expenses (invoiced at 103% of cost; any single expense in excess of $2,000.00 requires Owner's written consent prior to expenditure). There will be no additional costs under such Time and Materials Pricing related to Contractor General Conditions Costs (as defined in the Terms and Conditions, excluding those costs related to Contractor demobilization, non-productive labor (i.e., idle time relating to a suspension of Work due to Customer's fault) and remobilization, where applicable), general and administrative costs, home office overhead or profit; or (ii) "Cost-Plus" Pricing basis in accordance with Section 1.2 (d) above for Work subcontracted to third party(ies) by Contractor.

                     (h) Owner Cancelled Sites: In the event Work on a Site is cancelled in writing by Owner through no fault of Contractor, Contractor is entitled to payment for the percentage of such Work actually completed at the time of notice of cancellation.

           1.3       DEFINITIONS

           (a) "Normal-Area", "Medium-Area", and "Wide-Area" Sites are defined as follows:

                            (i) "Normal-Area Site": A Normal-Area Site is a Site
                            with a [        ] repeater mounted on a low-level
                            structure that covers a nominal area within an urban center or suburban area, typically 1-5 miles in diameter depending on obstructions.

                            (ii) "Medium-Area Site": A Medium-Area Site is a
                            Site with a [       ] repeater that is elevated such
                            that the Site covers approximately the same area as 2-5 Normal-Area Sites, or a 2000-watt repeater site at a nominal elevation such that it covers approximately the same area as 2-5 Normal-Area Sites.

                            (iii) "Wide-Area Site": A Wide-Area Site is a Site
                            with a [        ] or a [         ] repeater that is
                            elevated such that the Site covers a major part of an entire City, and such that special analysis and measurements are required to prevent simulcast interference with other Sites in the City Network.

           (b) As used in this Exhibit C, the terms "Standard Site 1", "Standard Site 2", "Standard Sites" and "Non-Standard Sites" have the meanings attributed to them in Section 7 (Site Construction) herein and such terms apply only in the Architecture and Engineering (A & E) and Site Construction context.

           (c) The term "Work Unit" means those tasks comprising a Discipline as further described in Attachment 1.1 (Milestone Payments and Milestone Achievement Criteria). Work Units are identified throughout this Exhibit C with reference to the applicable Discipline and Work Unit number (for example, "RF1", "SA2", "RC3").

           (d) All other terms used in this Exhibit C have the meanings attributed to them in the Contract.

                                                                    CONFIDENTIAL


2.         PROJECT MANAGEMENT SERVICES

           2.1       FIRM FIXED PRICING

                     The Work described in Section 2 (Program Management) and
Section 7.2 (Construction Management) of Exhibit B (SOW) (hereinafter collectively referred to as "Project Management Services") will be priced on a firm fixed price basis and is included in the per Site price determined in accordance with the table set forth in Section 2.1.1 below (the "Project Management Fixed Price Amount").

                     2.1.1     FIXED PRICE AMOUNT AND PAYMENT TERMS

           The Project Management Fixed Price Amount set forth in the table below will be paid for each Site in accordance with this Section 2.1.

---------------------------------------------------------------------------------------------------------------------------------
      Work Unit           Percentage of                                          Fixed Price per Site Amount
         ID             Project Management
                        Fixed Price Amount
---------------------------------------------------------------------------------------------------------------------------------
                                              Normal-Area Site                  Medium-Area Site                   Wide-Area Site

---------------------------------------------------------------------------------------------------------------------------------
         M1                     90%           [                                                                               ]

---------------------------------------------------------------------------------------------------------------------------------
         M2                     10%           [                                                                               ]

---------------------------------------------------------------------------------------------------------------------------------
       Project                 100%           [                                                                               ]
     Management
     Fixed Price
       Amount
---------------------------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


           (a) M1: Ninety percent (90%) of the Project Management Fixed Price Amount shall be payable in equal monthly installments ("Work Unit M1") based on the estimated site count of 1,578 Sites (for all Cities) amortized over the term of the Contract and is subject to a one-time final adjustment upon the "Project Completion Date" (defined as the date upon which all Cities have achieved Acceptance and all Work has been satisfactorily completed in accordance with the requirements of the Contract) pursuant to Section 2.1.2 below. The total monthly installment for all Sites across all Cities is equal to:

                     (1,578 Sites x [           ]/N months (where N equals the
                     number of full months from Notice to Proceed to [
                           ]

                     Payment for such monthly installment shall commence on the first full month following the date a Notice to Proceed is deemed to be issued pursuant to Article 3.2 of the Terms and Conditions.

           (b) M2: The remaining ten percent (10%) of the Program Management Fixed Price Amount ("Work Unit M2") for the actual number of Sites completed across all Cities shall be paid at Project Completion Date and is calculated as follows:

                     M2 = (Actual Number of Sites at Project Completion Date x
                     [          ].

                     2.1.2 FINAL ADJUSTMENT TO AGGREGATE MONTHLY INSTALLMENT AMOUNT

           The aggregate amount paid in monthly installments by Owner to Contractor will be adjusted to account for any change in the number of Sites from 1,578 to the actual number of completed Sites across all Cities at the Project Completion Date, it being understood that in no event shall the total amount paid under this Section 2 for Project Management exceed the Project Management Fixed Price Amount multiplied by the actual Site count at Project Completion Date. Notwithstanding the foregoing, Contractor will be entitled to a percentage of the Project Management Fixed Price Amount equal to the Project Management Services Work completed for any Site that is cancelled by Owner through no fault of Contractor.

           The final adjustment will be determined as follows:

                               (a)   If the number of Sites at Project
                                     Completion Date is greater than 1,578,
                                     Owner shall pay Contractor, within thirty
                                     (30) days of the Project Completion Date,
                                     the amount equal to [             ] x (A -
                                     S)) where A is the number of actual
                                     completed Sites at Project Completion Date and S equals 1,578.

                               (b) If the number of completed Sites at Project Completion Date is less than 1,578, Owner shall be entitled to an amount equal to
                                     [             ] x (S - A)) where S

                                                                    CONFIDENTIAL


                                     equals 1,578 and A is the number of actual completed Sites at Project Completion Date. Owner shall be entitled to deduct such amount from outstanding invoices; Contractor shall promptly pay the remaining difference to Owner.

           2.2       UNIT PRICING

                     Not applicable.

           2.3       TASK ORDER PRICING

                     Not applicable.

           2.4       COST-PLUS PRICING

                     Not applicable.

3.         RF ENGINEERING

           3.1       FIRM FIXED PRICING

                     The Work described in Section 3, Section 9 and Section 7.6 of Exhibit B (SOW), excluding any Work described in Section 3.2 and Section 3.3 below, will be priced on a firm fixed price basis and is included in the per Site price determined in accordance with the table set forth below (the "RF Fixed Price Amount").

                                                                    CONFIDENTIAL


                     The RF Fixed Price Amount will be paid on a Site-by Site basis in accordance with Attachment 1.1 (Milestone Payments) hereto. For clarification purposes, the table below sets forth the pricing associated with each Work Unit comprising the RF Fixed Price Amount.

---------------------------------------------------------------------------------------------------------

    WORK UNIT                                           FIXED PRICE PER SITE AMOUNT*
        ID
---------------------------------------------------------------------------------------------------------
                     NORMAL-AREA SITE                   MEDIUM-AREA SITE                  WIDE-AREA SITE
---------------------------------------------------------------------------------------------------------
       RF1          [                                                                                 ]
---------------------------------------------------------------------------------------------------------
       RF2          [                                                                                 ]
---------------------------------------------------------------------------------------------------------
       RF3          [                                                                                 ]
---------------------------------------------------------------------------------------------------------
       RF4          [                                                                                 ]
---------------------------------------------------------------------------------------------------------
       RF5          [                                                                                 ]
---------------------------------------------------------------------------------------------------------
       RF6          [                                                                                 ]
---------------------------------------------------------------------------------------------------------
     RF FIXED       [                                                                                 ]
      PRICE
      AMOUNT
---------------------------------------------------------------------------------------------------------

           *The RF Fixed Price Amount includes, for each Search Ring identified, performance of RF Engineering Work referenced above that is reasonably required in such Search Ring to either (i) select a viable Primary Site and complete the Work required for such Site or (ii) disqualify such Search Ring as a viable area for selection of a viable Primary Site. In the event a viable Primary Site cannot be found and/or all required Work cannot be completed on a Site within such Search Ring, Contractor will notify Customer of the need to reissue/redesign such Search Ring. Upon Owner's prior written approval of any reissuance/redesign of a Search Ring, Contractor is entitled to payment for RF Engineering Work performed within the reissued/redesigned Search Ring in accordance with this Section 3.

           3.2       UNIT PRICING

                     Contractor will invoice Owner for Isolation Testing services in accordance with the unit price set forth in Attachment 1.2(b) in the event such testing is required pursuant to Section 3.4(e) of Exhibit B (SOW).

                                                                    CONFIDENTIAL


           3.3       TASK ORDER PRICING

                     RF Engineering Work requested in writing by Owner that is outside the scope of the Work described in Section 3 of Exhibit B (SOW) will be priced on the basis of Task Order Pricing in accordance with Section 1.2 (c) above.

           3.4       COST-PLUS PRICING

                     Not applicable.

4.         SITE ACQUISITION

           4.1       FIRM FIXED PRICING

                     The Work described in Section 4 of Exhibit B (SOW), excluding any Work described in Section 4.3 below, will be performed on a firm fixed price basis and is included in the per Site price determined in accordance with the table set forth below (the "SA Fixed Price Amount").

                     The SA Fixed Price Amount will be paid on a Site-by-Site basis in accordance with Attachment 1.1 (Milestone Payments). For clarification purposes, the table below sets forth the pricing associated with each Work Unit comprising the SA Fixed Price Amount.

----------------------------------------------------------------------------------------------------------------------------
                         PERCENTAGE OF
     WORK UNIT             SA FIXED                                   FIXED PRICE PER SITE AMOUNT*
        ID               PRICE AMOUNT

----------------------------------------------------------------------------------------------------------------------------
                                            STANDARD                          MEDIUM                            WIDE
----------------------------------------------------------------------------------------------------------------------------
       SA1                   25%            [                                                                              ]
----------------------------------------------------------------------------------------------------------------------------
       SA2                   45%            [                                                                              ]
----------------------------------------------------------------------------------------------------------------------------
       SA3                   30%            [                                                                              ]
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     SA FIXED               100%            [                                                                              ]
      PRICE
      AMOUNT
----------------------------------------------------------------------------------------------------------------------------

           *The Work Unit Fixed Price Amount for "SA1" includes, for each Search Ring identified, performance of such Site Acquisition Work referenced above that is reasonably required in such Search Ring to either (i) select a viable Primary Site and complete the Work required for such Site or (ii) disqualify such Search Ring as a viable area for selection of a viable Primary Site. In the event a viable Primary Site cannot be found and/or all required Work cannot be completed on a Site within such Search Ring, Contractor will notify Customer of the need to reissue/redesign such Search Ring. Upon Owner's written approval of any reissuance/redesign of a Search Ring, Contractor is entitled to payment for SA1 performed within the reissued/redesigned Search Ring in accordance with this
Section 4.

                                                                    CONFIDENTIAL


           *The Work Unit Fixed Price Amount for each of "SA2" and "SA3" includes such Site Acquisition Work for one Primary Site within a Search Ring. In the event and to the extent Contractor performs such Work on a viable Primary Site and such Primary Site is disqualified and abandoned through no fault of Contractor and Work Units SA2 and SA3 are then performed on a newly selected viable Primary Site within the same Search Ring, Contractor is entitled to fifty percent (50%) of the Work Unit Fixed Price Amount for such Work completed for the additional Primary Sites in such Search Ring in accordance with this Section 5; provided, however, Contractor will not, without Owner's prior written approval, perform Work Units SA2 or SA3 for more than three (3) Primary Sites if Normal-Area Sites, two (2) Primary Sites if Medium-Area Sites and one (1) Primary Site if a Wide-Area Site or reissue/redesign any Search Ring. Upon Owner's prior written approval of any reissuance/redesign of a Search Ring, Contractor is entitled to payment for Site Acquisition Work performed within the reissued/redesigned Search Ring in accordance with this Section 4.

           4.2       UNIT PRICING

                     Not applicable.

           4.3       TASK ORDER PRICING

                     Contractor services relating to securing additional title assurance beyond preliminary title report, as requested by Owner, will be priced on the basis of Task Order Pricing in accordance with Section 1.2 (c) above.

           4.4       COST-PLUS PRICING

                     Not applicable.

5.         ARCHITECTURE AND ENGINEERING ("A&E", "AE")

           5.1       FIRM FIXED PRICING

           The Work described in Section 5 of Exhibit B (SOW), excluding any Work described in Section 5.2 and Section 5.4 below, will be performed on a firm fixed price basis and is included in the per Site price determined in accordance with the table set forth below (the "AE Fixed Price Amount").

                                                                    CONFIDENTIAL


           The AE Fixed Price Amount will be paid on a Site-by-Site basis in accordance with Attachment 1.1 (Milestone Payments). For clarification purposes, the table below sets forth the pricing associated with each Work Unit comprising the AE Fixed Price Amount.

----------------------------------------------------------------------------------------------------------
                         PERCENTAGE OF                          FIXED PRICE PER SITE AMOUNT*
    WORK UNIT              AE FIXED
        ID               PRICE AMOUNT

----------------------------------------------------------------------------------------------------------
                                            STANDARD  SITE
                                            (1 OR 2) (PRICING FOR             NON-STANDARD SITE
                                            NORMAL, MEDIUM
                                            AND WIDE-AREA SITES,
                                            AS APPLICABLE)
----------------------------------------------------------------------------------------------------------
      AE1(a)                 25%            [           ]                     Pricing pursuant to Section
---------------------------------------------------------------------         5.3 below*.
      AE1(b)                 25%            [           ]
---------------------------------------------------------------------
       AE2                   30%            [           ]
---------------------------------------------------------------------
       AE3                   10%            [           ]
---------------------------------------------------------------------
       AE4                   10%            [           ]
---------------------------------------------------------------------
     AE FIXED               100%            [           ]
      PRICE
      AMOUNT
----------------------------------------------------------------------------------------------------------


           *The Work Unit Fixed Price Amount for each of the Work Units above includes such A & E Work referenced above for one viable Primary Site within a Search Ring. In the event and to the extent Contractor performs such Work on a viable Primary Site and such Primary Site is disqualified and abandoned through no fault of Contractor, and the Work Units are then performed on a newly selected Primary Site within the same Search Ring, Contractor is entitled to fifty percent (50%) of the Work Unit Fixed Price Amount for such Work completed for the additional Primary Site in such Search Ring in accordance with this
Section 5; provided, however, Contractor will not, without Owner's prior written approval, perform any of the Work Units for more than three (3) Primary Sites if Normal-Area Sites, two (2) Primary Sites if Medium-Area Sites and one (1) Primary Site if Wide-Area Sites or reissue/redesign any Search Ring. Upon Owner's prior written approval of any reissuance/redesign of a Search Ring, Contractor is entitled to payment for A & E Work performed within the reissued/redesigned Search Ring in accordance with this Section 5.

           5.2       UNIT PRICING

                     To the extent the services, materials and labor listed in Attachment 1.2(b) under the heading "Roof-Top Additional A&E Services" are provided by Contractor, Contractor will invoice Owner for such services, materials and labor in accordance with the unit prices set forth in Attachment 1.2(b).

                                                                    CONFIDENTIAL


           5.3       COST-PLUS PRICING

           In the event and to the extent A & E Work for a Non-Standard Site exceeds the Work required for a Standard Site, the price for such additional A & E Work will be invoiced on a Cost-Plus Pricing basis in accordance with Section
1.2 (d) above, with the "Cost" portion of such additional A & E work to be determined as follows:

                               (i) Contractor will solicit and provide Owner three (3) competitive firm fixed price bids detailing the scope, pricing and schedule for such additional A & E work and Contractor and Owner will mutually agree as to the bid to accept; or

                               (ii) In the event the competitive bidding process described in paragraph (i) above is not practical, then upon Owner's request, an independent assessment of Contractor's price proposal for such additional A & E work will be conducted by a qualified third party that has been mutually selected by Contractor and Owner (hereinafter referred to as "A & E Consultant"). In the event and to the extent such A & E Consultant rejects Contractor's proposal (in whole or in part), Contractor will revise such proposal in accordance with the A & E Consultant's reasonable determination and resubmit its proposal. In such event, the scope of work, schedule and price for such additional A & E services shall be as reasonably determined by such A&E Consultant. The cost of such A & E Consultant shall be paid by Owner as a Permitted
                                          Reimbursable Expense pursuant to
                                          Section 1.2 (e) above.

                               (iii)      In addition, the provisions of
                                          Sections 1.2 (e) and 1.2 (f) above
                                          shall apply to any Permitted
                                          Reimbursable Expense or Pass-Through
                                          Expense, as applicable.

           5.4       TASK ORDER PRICING

           Upon Owner's prior written approval, A&E Work pursuant to Section 5(b)(i) of Exhibit B (SOW) (i.e., Complete Structural Analysis of a Site (but not architectural and engineering review fees charged by building/property owners which is included in the per Site price determined in accordance with
Section 5.1 above)) and A&E work that is outside the scope of the Work described in Section 5 of Exhibit B (SOW) will be priced on the basis of Cost-Plus Pricing in accordance with Section 1.2 (d) above; such A&E work outside the scope of Exhibit B (SOW) includes the following:

                     -      Services relating to landscape architecture

                     -      Geotechnical and Geodetic Surveys

                     -      Engineering Topographic Surveys and Plats

                     - Designs for building upgrades, modifications and repairs

                                                                    CONFIDENTIAL


                     -      Designs for specialty antenna support structures

                     -      Ground resistivity tests

6.         ZONING ("ZN")

           6.1       FIRM FIXED PRICING

           The Work described in Section 6 of Exhibit B (SOW) will be performed on a firm fixed price basis and is included in the per Site price determined in accordance with the table set forth below (the "ZN Fixed Price Amount").

           The ZN Fixed Price Amount will be paid on a Site-by-Site basis in accordance with Attachment 1.1 (Milestone Payments). For clarification purposes, the table below sets forth the pricing associated with each Work Unit comprising the ZN Fixed Price Amount.

--------------------------------------------------------------------------------------------------------------------------------
                        PERCENTAGE OF
    WORK UNIT              ZN FIXED                                      FIXED PRICE PER SITE AMOUNT*
       ID               PRICE AMOUNT

--------------------------------------------------------------------------------------------------------------------------------
                                            NORMAL-AREA SITE                  MEDIUM -AREA SITE                 WIDE-AREA SITE
--------------------------------------------------------------------------------------------------------------------------------
       ZN1                   50%            [                                                                              ]
--------------------------------------------------------------------------------------------------------------------------------
       ZN2                   40%            [                                                                              ]
--------------------------------------------------------------------------------------------------------------------------------
       ZN3                   10%            [                                                                              ]
--------------------------------------------------------------------------------------------------------------------------------
     ZN FIXED               100%            [                                                                              ]
      PRICE
      AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

           *The ZN Fixed Price Amount includes, for each Search Ring identified, performance of ZN Work referenced above that is reasonably required in such Search Ring to either (i) select a viable Primary Site and complete the Work required for such Site or (ii) disqualify such Search Ring as a viable area for selection of a viable Primary Site. In the event a viable Primary Site cannot be found and/or all required Work cannot be completed on a Site within such Search Ring, Contractor will notify Customer of the need to reissue/redesign such Search Ring. Upon Owner's prior written approval of any reissuance/redesign of a Search Ring, Contractor is entitled to payment for ZN Work performed within the reissued/redesigned Search Ring in accordance with this Section 6.

           6.2       UNIT PRICING

                     Not applicable.

                                                                    CONFIDENTIAL


           6.3       TASK ORDER PRICING

                     As applicable pursuant to Section 1.2 (c) above.

           6.4       COST-PLUS PRICING

                     Not applicable.

7.         SITE CONSTRUCTION

           7.1       SITE CONSTRUCTION ("SC")

                     The Work described in Sections 7.1, 7.3, 7.4, 7.5 and 7.6 of Exhibit B (SOW), excluding the Work described in Section 7.2, 7.3 and 7.4 below, is included in the per Site pricing determined in accordance with this
Section 7.1.

                     (a) Standard Site Design: Construction of a Standard Site 1 or Standard Site 2 (as described in Attachment 7.2 hereto) (collectively referred to as "Standard Sites") will be performed on a firm fixed price basis determined in accordance with the table set forth below ("SC Fixed Price Amount").

                     (b) Non-Standard Site Design: In the event a Site cannot be constructed as a Standard Site and such Site cannot be constructed using additional materials as provided in accordance with Section
                               7.2 below (a "Non-Standard Site"), the price for construction of such Non-Standard Site will be invoiced on a Cost-Plus Pricing basis in accordance with Section 1.2 (d) above, with the "Cost" portion of such Non-Standard Site Construction to be determined as follows:

                               (i) Contractor will solicit and provide Owner three (3) competitive firm fixed price bids detailing the scope, pricing and schedule for construction of such Non-Standard Site and
                                          Contractor and Owner will mutually
                                          agree as to the bid to accept; or

                               (ii) In the event the competitive bidding process described in paragraph (i) above is not practical, then upon Owner's request, an independent assessment of Contractor's price proposal for construction of such Non-Standard Site will be conducted by a qualified third party that has been mutually selected by Contractor and Owner (hereinafter referred to as "Construction Consultant"). In the event and to the extent such Construction Consultant rejects
                                          Contractor's proposal (in whole or in
                                          part), Contractor will revise such
                                          proposal in accordance with the
                                          Construction Consultant's reasonable
                                          determination and resubmit its
                                          proposal. In such event, the scope of
                                          work, schedule and price for
                                          construction of such Non-

                                                                    CONFIDENTIAL

                                          Standard Site shall be as reasonably
                                          determined by such Construction
                                          Consultant. The cost of such
                                          Construction Consultant shall be paid
                                          by Owner as a Permitted Reimbursable
                                          Expense pursuant to Section 1.2 (e)
                                          above.

                                          The Work Units for Site Construction
                                          of a Non-Standard Site will be as set
                                          forth in the table below.

                                          In addition, the provisions of Section
                                          1.2 (e) and 1.2 (f) above shall apply
                                          to any Permitted Reimbursable Expense
                                          or Pass-Through Expense, as
                                          applicable.

                     (c) The SC Fixed Price Amount will be paid on a Site-by-Site basis in accordance with Attachment
                               1.1 (Milestone Payments). For clarification purposes, the table below sets forth the pricing associated with each Work Unit comprising the SC Fixed Price Amount.

-------------------------------------------------------------------------------------------------------------------------
    WORK            PERCENTAGE                               FIXED PER SITE AMOUNT
    UNIT              OF SC
     ID               FIXED
                      PRICE
                      AMOUNT

-------------------------------------------------------------------------------------------------------------------------
                                    STANDARD SITE 1            STANDARD SITE 2            NON-STANDARD SITE
-------------------------------------------------------------------------------------------------------------------------
     SC1               90%          [

                                                                                               ]
-------------------------------------------------------------------------------------------------------------------------
     SC2               10%          [

                                                                                               ]
-------------------------------------------------------------------------------------------------------------------------
   SC FIXED           100%          [                                                             ]
    PRICE
    AMOUNT
-------------------------------------------------------------------------------------------------------------------------

           7.2       UNIT PRICING

                     In the event and to the extent the construction of a Site requires materials, services and labor not included in construction of the Standard Sites or quantities of materials, services and labor

                                                                    CONFIDENTIAL


greater than the quantity required for construction of the Standard Sites, and such materials, services or labor are listed in Attachment 1.2(b) hereto, the price for construction of such Site shall be increased in accordance with the unit prices set forth under the heading "Construction Labor and Materials" in Attachment 1.2(b) hereto.

           7.3       TASK ORDER PRICING.

                     As applicable pursuant to Section 1.2 (c) above.

           7.4       COST-PLUS PRICING

                     In the event and to the extent Contractor becomes aware during actual Site Construction that a Site requires additional work that was both unforseen and materially exceeds the Work contemplated in the price for Site Construction for such Site (as determined pursuant to Section 7.1 above), such additional work will be invoiced on the basis of Cost-Plus Pricing in accordance with Section 1.2 (d) above. Notwithstanding the foregoing, Contractor will not, without Owner's prior written approval, incur costs related to any additional work which would result in an aggregate increase exceeding $1,500.00 of the Site Construction price (as determined pursuant to Section 7.1 above) for any Site.

8.         SOFTWARE

           (a) Contractor will provide Owner with a license to use the following software in accordance with Article 17(c) of the Terms and Conditions:


-------------------------------------------------------------------------------------------------------
                                         SOFTWARE UNIT PRICES

-------------------------------------------------------------------------------------------------------
                       ITEM                             NO. UNITS         UNITS           UNIT PRICE
-------------------------------------------------------------------------------------------------------
PROGRAM MANAGEMENT TOOL (WINDS)                             1              Each            Included
License for one (1) copy of WINDS as set forth in                                         in Contract
Article 17 of the Terms and Conditions                                                       Sum
-------------------------------------------------------------------------------------------------------


           (b) Upon Owner's written request, Contractor will provide Owner with software licenses for additional copies of Program Management Tool (WINDS) and related support services in accordance with the requirements of Article 17 of the Terms and Conditions. The terms, conditions and pricing of such software and services will be mutually agreed between the Parties.

                                                                    CONFIDENTIAL


9.         OTHER PRICING

           9.1       SATELLITE RECEIVE ANTENNA AND TRANSMIT ANTENNA

                     Owner shall pay Contractor the firm fixed prices set forth in Attachment 9.1 hereto for each satellite receive antenna and transmit antenna provided by Contractor in accordance with the requirements of Section 10 of Exhibit B (SOW).

           9.2       INTERIM MAINTENANCE SERVICES

                     Contractor will provide the following interim maintenance services and equipment as follows:

           (a)       Interim Maintenance Site Visit  (in accordance with the
                     requirements of Article 8(a) of Exhibit B (SOW)) : [   ]
                     per site

           (b) Interim Maintenance Program Equipment : To be invoiced as a Reimbursable Expense in accordance with Section 1.2(e) above, upon Owner's approval prior to expenditure.

           (c) Interim Fault Correction Maintenance Services: Will be provided by Contractor as requested by Owner in writing in accordance with the requirements of Section 8(b) of Exhibit B (SOW); such services will be priced on the basis of Task Order Pricing in accordance with Section 1.2(c) above.

           Owner shall pay for such services and equipment, on a Site-by-Site basis, pursuant to monthly invoices provided by Contractor (in accordance with the requirements of Article 5.1 of the Terms and Conditions).

           9.3       NETWORK MANAGEMENT TESTING SERVICES

           Upon Owner's written request, Contractor will provide network management testing services in accordance with the requirements of Section 12 of Exhibit B (SOW); such services will be priced on the basis of Task Order Pricing in accordance with Section 1.2(c) above.

10.        REGULATORY COMPLIANCE ("RC")

           10.1      FIRM FIXED PRICING

                     The Work described in Section 11 of Exhibit B (SOW), excluding any Work described in Section 10.3 below, will be priced on a firm fixed price basis and is included in the pricing determined in accordance with the table set forth below ("Fixed Milestone Amounts"). This Regulatory Compliance Work set forth below, except for RC1 and RC2, will be performed and paid on a Site-by-Site basis in

                                                                    CONFIDENTIAL


accordance with Attachment 1.1 (Milestone Payments). For clarification purposes, the pricing associated with each Work Unit comprising the RC Work is set forth below.

           RC1 and RC2 will be performed for all Sites across all Cities and be paid in the fixed amounts set forth below upon satisfactory completion of the corresponding Work Unit Achievement Criteria set forth in Attachment 1.1 hereto.

Work Unit RC1:  The fixed amount of [           ]

Work Unit RC2: The fixed amount of [         ]

Work Units RC3-RC7: as set forth in the table below:

---------------------------------------------------------------------------------------------------------
    WORK UNIT                                        FIXED AMOUNT PER SITE*
        ID
---------------------------------------------------------------------------------------------------------
                     NORMAL -AREA SITE                 MEDIUM-AREA SITE                  WIDE-AREA SITE
---------------------------------------------------------------------------------------------------------
       RC3          [                                                                                ]
---------------------------------------------------------------------------------------------------------
       RC4          [                                                                                ]
---------------------------------------------------------------------------------------------------------
       RC5          [                                                                                 ]

---------------------------------------------------------------------------------------------------------
                    MONOPOLE SITE                      SINGLE TENANT                     MULTI-TENANT
                                                       ROOFTOP SITE                      ROOFTOP SITE

---------------------------------------------------------------------------------------------------------
       RC6          [                                                                               ]
---------------------------------------------------------------------------------------------------------
       RC7          [                                                                               ]
---------------------------------------------------------------------------------------------------------

* The Work Unit Fixed Price Amounts includes, for each Search Ring identified, performance of the Regulatory Compliance Work referenced above that is reasonably required in such Search Ring to either (i) select a viable Primary Site and complete the Work required for such Site or (ii) disqualify such Search Ring as a viable area for selection of a viable Primary Site. In the event a viable Primary Site cannot be found and/or all required Work cannot be completed on a Site within such Search Ring, Contractor will notify Customer of the need to reissue/redesign such Search Ring. Upon Owner's prior written approval of any reissuance/redesign of a Search Ring, Contractor is entitled to payment for Regulatory Compliance Work performed within the reissued/redesigned Search Ring in accordance with this Section 10.

** Price includes all costs related to any Work performed by an environmental contractor/consultant pursuant to Section 11.1(a)(3) of Exhibit B (SOW).

*** Price does not include costs related to Work performed by a FAA consultant pursuant to Section 11.1(a)(5) of Exhibit B (SOW).

                                                                    CONFIDENTIAL


           10.2      UNIT PRICING

                     Not applicable.

           10.3      TASK ORDER PRICING

                     Work directed by Owner and identified as Task Order work pursuant to Section 11.1(a)(4), Section 11.1 (b) and Section 11.2 of Exhibit B
(SOW), and other Work that is outside the scope of that described in Section 11 of Exhibit B (SOW), will be performed on a Task Order basis and priced on the basis of Task Order Pricing in accordance with Section 1.2(c) above.

           10.4      COST-PLUS PRICING

                     Not applicable.

                                                                    CONFIDENTIAL


11.        SYSTEMS ENGINEERING WORK

           For the Work described in Section 13 of Exhibit B (SOW), the fixed price amounts set forth below will be paid upon satisfactory completion of the corresponding Milestone Achievement Criteria (set forth below) in accordance with the requirements of the Contract :

------------------------------------------------------------------------------------------

       MILESTONE ACHIEVEMENT CRITERIA                           MILESTONE PAYMENT AMOUNT
    (IN ACCORDANCE WITH THE REQUIREMENTS
     OF SECTION 13 OF EXHIBIT B (SOW))

------------------------------------------------------------------------------------------
SECTION 13.1 (EXHIBIT B)                                          [                     ]
Delivery of Isolation Test Plan and Procedures
and a package for each tested Site

------------------------------------------------------------------------------------------

SECTION 13.2 (a) AND (b) (EXHIBIT B)                               [                    ]
Owner's Approval of Final RF Engineering
Test Plan and Test Procedures

------------------------------------------------------------------------------------------

SECTION 13.2 (EXHIBIT B) (c) Test Plan                             [                    ]
Validation and delivery of Revised Test Plan
and Procedures

------------------------------------------------------------------------------------------

SECTION 13.3 (EXHIBIT B) Delivery of                              [                     ]
Document detailing Simulcast Delay Analysis
Process

------------------------------------------------------------------------------------------

SECTION 13.4 (EXHIBIT B) Delivery of                               [                    ]
Technical Report detailing Boston Satellite
Comparison Study

------------------------------------------------------------------------------------------

SECTION 13.5 (a) (EXHIBIT B) Completion of                         [                    ]
      Final Critical System Specifications and
      Technical Parameters Report

------------------------------------------------------------------------------------------

SECTION 13.5 (b) (EXHIBIT B) Completion of                        [                      ]
      Cluster Testing Report

------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


           11.2      UNIT PRICING

                     Not applicable.

           11.3      TASK ORDER PRICING

                     As applicable pursuant to Section 1.2 (c) above.

           11.4      COST-PLUS PRICING

                     Not applicable.

12.        ANNUAL ADJUSTMENT TO PRICING

           The pricing herein is subject to annual adjustment beginning July 16, 2001; such adjustment to be calculated using a percent change methodology (whether up or down) based on the Consumer Price Index for All Urban Consumers, not seasonally adjusted, as published by the Department of Labor, Bureau of Labor Statistics (hereinafter "CPI"). For the first adjustment, August 1999 will serve as the base rate period and the CPI Index published closest to but not after July 15, 2001 as the reference point to measure the percent change for such adjustment.

           For the second adjustment on July 16, 2002, the CPI Index published closest to, but not after, July 15, 2001 will serve as the base rate period and the CPI Index published closest to but not after July 15, 2002 as the reference point to measure the percent change for such adjustment. Subsequent adjustments will be made on the 16th of July of each year using the same year-to-year percent change methodology.

           If no CPI Index data is published during the twelve-month period prior to the 16th day of July in any given year, the Parties shall mutually agree upon a substitute Index.

                                                                    CONFIDENTIAL


                                 ATTACHMENT 1.1

         PART I: MILESTONES PAYMENTS AND MILESTONE ACHIEVEMENT CRITERIA

           The following Milestone Payments (1-12) will be paid on a Site-by-Site basis upon satisfactory completion of the corresponding Milestone Achievement Criteria in accordance with the requirements of the Contract. All Work associated with each Work Unit set forth under each Milestone must be satisfactorily completed in accordance with the requirements of the Contract for the Milestone Achievement Criteria to be met and the Milestone Payment to be payable.

           Contractor shall only be entitled to payment for Work Units performed on multiple candidate Sites within a Search Ring where the multiple instances for payment of those Work Units are specifically indicated in this Exhibit C. Any such payments shall be payable upon satisfactory completion of the corresponding Work Unit Achievement Criteria.

---------------------------------------------------------------------------------------------------------------
MILESTONE          MILESTONE ACHIEVEMENT                  MILESTONE             MILESTONE           MILESTONE
 PAYMENT          CRITERIA (APPLICABLE WORK                PAYMENT               PAYMENT             PAYMENT
 NUMBER           UNIT ACHIEVEMENT CRITERIA              AMOUNT FOR            AMOUNT FOR          AMOUNT FOR
               ARE DEFINED IN PART II OF THIS            NORMAL-AREA             MEDIUM             WIDE-AREA
                      ATTACHMENT 1.1)                       SITE               AREA SITE               SITE

---------------------------------------------------------------------------------------------------------------
MILESTONE 1            RF1                               [

                       TOTAL

---------------------------------------------------------------------------------------------------------------
MILESTONE 2            SA1
                       SA2
                       RF2
                       AE1(a)
                       RC3

                       TOTAL

---------------------------------------------------------------------------------------------------------------
MILESTONE 3            RF3

                       RC6**



                       TOTAL
                                                                                                    ]
---------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


---------------------------------------------------------------------------------------------------------------
MILESTONE          MILESTONE ACHIEVEMENT                  MILESTONE             MILESTONE           MILESTONE
 PAYMENT          CRITERIA (APPLICABLE WORK                PAYMENT               PAYMENT             PAYMENT
 NUMBER           UNIT ACHIEVEMENT CRITERIA              AMOUNT FOR            AMOUNT FOR          AMOUNT FOR
               ARE DEFINED IN PART II OF THIS            NORMAL-AREA             MEDIUM             WIDE-AREA
                      ATTACHMENT 1.1)                       SITE               AREA SITE               SITE

---------------------------------------------------------------------------------------------------------------
MILESTONE 4            RC4                                [                                                   ]
                       RC5                                [                                                   ]

                       TOTAL                              [                                                   ]

---------------------------------------------------------------------------------------------------------------
MILESTONE 5            SA3                                [                                                   ]

                       TOTAL                              [                                                   ]

---------------------------------------------------------------------------------------------------------------
MILESTONE 6            ZN1                                [                                                   ]
                       AE1(b)                             [                                                   ]

                       TOTAL                              [                                                   ]

---------------------------------------------------------------------------------------------------------------
MILESTONE 7            AE2                                [                                                   ]
                       ZN2                                [                                                   ]

                       TOTAL                              [                                                   ]

---------------------------------------------------------------------------------------------------------------
MILESTONE 8            SC1*                               [

                       TOTAL                                                                              ]

---------------------------------------------------------------------------------------------------------------
MILESTONE 9            RF4                                [                                                   ]

                       TOTAL                              [                                                   ]

---------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


-----------------------------------------------------------------------------------------------------------------
MILESTONE          MILESTONE ACHIEVEMENT                  MILESTONE             MILESTONE           MILESTONE
 PAYMENT          CRITERIA (APPLICABLE WORK                PAYMENT               PAYMENT             PAYMENT
 NUMBER           UNIT ACHIEVEMENT CRITERIA              AMOUNT FOR            AMOUNT FOR          AMOUNT FOR
               ARE DEFINED IN PART II OF THIS            NORMAL-AREA             MEDIUM             WIDE-AREA
                      ATTACHMENT 1.1)                       SITE               AREA SITE               SITE

-----------------------------------------------------------------------------------------------------------------
MILESTONE 10           SC2*                              Not                  Not                  Not
                                                         applicable;          applicable;          applicable;
                                                         see below*           see below*           see below*

                       AE3                               [                                                      ]
                       AE4                               [                                                      ]

                       RC7**                             Not                  Not                  Not
                                                         applicable;          applicable;          applicable;
                                                         see below**          see below**          see below**

                                                         [                                                     ]
                       TOTAL                             [                                                   ]

-----------------------------------------------------------------------------------------------------------------
MILESTONE 11           RF5                               [                                                     ]
                       ZN3                               [                                                     ]

                       TOTAL                             [                                                     ]

-----------------------------------------------------------------------------------------------------------------
MILESTONE 12           RF6                               [                                                     ]

                       TOTAL                             [                                                     ]

-----------------------------------------------------------------------------------------------------------------


*Pricing for Site Construction Work Units is set forth below:

----------------------------------------------------------------------------------------------------------
                           STANDARD SITE 1             STANDARD SITE 2             NON-STANDARD SITE
----------------------------------------------------------------------------------------------------------
SC1 (90%)                  [


                                                                                             ]

----------------------------------------------------------------------------------------------------------
SC2  (10%)                 [


                                                                                             ]

----------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


** Pricing for Regulatory Compliance Work Units RC6 and RC7 is set forth below:

--------------------------------------------------------------------------------
                       MONOPOLE SITE         SINGLE TENANT       MULTI-TENANT
                                             ROOFTOP SITE        ROOFTOP SITE
--------------------------------------------------------------------------------
         RC6           [                                                    ]

--------------------------------------------------------------------------------
         RC7           [                                                    ]

--------------------------------------------------------------------------------



Notes:

1.     Payment amounts for RC1 and RC2 are set forth in Section 10 herein.

2. Payment amounts and Milestone Achievement Criteria for Systems Engineering Work are set forth in Section 11 herein.

3. Payment amounts for Project Management Services are set forth in Section 2 herein.

4. Pricing and payment amounts for other items (e.g., antennas) are as set forth in this Exhibit C.

                                                                    CONFIDENTIAL


                                 ATTACHMENT 1.1

                     PART II: WORK UNIT ACHIEVEMENT CRITERIA

A Work Unit shall be deemed completed when completed in accordance with the requirements of the Contract.

----------------------------------------------------------------------------------------------------------------
    ID             DISCIPLINE                  WORK UNIT ACHIEVEMENT CRITERIA

----------------------------------------------------------------------------------------------------------------
    SA1            Site Acquisition            CANDIDATE IDENTIFICATION: This Work Unit is achieved when
                                               Contractor has identified and submitted the Site Survey Form to
                                               Owner that have met the Search/Leasing and RF Design
                                               criteria in accordance with the requirements of Section 4 of
                                               Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    SA2            Site Acquisition            SITE QUALIFICATION: This Work Unit is achieved when
                                               Contractor has identified, caravaned, obtained RF engineering's acceptance, ranked/selected and submitted the Site as the
                                               Primary Candidate Site. Contractor shall provide a ranking of the Sites within the Search Area Ring ("SAR") if more than one
                                               Site is examined.

                                               A rejected SAR will be reviewed by RF and Site Acquisition services along with Program Management and Owner to determine if a redesign of a SAR is necessary.

                                               The deliverable is a completed WINDS Candidate Site Ranking
                                               Form justifying such ranking.

                                               This Work Unit shall be accomplished in accordance with the requirements of Section 4 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    SA3            Site Acquisition            SITE LEASE AGREEMENT:  Contractor's submission to Owner of an executable Site Lease Agreement and preliminary title report for such Site in accordance with the requirements of Section 4 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


----------------------------------------------------------------------------------------------------------------
    ID             DISCIPLINE                  WORK UNIT ACHIEVEMENT CRITERIA

----------------------------------------------------------------------------------------------------------------
    ZN1            Zoning                      FILING OF ZONING APPLICATION: This Work Unit is achieved
                                               when Contractor has Submitted and Filed the Primary Site
                                               zoning application request or acceptable evidence to Owner that no zoning approval is required.
                                               The deliverable to Owner is a copy of the zoning application or certification by Contractor that no approval is required.

                                               This Work Unit shall be accomplished in accordance with the requirements of Section 6 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    ZN2            Zoning                      APPROVAL OR DENIAL OF ZONING APPLICATION: This Work Unit is
                                               achieved when the local zoning authority has approved or denied the Primary Site zoning application request or acceptable
                                               evidence to Owner that no zoning approval is required. If the parties determine that a denied Application is not to be appealed by some means, then the SAR will be redesigned.
                                               The deliverable to Owner is a copy of the governmental
                                               authorization action or certification by Contractor that no approval is required.

                                               This Work Unit shall be accomplished in accordance with the requirements of Section 6 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    ZN3            Zoning                      CITY NETWORK ACCEPTANCE in accordance with the requirements of Article 8 of the Terms and Conditions.

----------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


----------------------------------------------------------------------------------------------------------------
    ID             DISCIPLINE                  WORK UNIT ACHIEVEMENT CRITERIA

----------------------------------------------------------------------------------------------------------------
    RF1            RF Engineering              PRELIMINARY CITY NETWORK DESIGN REPORT: A propagation tool will be set up for the market, a satellite blockage plot made, land use plot made, coverage prediction plot made -- and the
                                               terrestrial repeater coverage prediction plots correlated with satellite line of site and land use plots to assure that the
                                               Preliminary City Network Design is a reasonable approximation of the citywide preliminary design goals, in accordance with the requirements of Section 3 of Exhibit B (SOW). The output of the Preliminary Design Report is coverage plots and search area maps with respect to the Defined Coverage Area and exclusion zones of the City within the citywide boundaries.

                                               This Work Unit will be achieved upon Owner's approval of the
                                               Preliminary City Network Design in accordance with the
                                               requirements of Section 3 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    RF2            RF Engineering              PRELIMINARY SITE SELECTION: Contractor shall have selected a primary Site from the Search Ring and initially screened RF, environmental, zoning and leasing sufficiently to confirm that the Site has a reasonable probability of being used as a final
                                               Site. If a Primary Candidate Site cannot be selected from the candidates, then RF and site acquisition services, along with
                                               Program Management, will determine if a redesign of the SAR is necessary. This Work Unit shall be accomplished in accordance with the  requirements Section 3 of Exhibit B (SOW).

                                               The deliverable to Owner is a WINDS Candidate Site Ranking
                                               Form completed in accordance with the requirements of Section
                                               3 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


----------------------------------------------------------------------------------------------------------------
    ID             DISCIPLINE                  WORK UNIT ACHIEVEMENT CRITERIA

----------------------------------------------------------------------------------------------------------------
    RF3            RF Engineering              FINAL SITE SELECTION AND SITE/CLUSTER TEST REPORT: Contractor
                                               shall have technically qualified or rejected the Site
                                               through testing or other means, performed rooftop studies as needed, determined that the zoning, permitting and leasing process has a reasonable probability of success, and that
                                               the Site will not be affected by action on adjacent sites.

                                               The deliverable shall be the Site/Cluster Test Report, including signal strength plot showing the coverage and CW transmission provided by that Site.

                                               This Work Unit shall be accomplished in accordance with the requirements of Section 3 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    RF4            RF Engineering              TERRESTRIAL REPEATER UNIT ACCEPTANCE TEST: The repeater will have been received from the manufacturer, acceptance tested
                                               (prior to installation), installed, and passed a Terrestrial
                                               Repeater Unit Acceptance Test, and the Site is certified as ready for operation and a repeater activation report is
                                               submitted to Owner in accordance with the requirements of
                                               Sections 3 and 7.6 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
   RF5             RF Engineering              CITY NETWORK ACCEPTANCE in accordance with the requirements of Article 8 of the Terms and Conditions.

----------------------------------------------------------------------------------------------------------------
    RF6            RF Engineering              SATELLITE RECEIVE ANTENNA REPOINTING to be performed in
                                               accordance with the requirements of Section 9 of Exhibit B
                                               (SOW).

                                               The deliverable to Owner shall be a certification by Contractor that such repointing has been successfully completed in
                                               accordance with the requirements of Section 9 of Exhibit B
                                               (SOW).

----------------------------------------------------------------------------------------------------------------
    RC1            Regulatory                  POLICY AND ENFORCEMENT SUMMARY REPORTA report will be
                   Compliance                  delivered to Owner, summarizing regulatory policy and
                                               enforcement environment for Environmental, Airspace, FCC
                                               and RF Exposure Compliance requirements in accordance with the requirements of Section 11 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


----------------------------------------------------------------------------------------------------------------
    ID             DISCIPLINE                  WORK UNIT ACHIEVEMENT CRITERIA

----------------------------------------------------------------------------------------------------------------
    RC2            Regulatory Compliance       SYSTEM LEVEL COMPLIANCE PLAN: Policy and process will be
                                               agreed upon by Contractor and Owner for Regulatory
                                               Compliance in accordance with the requirements of Section 11 of Exhibit B (SOW).

                                               The deliverable is a System Level Compliance Plan in
                                               accordance with the requirements of Section 11 of Exhibit B
                                               (SOW).

----------------------------------------------------------------------------------------------------------------
    RC3            Regulatory Compliance       NEPA INITIAL SCREENING: Each candidate within an RF Search
                                               Ring will be evaluated for environmental considerations
                                               applicable to the National Environmental Policy Act. This
                                               evaluation is to select the Primary Candidate Sites by
                                               eliminating sites based upon environmental considerations in accordance with the requirements of Section 11 of Exhibit B
                                               (SOW).

                                               The deliverable is a NEPA Initial Screening report in
                                               accordance the requirements of Section 11 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    RC4            Regulatory Compliance       TRANSACTIONAL SCREENING: The Primary Candidate Site from the
                                               RF Search Ring will be screened for additional environmental considerations in accordance with the requirements of
                                               Section 11 of Exhibit B (SOW).

                                               The deliverable is a Transactional Screening report in
                                               accordance with the requirements of Section 11 of Exhibit B
                                               (SOW).

----------------------------------------------------------------------------------------------------------------
    RC5            Regulatory Compliance       FAA SCREENING & STUDIES: The Primary Sites within the RF
                                               Search Ring will be evaluated. The appropriate FAA studies and filings will be submitted as required in accordance with the requirements of Section 11 of Exhibit B (SOW).

                                               The deliverable to Owner is an FAA Report and/or FAA Impact
                                               Study (if so required) in accordance with the requirements of
                                               Section 11 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


----------------------------------------------------------------------------------------------------------------
    ID             DISCIPLINE                  WORK UNIT ACHIEVEMENT CRITERIA

----------------------------------------------------------------------------------------------------------------
    RC6            Regulatory Compliance       RF EXPOSURE SITE CHARACTERIZATION: The Primary Candidate
                                               Sites will have been evaluated and characterized for RF
                                               Exposure in accordance with the requirements of Section 11 of
                                               Exhibit B (SOW).

                                               The deliverable to Owner is the RF Exposure compliance
                                               evaluation/characterization and mitigation in accordance with the requirements of Section 11 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    RC7            Regulatory Compliance       SITE RF SAFETY PLAN: The documentation for Site RF Safety
                                               Report will be completed in accordance with the requirements of Section 11 of Exhibit B (SOW).

                                               The deliverable is a copy of the Safety Plan and other
                                               documentation required for regulatory compliance.

----------------------------------------------------------------------------------------------------------------
    AE1(a)         Architectural &             SUBMISSION OF LEASING EXHIBIT AND DRAWING PACKAGE
                   Engineering                 Contractor submits the completed Site Acquisition Exhibits and
                                               Drawings Package to Site Acquisition Services and Owner in
                                               accordance with the requirements of Section 5 of Exhibit B
                                               (SOW).

----------------------------------------------------------------------------------------------------------------
    AE1(b)         Architectural &             SUBMISSION OF ZONING EXHIBIT AND DRAWING PACKAGE:
                   Engineering                 Contractor submits the completed Zoning Exhibits and
                                               Drawings to Zoning Services and Owner in accordance with the requirements of Section 5 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    AE2            Architectural &             CONSTRUCTION DOCUMENTS AND BUILDING PERMITS: Contractor
                   Engineering                 submits to Owner completed Construction Drawings and
                                               Documents to the issuance ready stage in accordance with the requirements of Section 5 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    AE3            Architectural &             FINAL "AS BUILT" DRAWINGS: Contractor submits to Owner
                   Engineering                 completed, final "As-Built" drawings in accordance with the requirements of Section 5 of Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


----------------------------------------------------------------------------------------------------------------
    ID             DISCIPLINE                  WORK UNIT ACHIEVEMENT CRITERIA

----------------------------------------------------------------------------------------------------------------
    AE4            Architectural &             COMPLETION OF CONSTRUCTION: Resolution of all punch list
                   Engineering                 items to complete the Site in accordance with the requirements of Section 7 of Exhibit B (SOW).

                                               The deliverable is a copy of the resolved punchlist.

----------------------------------------------------------------------------------------------------------------
    SC1            Site Construction           SUBSTANTIAL COMPLETION: The Site has been constructed to the point where the Site is ready to receive the repeater equipment including all coax, power and telco services have been
                                               provisioned, repeater mounting frame defined and antenna
                                               structure developed and all items satisfactorily tested in accordance with the requirements of Section 7 of Exhibit B
                                               (SOW).

                                               The deliverable to Owner is the Preliminary Site Test Report completed in accordance with the requirements of Section 7 of
                                               Exhibit B (SOW).

----------------------------------------------------------------------------------------------------------------
    SC2            Site Construction           COMPLETION OF CONSTRUCTION: Resolution of all punch list
                                               items to complete the Site in accordance with the requirements of Section 7 of Exhibit B (SOW).

                                               The deliverable is a copy of the resolved punchlist.

----------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


                                ATTACHMENT 1.2(b)

                                   UNIT PRICES

----------------------------------------------------------------------------------------------------------
                            ITEM                                              UNITS              PRICE
----------------------------------------------------------------------------------------------------------
   CONSTRUCTION LABOR, SERVICES & MATERIALS
----------------------------------------------------------------------------------------------------------
   Furnish and Install Ice Bridge (Over 50 feet)                                lf             [         ]
----------------------------------------------------------------------------------------------------------
   Furnish And Install Transformer                                              ea             [         ]
----------------------------------------------------------------------------------------------------------
   Furnish And Install Submeter                                                 ea             [         ]
----------------------------------------------------------------------------------------------------------
   Furnish and Install 1-5/8" Coax Runs (Over 100 feet)                         lf             [         ]

----------------------------------------------------------------------------------------------------------
   Furnish and Install 7/8" Coax (Over 100 feet)                                lf             [         ]

----------------------------------------------------------------------------------------------------------
   Furnish And Install Power Runs (Over 100 feet)                               lf             [         ]

----------------------------------------------------------------------------------------------------------
   Furnish And Install Telco Runs (Over 100 feet)                               lf             [         ]

----------------------------------------------------------------------------------------------------------
   Furnish and install grounding runs (Over 100 feet)                           lf             [         ]

----------------------------------------------------------------------------------------------------------
   Core Drilling                                                                ea             [         ]
----------------------------------------------------------------------------------------------------------
   Slab X-Ray                                                                   ea             [         ]
----------------------------------------------------------------------------------------------------------
   Furnish and Install load center (120/240V, 100A, 12 circuits)                ea             [         ]
----------------------------------------------------------------------------------------------------------
   Furnish and Install meter socket (4 Terminal, 100A)                          ea             [         ]
----------------------------------------------------------------------------------------------------------
   ADDITIONAL RF SERVICES
----------------------------------------------------------------------------------------------------------
   Isolation Testing, RF                                                     Per Site          [         ]
----------------------------------------------------------------------------------------------------------
   ADDITIONAL A&E SERVICES
----------------------------------------------------------------------------------------------------------
   2-C Site Survey W / Certification                                            ea             [         ]

----------------------------------------------------------------------------------------------------------
   Photo Simulations (2 Views)                                                  ea             [         ]
----------------------------------------------------------------------------------------------------------

Abbreviations:                 ea:        each
                               lf:        per foot
                               sf:        per square foot
                               cuyd:      per cubic yard

                                                                    CONFIDENTIAL


                                ATTACHMENT 1.2(c)
                   HOURLY RATE FOR TIME AND MATERIALS PRICING

         ------------------------------------------------------------------------------------
                           LCC INTERNATIONAL, INC.
         ------------------------------------------------------------------------------------
                                    TITLE                                      HOURLY RATE
         ------------------------------------------------------------------------------------
                           General Manager of Ops                                [
         ------------------------------------------------------------------------------------
                          Regional Program Manager
         ------------------------------------------------------------------------------------
                               Market Manager
         ------------------------------------------------------------------------------------
                          Administrative Assistant
         ------------------------------------------------------------------------------------
                          Project Schedule Analyst
         ------------------------------------------------------------------------------------
                             Database Specialist
         ------------------------------------------------------------------------------------
                      Documentation Control Specialist
         ------------------------------------------------------------------------------------
                               System Support
         ------------------------------------------------------------------------------------
                             RF Project Manager
         ------------------------------------------------------------------------------------
                             RF Senior Engineer
         ------------------------------------------------------------------------------------
                             RF Design Engineer
         ------------------------------------------------------------------------------------
                                RF Associate
         ------------------------------------------------------------------------------------
                             RF Local Assistant
         ------------------------------------------------------------------------------------
                           RF Technical Assistant
         ------------------------------------------------------------------------------------
                           Site Acq/Zoning Manager
         ------------------------------------------------------------------------------------
                          Administrative Assistant
         ------------------------------------------------------------------------------------
                                   Lawyer
         ------------------------------------------------------------------------------------
                              Leasing Paralegal
         ------------------------------------------------------------------------------------
                              Leasing Assistant
         ------------------------------------------------------------------------------------
                               NEPA Supervisor
         ------------------------------------------------------------------------------------
                             NEPA Specialist (s)
         ------------------------------------------------------------------------------------
                          Administrative Assistant
         ------------------------------------------------------------------------------------
                         Site Acquisition Supervisor
         ------------------------------------------------------------------------------------
                         Site Acquisition Specialist
         ------------------------------------------------------------------------------------
                              Zoning Supervisor
         ------------------------------------------------------------------------------------
                              Zoning Specialist
         ------------------------------------------------------------------------------------
                            Construction Manager
         ------------------------------------------------------------------------------------
                              Contracts Manager
         ------------------------------------------------------------------------------------
                             Utility Coordinator
         ------------------------------------------------------------------------------------
                        Construction Field Inspector
         ------------------------------------------------------------------------------------
                              Materials Manager
         ------------------------------------------------------------------------------------
                            Materials Coordinator                                      ]
         ------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL


                                ATTACHMENT 1.2(e)

                         PERMITTED REIMBURSABLE EXPENSES

           Owner shall reimburse Contractor for 103% of the costs and expenses set forth below as incurred by Contractor in performance of the services hereunder.

PART I. NO OWNER CONSENT REQUIRED (Except for Single Items Above $2,000.00, which shall require the prior written consent of Owner's authorized representative, which consent may be provided by e-mail).

1. Zoning fees, building permit fees and other fees and charges paid to local jurisdictions, utility providers and governmental and quasi-governmental agencies for review, filing, processing, permitting and inspection of potential Sites, including fees to third parties or costs incurred in obtaining local zoning maps and regulations;

2. Permit extensions or renewal fees if incurred as a result of Excusable Delay;

3. Fees paid to third parties for title search and preliminary title reports; and

4.         Express courier charges for site-package document control.

PART II.  OWNER CONSENT REQUIRED*

1. Third-party expenses for site appraisals, estimates, and expert witnesses at zoning hearings;

2. Upgrades or modifications required for existing structures to meet required codes, including costs incurred as a result of hidden or concealed obstructions and latent structural problems;

3. Flood investigations (other than consulting local flood mapping as a part of the site feasibility process);

4.         Public relations support performed by third parties;

5. If required by landlord, reimbursement of landlord's legal expenses in connection with review of Site Lease Agreements;

6.         AM Tower Analysis, if required;

7.         Crane rentals as required for drive testing;

8.         Riggers (Tower Crews), if required;

                                                                    CONFIDENTIAL


9. Payments made, upon Owner's request, to Landlords under Site Lease Agreements, Site option payments.

10. Third party services related to securing additional title assurance beyond preliminary title report;

11. Interim Maintenance Program Equipment as described in Section 9.2(b) of this Exhibit C;

12.        Construction Consultant as defined in Section 7 of this Exhibit C;

13.        A & E Consultant as defined in Section 5 of this Exhibit C.

14. FAA consultant services as required pursuant to Section 11.1(a)(5) of Exhibit B (SOW).

* Requires the prior written consent by Owner's authorized representative, which consent may be given by e-mail.

                              PASS-THROUGH EXPENSES

Owner shall reimburse Contractor for one hundred percent (100%) of sales taxes or duties related to the Work.

                                                                    CONFIDENTIAL


                                 ATTACHMENT 7.2

                        STANDARD SITE DESIGN DESCRIPTIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                   ROOF TOP STANDARD SITE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
                          STANDARD SITE 1                                                      STANDARD SITE 2
------------------------------------------------------------------------------------------------------------------------------------
[

































                                                                                                                                   ]

                                                                    CONFIDENTIAL


------------------------------------------------------------------------------------------------------------------------------------
[




                                                                                                                                   ]

For purposes of clarification, the descriptions and pricing associated with the Standard Sites do not include the following materials, labor or services:

           1. Complete Structural Analysis of a Site pursuant to Section 5(b)(i) of Exhibit B (SOW) (but pricing does include architectural and engineering review fees charged by building/property owners)

           2.         roof penetration

           3.         lightning rods

           4.         cable ladders

           5.         transformers

           6.         circuit box or Ground Fault Interruption Circuit

           7.         submeter.

* For purposes of further clarification, the repeater hardware will be delivered to each Site location by the repeater manufacturer and Contractor will receive and install such repeater hardware in accordance with Section 7.6 of Exhibit B
(SOW).

                                                                    CONFIDENTIAL


                                 ATTACHMENT 9.1

                           ANTENNA PRICING (ATTACHED)

                          Final Antenna Pricing Summary

              [
Original  New
Item      Item







































































































                                                                                                          ]

                                                                    CONFIDENTIAL

                                    CONTRACT

                                       FOR

                          ENGINEERING AND CONSTRUCTION

                                       OF

                       TERRESTRIAL REPEATER NETWORK SYSTEM


                                 BY AND BETWEEN


                             XM SATELLITE RADIO INC.


                                       AND


                             LCC INTERNATIONAL, INC.


                       EXHIBIT D -- DATA AND DOCUMENTATION


                               PROPRIETARY NOTICE

This attached Exhibit D -- Data and Documentation -- and the information contained herein is confidential and proprietary to XM Satellite Radio Inc., and shall not be published or disclosed to any third party without the express written consent of a duly authorized representative of XM Satellite Radio Inc.

                                                                    CONFIDENTIAL

                                    CONTRACT
                                       FOR
                          ENGINEERING AND CONSTRUCTION
                                       OF
                       TERRESTRIAL REPEATER NETWORK SYSTEM

                       EXHIBIT D -- DATA AND DOCUMENTATION

     As a part of the Work, Contractor shall deliver to Owner the following Data and Documentation in accordance with the schedule indicated:

-----------------------------------------------------------------------------------------------------------------
          DATA & DOCUMENTATION                           DELIVERY DATE                       OWNER RESPONSE
-----------------------------------------------------------------------------------------------------------------
Initial City Project Schedules, in                       EDC + 45 Calendar                   Review and Approval
accordance with Section 2.3 of Exhibit                   Days
B
-----------------------------------------------------------------------------------------------------------------
For each City, a City Budget, in                         See Section 2.4 of                  Information
accordance with Section 2.4 of                           Exhibit B
Exhibit B
-----------------------------------------------------------------------------------------------------------------
Weekly Status Reports, in accordance                     See Section 2.6 of                  Information
with Section 2.6 of Exhibit B                            Exhibit B
-----------------------------------------------------------------------------------------------------------------
Monthly Status Reports, in accordance                    See Section 2.6 of                  Information
with Section 2.6 of Exhibit B                            Exhibit B
-----------------------------------------------------------------------------------------------------------------
Quarterly Status Reports, in accordance                  See Section 2.6 of                  Information
with Section 2.6 of Exhibit B                            Exhibit B
-----------------------------------------------------------------------------------------------------------------
For each City, a Preliminary City                        August 20, 1999                     Approval
Network Design, in accordance with
Section 3.3 of Exhibit B
-----------------------------------------------------------------------------------------------------------------
For each City, the Revised City Network                  See Initial City Schedule           Approval
Design, in accordance with Section 3.4
of Exhibit B
-----------------------------------------------------------------------------------------------------------------
For each City, the Build-To City                         See Initial City Schedule           Approval
Network Design, in accordance with
Section 3.5 of Exhibit B
-----------------------------------------------------------------------------------------------------------------
For each City, the Final System                          See Section 3.7 of                  Information
Configuration, in accordance with                        Exhibit B
Section 3.7 of Exhibit B
-----------------------------------------------------------------------------------------------------------------

                                                                   CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------
          DATA & DOCUMENTATION                          DELIVERY DATE                     OWNER RESPONSE
-----------------------------------------------------------------------------------------------------------------
For each Site, a Site Acquisition                   See Section 4.2 of              Approval and Execution By
Agreement in accordance with Section                Exhibit B                       Owner
4.2 of Exhibit B
-----------------------------------------------------------------------------------------------------------------
Preliminary Site Test Report, in                    See Section 7.5 of
accordance with Section 7.5 of Exhibit              Exhibit B                       Information
B
-----------------------------------------------------------------------------------------------------------------
Repeater Unit Acceptance Test results               See Section 7.6 of B            Information
in accordance with Section 7.6 of                   Exhibit B
Exhibit B
-----------------------------------------------------------------------------------------------------------------
Repeater Acceptance Test Plan and                   EDC +30 Calendar Days           Approval
Procedures, in accordance with Section
2 of Exhibit E
-----------------------------------------------------------------------------------------------------------------
Repeater Acceptance Test Report, in                 See Section 4 of                Approval
accordance with Section 4 of Exhibit E              Exhibit B
-----------------------------------------------------------------------------------------------------------------
Site Package, in accordance with Section            See Initial City Schedule       Information
2.8 of Exhibit B
-----------------------------------------------------------------------------------------------------------------
NMS Report, in accordance with Section              See Section 12.2 of             Information
12.2 of Exhibit B                                   Exhibit B
-----------------------------------------------------------------------------------------------------------------

                                                                    CONFIDENTIAL

                                    CONTRACT
                                       FOR
                          ENGINEERING AND CONSTRUCTION
                                       OF
                       TERRESTRIAL REPEATER NETWORK SYSTEM


                                 BY AND BETWEEN


                             XM SATELLITE RADIO INC.


                                       AND


                             LCC INTERNATIONAL, INC.


                         EXHIBIT E - NETWORK TESTING AND
                               ACCEPTANCE CRITERIA


                             CONFIDENTIALITY NOTICE

This attached Exhibit E - Network Testing and Acceptance Criteria -- and the information contained herein is confidential to the Parties and shall not be published or disclosed to any third party without the express written consent of a duly authorized representative of each Party.

                                                                    CONFIDENTIAL

                                    CONTRACT
                                       FOR
                          ENGINEERING AND CONSTRUCTION
                                       OF
                       TERRESTRIAL REPEATER NETWORK SYSTEM

                         EXHIBIT E - NETWORK TESTING AND
                               ACCEPTANCE CRITERIA

1. DEFINITIONS. As used in this Exhibit E:

     A. "Central Business District" or "CBD" shall mean, for each City, that geographic area on which is situated a substantial portion of that City's business and through which travels a substantial portion of the City's vehicular traffic and for which there is a high probability that Owner's satellites, when properly launched and functioning in accordance with their specification, will not provide adequate coverage. As of EDC, the CBD for certain Cities is set forth in Attachment 1 hereto. On or before EDC plus thirty (30) Calendar Days, Owner will identify the CBDs for the remaining Cities. The CBD identification shall be incorporated into the Contract by an Amendment in accordance with Article 28.3 of the Terms and Conditions.

     B. "Drive Test Route" shall mean, with respect to a City, those thoroughfares within the Defined Coverage Area on which a substantial portion of the City's vehicular traffic (including commuter traffic) travels and from which Contractor shall test the City Network. The Drive Test Routes consist of the aggregate of the individual Primary Drive Test Routes and Secondary Drive Test Routes. As of EDC, the Drive Test Routes for certain Cities are as set forth in Attachment 2 hereto. The Parties shall mutually agree on the Drive Test Routes for the remainder of the Cities on or before EDC plus thirty (30) Calendar Days. The Drive Test Routes for such remaining Cities shall be roughly equivalent to, and as comprehensive as, those set forth in Attachment 2 hereto and such Drive Test Routes shall be incorporated into the Contract by an Amendment in accordance with Article 28.3 of the Terms and Conditions.

     C.   "Defined Coverage Area" shall have the meaning set forth in Section
          3.2 of Exhibit B (SOW).

     D. "Primary Drive Test Route" shall mean, with respect to either a City or a CBD of a City, a series of individual traffic routes on which there is the highest density of a City's vehicular traffic (including commuter traffic) and from which Contractor shall test the City Network. As of the Effective Date, the Primary Drive Test Routes for certain Cities and CBDs are as set forth in Attachment 2 hereto. The Parties shall mutually agree on the Drive Test Routes for the remainder of the Cities and CBDs on or before EDC plus thirty (30) Calendar Days. The Primary



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                                                                    CONFIDENTIAL

          Drive Test Routes for such remaining Cities shall be roughly equivalent to, and as comprehensive as, those set forth in Attachment 2 hereto and such Primary Drive Test Routes shall be incorporated into the Contract by an Amendment in accordance with Article 28.3 of the Terms and Conditions.

     E. "Repeater Acceptance Test Criteria" shall mean the criteria against which a City Network shall be tested, and the conformity to which shall indicate that Contractor has successfully completed the Repeater Acceptance Test with respect to such City Network. The Repeater Acceptance Test Criteria are set forth in Section 2.B below.

     F. "Secondary Drive Test Route" shall mean a Drive Test Route that is not a Primary Drive Test Route. As of the Effective Date, the Secondary Drive Test Route for certain Cities and CBDs are as set forth in Attachment 2 hereto. The Parties shall mutually agree on the Drive Test Routes for the remainder of the Cities and CBDs on or before EDC plus thirty (30) Calendar Days. The Secondary Drive Test Routes for such remaining Cities shall be roughly equivalent to, and as comprehensive as, those set forth in Attachment 2 hereto and such Secondary Drive Test Routes shall be incorporated into the Contract by an Amendment in accordance with Article 28.3 of the Terms and Conditions.

     G.   "Signal Reliability" shall mean that the Repeater Network Acceptance
          Testing verifies a signal level greater than [       ]

     H. "Signal Outage" shall mean any testing distance interval during which the Repeater Acceptance Testing verifies a signal level at or below
          [       ]

2. REPEATER NETWORK ACCEPTANCE TESTING

     A. In accordance with Article 8.1 of the Contract, Contractor shall perform Repeater Network Acceptance Testing with respect to each City Network in accordance with the Repeater Acceptance Test Plan and Procedures, including testing intervals and test equipment configuration(s) to be used by Contractor hereunder. Contractor shall deliver to Owner for Owner's review and approval the Repeater Acceptance Test Plan and Procedures on or before EDC plus thirty (30) Calendar Days. Contractor shall incorporate Owner's reasonable comments. The Owner-approved Repeater Acceptance Test Plan and Procedures will be incorporated into the Contract as Attachment 3 hereto by an Amendment in accordance with Article 28.3 of the Terms and Conditions.

     B. A City Network shall be deemed to have no defects when the City Network satisfies the following criteria (the "Repeater Acceptance Test Criteria"):

          (1) For each individual Primary Drive Test Route in the Central Business District of a City there is: (a) [
                    ] Signal Reliability (excluding Exclusion Zones and those
               areas reasonably determined to be



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
                                                                    CONFIDENTIAL

               covered by signals from Owner's satellites) along the length of each Primary Drive Test Route; and (b) no individual Signal
               Outage greater than [                             ]

          (2) For each individual Primary Drive Test Route outside the Central Business District of a City there is: (a) [
                    ] Signal Reliability (excluding Exclusion Zones and those
               areas reasonably determined to be covered by signals from Owner's satellites) along the length of each Primary Drive Test Route; and (b) no individual Signal Outage greater than [
                          ]

          (3)  For the aggregate of the Secondary Drive Test Routes for a City,
               there is: (a) [                          ] Signal Reliability
               (excluding Exclusion Zones and those areas reasonably determined to be covered by signals from Owner's satellites) along the aggregate of the lengths of such Secondary Drive Test Routes; and
               (b) no individual Signal Outage greater than [
                    ]

3. WITNESS OF REPEATER ACCEPTANCE TESTING. For each City Network, and in accordance with this Exhibit E, the following shall apply: (i) Owner shall be entitled to attend and witness all testing performed hereunder; and (ii) Contractor shall provide Owner with fourteen (14) Calendar Days prior written notice of commencement of any such testing.

4. REPEATER ACCEPTANCE TEST REPORT. With respect to each City Network, within twenty-one (21) Calendar Days after Contractor's completion of all testing performed in accordance with this Exhibit E, Contractor shall provide to Owner the Repeater Acceptance Test Report. The Repeater Acceptance Test Report shall set forth the following: (i) for each set of routes set forth in Sections B.1, B.2, and B.3 above, respectively, an RF coverage plot showing the location of each measurement and whether or not such measurement proves Signal Reliability;
(ii) for each set of routes set forth in Sections B.1, B.2, and B.3 above, respectively, a graph of distance against signal strength showing where measurements prove or fail to prove Signal Reliability; and (iii) for the City Network, detailed analysis showing whether or not the City Network meets the Repeater Acceptance Test Criteria set forth above.

5. CERTIFICATION. In the event the Repeater Acceptance Test Report states that the City Network meets the Repeater Acceptance Test Criteria set forth above, concurrent with Contractor's delivery of such report, Contractor shall provide to Owner a detailed report setting forth the test results and a certification in the form of Attachment 3 (Form of Certification for Acceptance) hereto. In the event the Repeater Acceptance Test Report sets forth that the City Network fails to meet the Repeater Acceptance Test Criteria set forth above, the Parties shall proceed to correct the City Network in accordance with Article 8.1 (c) of the Contract (as if Owner had delivered to Contractor an undisputed Notice of Defects).

6. NOTICE OF ACCEPTANCE. Owner shall provide Contractor notice of its acceptance of the City Network or Notice of Defects thereof in accordance with Article 8 of the Terms and Conditions.



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                                                                    CONFIDENTIAL

                                  ATTACHMENT 1

                           CENTRAL BUSINESS DISTRICTS



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
                                                                    CONFIDENTIAL

                                  ATTACHMENT 2

                           PRIMARY AND SECONDARY DRIVE
                                   TEST ROUTES



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                                                                    CONFIDENTIAL

                                  ATTACHMENT 3
                          REPEATER ACCEPTANCE TEST PLAN
                               AND TEST PROCEDURES



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
                                                                    CONFIDENTIAL

                                  ATTACHMENT 4
                        FORM OF ACCEPTANCE CERTIFICATION

     This certificate is being delivered pursuant to the Contract for Engineering and Construction of Terrestrial Repeater Network System, dated as of ___________ ___, 1999 (as more particularly defined therein, the "Contract"), by and between XM Satellite Radio Inc. ("Owner") and LCC International, Inc. ("Contractor"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Contract.

     Pursuant to Section 4 (Repeater Acceptance Test Report) of Exhibit E of the Contract, the undersigned, a duly authorized officer of Contractor, hereby certifies to Owner as follows with respect to the City Network for ________________ [IDENTIFY THE APPLICABLE CITY] (the "Certified City Network"):

          (a) All testing required by the Repeater Acceptance Test Plan and Test Procedures for the Certified City Network has been performed in accordance with the requirements of the Contract, including, without limitation, Exhibit E (Network Testing Plan and Acceptance Criteria);

          (b) The testing completed pursuant to the Repeater Acceptance Test Plan and Test Procedures shows that the City Network satisfies the Repeater Acceptance Test Criteria; and

          (c) Contractor has delivered to Owner the Repeater Acceptance Test Report in accordance with the requirements of the Contract.


                                        For LCC International, Inc.

                                        Signature:
                                                  ----------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------
                                        Date:
                                             ---------------------------



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